As filed with the Securities and Exchange Commission on September 28, 2006

                                                 Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       [ ] Pre-Effective Amendment No. __
                       [ ] Post-Effective Amendment No. __


                         PRINCIPAL INVESTORS FUND, INC.
               (Exact name of Registrant as specified in charter)

                   680 8th Street, Des Moines, Iowa 50392-0200
              (Address of Registrant's Principal Executive Offices)

                                  800-247-4123
              (Registrant's Telephone Number, Including Area Code)

                               Michael D. Roughton
                     Counsel, Principal Investors Fund, Inc.
                         711 High Street, Suite 405 West
                           Des Moines, Iowa 50392-0200
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                          John W. Blouch Dykema Gossett
                            PLLC 1300 I Street, N.W.
                           Washington, D.C. 20005-3353
                        202-906-8714; 202-906-8669 (Fax)


Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:  Class A and Class B common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on October 28, 2006, pursuant to Rule 488.

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                                               October ___, 2006

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Investors Fund, Inc. ("PIF") will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at ______ a.m., Central Time.

         At the Meeting, shareholders of each Acquired Fund of PIF listed below (the "Acquired Funds") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the corresponding Acquiring Fund of PIF listed below (the "Acquiring Funds"):

      Acquired Funds                                    Acquiring Funds
      --------------                                    ---------------
    Equity Income Fund                                Equity Income Fund I
   Tax-Exempt Bond Fund                              Tax-Exempt Bond Fund I

         Under the Plan: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (each, a "Reorganization"). As a result of the Reorganizations, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund. If approved by shareholders of the Acquired Funds, the Reorganizations are expected to occur immediately after the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization.

         As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC"), the investment advisor to the Acquired and Acquiring Funds, entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganizations arise out of the Transaction, which contemplates combining the series of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, each of which is advised by WMA, into PIF. This includes the reorganization of (i) the WM Equity Income Fund into the Equity Income Fund I, a newly-created series of PIF that was set up as one of the Acquiring Funds involved in the Reorganization described in the enclosed Proxy Statement/Prospectus to acquire the assets of both the WM Equity Income Fund and the Equity Income Fund of PIF and (ii) the WM Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I, the other newly-created Acquiring Fund involved in the Reorganization described in the enclosed Proxy Statement/Prospectus (collectively, the "WM Fund Reorganizations") (the WM Equity Income Fund and the WM Tax-Exempt Bond Fund are referred to collectively as the "WM Acquired Funds" and individually as a "WM Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund.

         The Board of Directors of PIF has unanimously approved each of the Reorganizations and concluded that each Reorganization is in the best interests of each Acquired Fund and that the interests of existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganizations. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganizations, it should be reasonable for shareholders to have the same investment expectations. Shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, each Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The value of your investment will not be affected by the Reorganizations. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganizations. Finally, none of the Acquired Funds, the Acquiring Funds or their shareholders will incur any fees or expenses in connection with the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                      * * *

         Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus, and a proxy ballot for shares of each Acquired Fund you owned as of October 6, 2006, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

         The Board of Directors of PIF has unanimously voted in favor of each proposed Reorganization and recommends that you vote FOR the Proposal that pertains to your Acquired Fund.

         In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/ Prospectus and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for its receipt by _____________, 2006. To vote by touch-tone telephone or via the Internet, follow the instructions on the proxy ballot.

         We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganizations, please call our shareholder services department toll free at 1-800-247-4123.


                              Sincerely,

                              /s/ RALPH C. EUCHER
                              Ralph C. Eucher
                              President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Equity Income Fund and Tax-Exempt Bond Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Equity Income Fund and Tax-Exempt Bond Fund, each a separate series of Principal Investors Fund, Inc. ("PIF"), will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at _____ a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:

       Proposal 1  Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Fund into the Equity Income Fund I.
                   (Only shareholders of the Equity Income Fund will vote on the Proposal)

       Proposal 2  Approval of a Plan of Reorganization providing for the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I.
                   (Only shareholders of the Tax-Exempt Bond Fund will
                    vote on the Proposal)

          Any other business that may properly come before the Meeting.

         The Board of Directors of PIF recommends that shareholders of each Fund vote FOR the Proposal that pertains to their Fund.

         Approval of each Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.


                                 By order of the Board of Directors

                                 /s/ RALPH C. EUCHER
                                 Ralph C. Eucher
                                 President and Chief Executive Officer

October ___, 2006
Des Moines, Iowa

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

--------------------------------------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                       RELATING TO THE REORGANIZATIONS OF:

          (1) THE EQUITY INCOME FUND INTO THE EQUITY INCOME FUND I; AND

          (2) THE TAX-EXEMPT BOND FUND INTO THE TAX-EXEMPT BOND FUND I

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Investors Fund, Inc. ("PIF") of proxies to be used at a Special Meeting of Shareholders of PIF to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _______ a.m., Central Time (the "Meeting").

         At the Meeting, shareholders of each Acquired Fund of PIF listed below (the "Acquired Funds") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the corresponding Acquiring Fund of PIF listed below (the "Acquiring Funds").

             Acquired Funds                     Acquiring Funds
          Equity Income Fund                 Equity Income Fund I
        Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I

         Under the Plan: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (each, a "Reorganization"). As a result of the Reorganizations, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that Fund immediately after the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007 (the "Effective Time"). All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the reorganization of one Acquired Fund into its corresponding Acquiring Fund may occur regardless of whether the consummation of the other Reorganization occurs. As described more fully below, each Reorganization is contingent on the Acquiring Fund first acquiring substantially all of the assets of its corresponding WM Acquired Fund (as defined below). The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in each Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on a Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PIF contain additional information about the investments of the Acquired Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended October 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated October ___, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PIF (the "PIF Prospectus" and the "PIF SAI," respectively), each dated March 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. PIF's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, which contains, among other information, financial highlights for the Acquired Funds, is incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PIF at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PIF is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

        The date of this Proxy Statement/Prospectus is October ___, 2006.

                                TABLE OF CONTENTS

                                                                                                      Page
Introduction        ....................................................................................
Overview of the Proposed Reorganizations...............................................................
Proposal 1          Approval of a Plan of Reorganization providing for the reorganization of the
                    Equity Income Fund into the Equity Income Fund I....................................
Proposal            2 Approval of a Plan of Reorganization providing for the
                    reorganization of the Tax-Exempt Bond Fund into the
                    Tax-Exempt Bond Fund I...........................
Risks of Investing in the Funds.........................................................................
Hedging and Other Strategic Transactions................................................................
Information About the Reorganizations...................................................................
                    Plans of Reorganization.............................................................
                    Reasons for the Reorganizations.....................................................
                    Board Consideration of the Reorganizations..........................................
                    Description of Securities to Be Issued..............................................
                    Federal Income Tax Consequences.....................................................
Capitalization      ....................................................................................
Additional Information About the Funds .................................................................
                    Differences Between the Share Classes of the Acquired and Acquiring Funds......
                    Shareholder Rights..................................................................
                    Dividends and Distributions.........................................................
                    Purchases, Redemptions and Exchanges of Shares......................................
                    Frequent Purchases and Redemptions..................................................
Voting Information......................................................................................
Outstanding Shares and Share Ownership..................................................................
Financial Statements....................................................................................
Legal Matters...........................................................................................
Other Information.......................................................................................

Appendix A           Forms of Plans of Reorganization...................................................    A-1
Appendix B           Debt Security Ratings..............................................................    B-1
Appendix C           Certain Investment Strategies and Related Risks of the Acquiring Funds...........      C-1
Appendix D           Costs of Investing in the Acquiring Funds..........................................    D-1
Appendix E           Additional Information About Fund Performance......................................    E-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PIF's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Funds to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _____ a.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of each Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into its corresponding Acquiring Fund, each a series of PIF. All shareholders of record of an Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Investors Fund, Inc. and the Acquired and Acquiring Funds. PIF is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PIF currently offers 55 separate series (the "PIF Funds"), including the Equity Income Fund and the Tax-Exempt Bond Fund. PIF has filed with the SEC a post-effective amendment to its registration statement on Form N-1A relating to the Equity Income Fund I and the Tax-Exempt Bond Fund I. These Acquiring Funds will commence operations at the Effective Time of the Reorganizations. The shares of the Acquired Funds are currently offered in two classes. The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the Acquired Funds and the Acquiring Funds is Principal Management Corporation ("PMC") and the principal underwriter for PIF is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

         Pursuant to an investment advisory agreement with PIF with respect to each of the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with sub-advisors with respect to each of the Acquired and Acquiring Funds as follows:

        Acquired Fund                         Sub-Advisor(s)
     Equity Income Fund     Principal Global Investors LLC ("Principal Global")
    Tax-Exempt Bond Fund   Principal Global and Nuveen Asset Management ("NAM")

       Acquiring Fund                           Sub-Advisor
    Equity Income Fund I         Washington Mutual Advisors, Inc. ("WMA")
   Tax-Exempt Bond Fund I       Van Kampen Asset Management ("Van Kampen")

         Each of PMC and the sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds.

         Principal Global is an indirect wholly-owned subsidiary of PFG. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc., which, together with its affiliates, had approximately $136 billion in assets under management as of December 31, 2005. NAM's address is 333 West Wacker Drive, Chicago, Illinois 60606. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly-held global financial services company and, together with its affiliates, had aggregate assets under management or supervision, as of June 30, 2006, of approximately $438 billion. Van Kampen's address is 1221 Avenue of the Americas, New York, New York 10020. WMA presently is an indirect wholly-owned subsidiary of Washington Mutual, Inc. ("WaMu"), a publicly-owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. As described in greater detail below, PFG has entered into an agreement to acquire WMA.

         The WMA Acquisition. On July 25, 2006, PFG and its subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc. ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA and WMA's two subsidiaries, WM Funds Distributor, Inc. ("WMFD") and WM Shareholder Services, Inc. ("WMSS") (the "Transaction"). The Reorganizations described in this Proxy Statement/Prospectus arise out of the Transaction, which contemplates, among other things, the reorganization of
(i) the WM Equity Income Fund, a series of WM Trust I that is advised by WMA, into the Equity Income Fund I and (ii) the WM Tax-Exempt Bond Fund, also a series of WM Trust I that is advised by WMA, into the Tax-Exempt Bond Fund I (collectively, the "WM Fund Reorganizations") (the WM Equity Income Fund and the WM Tax-Exempt Bond Fund are referred to collectively as the "WM Acquired Funds" and individually as a "WM Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals. After the Transaction, each of WMA, WMFD and WMSS will be an indirect wholly-owned subsidiary of PFG.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund. In other words, completion of the Reorganization proposed for each Acquired Fund is contingent upon the consummation of the reorganization proposed for the corresponding WM Acquired Fund pursuant to the WM Fund Reorganization.

         The impact of the WM Fund Reorganizations on the Acquiring Funds is reflected in the information under the heading "Fees and Expenses of the Funds" under Proposals 1 and 2 as well as under the heading "Capitalization" below.

                    OVERVIEW OF THE PROPOSED REORGANIZATIONS

         At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PIF (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of each of the Acquired Funds into the corresponding Acquiring Fund. The Reorganizations contemplate: (i) the transfer of all the assets, subject to all of the liabilities, of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Funds of the Acquiring Fund shares; and (ii) the liquidation and termination of the Acquired Funds.

         As a result of each Reorganization, each shareholder of an Acquired Fund will become a shareholder of its corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time"). The closing date for each Reorganization is expected to be January 12, 2007. Holders of Class A and Class B shares of an Acquired Fund will receive, respectively, Class A and Class B shares of the corresponding Acquiring Fund.

         All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the reorganization of one Acquired Fund into its corresponding Acquiring Fund may occur regardless of whether the consummation of the other Reorganization occurs. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in each Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganizations will permit PIF to substitute for the Acquired Funds corresponding Acquiring Funds that the Board believes will better serve the interests of shareholders. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and are substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganizations, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WM Acquired Funds will be responsible for the day-to-day management of the Acquiring Funds. This is important to keep in mind because, for each of the 1, 5 and 10 year periods ended December 31, 2005, the WM Equity Income Fund has generated performance results that are superior to the returns of the Equity Income Fund. Similarly, the WM Tax-Exempt Bond Fund has produced results that are comparable to or exceed the performance of the Tax-Exempt Bond Fund over the same time periods. Although past performance is no guarantee of future results, shareholders may want to compare the performance records of each Acquired Fund and its corresponding WM Acquired Fund because that information will provide an indication of the risks of investing in the Acquired Funds versus their corresponding Acquiring Funds. Moreover, shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, the Acquiring Funds may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve each of the Reorganizations are discussed below under "Information About the Reorganizations - Board Consideration of the Reorganizations."

         Each Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by any Acquired or Acquiring Fund shareholders. See "Information About the Reorganizations -- Federal Income Tax Consequences."

         The Reorganizations will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares."

         None of the Acquired Funds, Acquiring Funds or their shareholders will incur any fees or expenses in connection with the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                   PROPOSAL 1

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                  THE REORGANIZATION OF THE EQUITY INCOME FUND
                          INTO THE EQUITY INCOME FUND I

                         Overview of the Reorganization

         Shareholders of the Equity Income Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Equity Income Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganizations."

         The Acquiring Fund is a new series of PIF that will commence operations at the Effective Time of the Reorganization. Pursuant to the related WM Fund Reorganization described under "Introduction" above, it is proposed that an existing WM Acquired Fund, the WM Equity Income Fund, will be reorganized into the Acquiring Fund immediately before the Acquired Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WM Equity Income Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

                       Equity Income Fund                                       Equity Income Fund I
                        (Acquired Fund)                                           (Acquiring Fund)

Approximate Net Assets as of  4/30/06 (unaudited):
      $109,872,644                                              None*
                                                                *The Acquiring Fund will commence operations upon the
                                                                consummation of the Reorganization, which will occur
                                                                immediately after consummation of the related WM Fund
                                                                Reorganization. At 4/30/06, the WM Equity Income Fund
                                                                had net assets of $3,468,912,000 (unaudited).
Investment Adviser:
      PMC                                                       PMC

Sub-Advisor and Portfolio Manager(s):
      Principal Global                                          WMA

      Portfolio manager:                                        Portfolio manager:
      --Dirk Laschanzky, CFA; Portfolio Manager; joined         --Joseph T. Suty, CFA, Vice President and Senior
      Principal Global in 1997.                                 Portfolio Manager, WMA; prior to joining WMA in
                                                                2005, a portfolio manager for Washington Capital
                                                                Management, Inc.

Investment Objective:
      The Acquired Fund seeks to achieve high current           The Acquiring Fund seeks to provide a relatively
      income and long-term growth of income and capital.        high level of current income and long-term growth
                                                                of income and capital.

Principal Investment Strategies:
      The Acquired Fund seeks to achieve its objective by       The Acquiring Fund invests primarily (normally at
      investing primarily in equity securities (such as         least 80% of its net assets, plus any borrowings
      common stocks, preferred securities, which may be         for investment purposes) in dividend-paying common
      convertible, and shares of real estate investment         stocks and preferred stocks.
      trusts (REITs)).  In selecting securities,
      Principal Global, places an emphasis on securities        In selecting investments for the Acquiring Fund,
      with potentially high dividend yields. Under normal       WMA looks for investments that provide regular
      market conditions, the Acquired Fund invests at           income in addition to some opportunity for capital
      least 80% of its assets in equity securities.  The        appreciation.  Equity investments are typically
      Acquired Fund may invest up to 20% of its assets in       made in "value" stocks currently selling for less
      securities of foreign companies.                          than WMA believes they are worth.

      When determining how to invest the Acquired Fund's        The Acquiring Fund may:
      assets in common stocks, Principal Global seeks
      stocks that it believes are undervalued in the            --invest in fixed-income securities of any
      marketplace at the time of purchase.  Securities          maturity, including mortgage-backed securities,
      for the Acquired Fund are selected by consideration       U.S. government securities, and asset-backed
      of the quality and price of individual issuers            securities;
      rather than forecasting stock market trends.  The
      selection process focuses on:                              --invest up to 20% of its assets in
                                                                below-investment-grade fixed-income securities
      -- the determination that a stock is selling below        (sometimes called "junk bonds");
      its fair market value;
                                                                --purchase or sell U.S. government securities or
      -- an early recognition of changes in a company's         collateralized mortgage obligations on a
      underlying fundamentals;                                  "when-issued" or "delayed-delivery" basis in an
                                                                aggregate of up to 20% of the market value of its
      -- an evaluation of the sustainability of                 total net assets;
      fundamental changes; and
                                                                --invest up to 20% of its assets in REIT
      -- monitoring a stock's behavior in the market.           securities; and

      The equity investment philosophy of Principal             --invest up to 25% of its assets in U.S.
      Global is based on the belief that superior stock         dollar-denominated securities of foreign issuers.
      selection is the key to consistent out-performance.
      Principal Global believes                                 The Acquiring Fund may write (sell) covered call
      superior stock selection may be achieved by a             options.
      combination of systematically evaluating company
      fundamentals and in-depth original research.
      Principal Global focuses on four critical drivers
      of stock performance:  improving business
      fundamentals; sustainable competitive advantages;
      rising investor expectations; and attractive relative
      valuation. To leverage its stock selection skills as
      the primary drivers of relative
      performance, Principal Global seeks to maximize global
      information advantages and neutralize unintended
      portfolio risks.

      Principal Global focuses its stock selection on established companies that it believes have a sustainable competitive advantage.
      Principal Global constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Acquired Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Portfolio Turnover Rates:
      The Acquired Fund's portfolio turnover rates were:        The WM Equity Income Fund's
                                                                portfolio turnover rates were:*
      -- 90% for the six months ended 4/30/06 (unaudited)       -- 36% for the six months ended 4/30/06 (unaudited);
      (annualized);                                             -- 32% for the fiscal year ended 10/31/05; and
      -- 88.4% for the fiscal year ended 10/31/05; and          -- 20% for the fiscal year ended 10/31/04.
      -- 134.7% for the fiscal year ended 10/31/04.
                                                                *The Acquiring Fund will commence
                                                                operations upon the consummation of the
                                                                Reorganization, which will occur
                                                                immediately after consummation of the
                                                                related WM Fund Reorganization. The
                                                                investment objectives and strategies of the
                                                                Acquiring Fund will be identical to
                                                                those of the WM Acquired Fund.

Hedging and Other Strategic Transactions:
      Both the Acquired and the Acquiring Fund are authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as futures, options, future contracts, options on future contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
      For temporary defensive purposes in times of unusual or adverse market conditions, both the Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal investment strategies of the Acquired and Acquiring Funds are substantially similar. Both seek high current income and long-term growth of income and capital. Both Funds pursue their objectives by investing primarily in equity securities, such as common and preferred stock and shares of real estate investment trusts, that provide for regular income and the potential for capital appreciation. Both the Acquired and Acquiring Funds employ a value investing approach, seeking out investment opportunities that their respective sub-advisors believe are undervalued in the marketplace. While the Acquired Fund may invest up to 20% of its assets in foreign companies, the Acquiring Fund may invest up to 25% of its assets in U.S. dollar denominated securities of foreign issuers. In addition, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities of any maturity, including below-investment grade fixed-income securities.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PIF SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PIF SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have substantially similar investment objectives and strategies as described above, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:

Risks Applicable to Both Funds:

-- Equity Securities Risk             -- Value Stock Risk                   -- Foreign Securities Risk

-- Exchange Rate Risk                 -- Real Estate Securities Risk        -- Derivatives Risk

-- Prepayment or Call Risk


Additional Risks Applicable to the Acquiring Fund:

-- Fixed-Income Securities Risk       -- U.S. Government Securities Risk    -- High Yield Securities Risk

-- Fund-of-Funds Risk


         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

         Certain risks of investing in the Acquiring Fund are more fully described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PIF Prospectus and the PIF SAI.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Class A and Class B shares of the Acquired Fund will receive, respectively, Class A and Class B shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the PIF Prospectus and Appendix D ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund.


                                          Equity Income Fund                              Equity Income Fund I
                                           (Acquired Fund)                                  (Acquiring Fund)
                                      Class A         Class B            Class A           Class B                   Class B
                                      -------         -------            -------           -------                   -------
                                                                                    (issued in connection         (issued after
                                                                                   with Reorganization)(7)      Reorganization)(7)
Maximum sales charge
(load) imposed on purchases           5.75%(1)         None              5.50%(1)           None                       None
(as a % of offering price)

Maximum Contingent Deferred
Sales Charge                          0.75%(2)       4.00%(3)            1.00%(2)         4.00%(5)                   5.00%(6)
(CDSC) (as a % of dollars
subject to charge)

Redemption or Exchange
Fee (as a % of amount redeemed/       1.00%(4)       1.00%(4)            1.00%(4)         1.00%(4)                   1.00%(4)
exchanged)

-----------------------
(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2) A CDSC applies on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.
(3) CDSCs are reduced after two years and eliminated after 7 years.
(4) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.
(5) CDSCs are reduced after two years and eliminated after 6 years. (6) CDSCs are reduced after two years and eliminated after 5 years.
(7) For a discussion of the differences between Class B shares to be issued in connection with the Reorganization and after the Reorganization, see "Additional Information about the Funds - Differences between the Share Classes of the Acquired and Acquiring Funds."

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class A and Class B shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the estimated expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ending October 31, 2007; and (c) the pro forma combined expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ending October 31, 2007 assuming both the Reorganization and the related WM Fund Reorganization. The Acquiring Fund is a new series of PIF that will commence operations at the Effective Time of the Reorganization.

                         Annual Fund Operating Expenses

                                   Management     12b-1     Other     Total Fund     Fee Waiver /        Net
                                      Fees        Fees     Expenses    Operating       Expense        Expenses
                                                                       Expenses     Reimbursement
(a) Equity Income Fund  Class A      0.60%        0.24%     0.44%        1.28%            --            1.28%
(Acquired Fund)         Class B      0.60%        0.92%     0.71%        2.23%            --            2.23%

(b) Equity Income       Class A      0.51%        0.25%     0.10%        0.86%            --            0.86%
Fund I (1) (2)
(Acquiring Fund)        Class B      0.51%        1.00%     0.23%        1.74%          0.01%           1.73%
(Estimated)

(c) Equity Income       Class A      0.51%        0.25%     0.10%        0.86%            --            0.86%
Fund I (1) (2)
(Acquiring Fund)        Class B      0.51%        1.00%     0.23%        1.74%          0.01%           1.73%
(Pro forma estimated
expenses assuming WM
Fund Reorganization)

-----------------------
(1) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percentage of average net assets on an annualized basis) not to exceed the following level of such expenses: Class A - 0.87%; and Class B - 1.73%.

(2) The Acquiring Fund will not issue shares prior to the Effective Time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The estimated expenses for the year ending October 31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Effective Time of the Reorganization. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Reorganization. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending October 31, 2007 because, assuming the related WM Fund Reorganization is approved, the Acquiring Fund will carry forward the financial statements of the WM Equity Income Fund and report historical information of the WM Equity Income Fund for periods prior to the Effective Time of the Reorganization as its own.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                                             1 Year      3 Years      5 Years     10 Years
If you sell your shares at the end of the period:
Equity Income Fund                        Class A             $698         $958       $1,237       $2,031
(Acquired Fund)                           Class B             $626         $997       $1,395       $2,212

Equity Income Fund I                      Class A             $633         $809       $1,001       $1,552
(Acquiring Fund) (Estimated)              Class B(1)          $576         $746       $1,042       $1,602

Equity Income Fund I                      Class A             $633         $809       $1,001       $1,552
(Acquiring Fund)                          Class B(1)          $576         $746       $1,042       $1,602
(Pro forma estimated expenses assuming
WM Fund Reorganization)

If you do not sell your shares at the end of the period:
Equity Income Fund                        Class B             $226         $697       $1,195       $2,212
(Acquired Fund)

Equity Income Fund I                      Class B(1)          $176         $546        $942        $1,602
(Acquiring Fund)

Equity Income Fund I                      Class B(1)          $176         $546        $942        $1,602
(Acquiring Fund)
(Pro forma estimated expenses assuming
WM Fund Reorganization)
------------------

(1) These expense examples are for Class B shares that will be issued to you in the Reorganization. If you purchase Class B shares after the Reorganization, based on the assumptions stated above, your expenses would be:

                                        1 Year    3 Years    5 Years   10 Years
If you sell your shares at the end       $676       $946      $1,142    $1,817
of the period:
If you do not sell your shares at        $176       $546       $942     $1,817
the end of the period:

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

           Equity Income Fund                       Equity Income Fund I
             (Acquired Fund)                          (Acquiring Fund)

    0.60% of the first $500 million;          0.60% of the first $250 million;
     0.58% of the next $500 million;           0.55% of the next $250 million;
  0.56% of the next $500 million; and      0.50% of the excess over $500 million
 0.55% of the excess over $1.5 billion          of average daily net assets.
   of average daily net assets.

         Principal Global directly manages the assets of the Acquired Fund as its sub-advisor. Assuming approval of the related WM Fund Reorganization, WMA will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, WMA will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A and Class B shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the related WM Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class A and Class B shares of the WM Equity Income Fund as the historical performance of, respectively, the Class A and Class B shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the table below also shows performance information for the Class A and Class B shares of the WM Equity Income Fund. Appendix E to this Proxy Statement/Prospectus contains additional performance information for the Acquired Fund and the WM Equity Income Fund.

      Average Annual Total Returns (%) for periods ended December 31, 2005

                                                          Past      Past      Past 10
                                                         1 Year    5 Years     Years
Equity Income Fund (Acquired Fund)  (1)
--Class A         (before taxes)                         2.02%     -3.14%      5.51%
                  (after taxes on distributions)  (2)    1.15%     -3.98%      3.89%
                  (after taxes on distributions and      1.58%     -3.07%      4.05%
                  sale of shares)
--Class B  (3)                                           3.10%     -3.20%      5.55%

                                                          Past      Past      Past 10
                                                         1 Year    5 Years     Years
WM Equity Income Fund
--Class A         (before taxes)                         3.43%      8.25%     10.03%
                  (after taxes on distributions)  (2)    2.64%      7.38%      8.04%
                  (after taxes on distributions and      3.25%      6.73%      7.62%
sale
                   of shares)
--Class B  (3)                                           3.55%      8.21%      9.90%

------------------
(1) Class A and Class B shares began operations on June 30, 2005 when the Acquired Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the predecessor fund, the returns of the Class A and Class B shares of the Acquired Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on December 16, 1992, and its Class B shares commenced operations on December 9, 1994.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) After-tax performance is shown for Class A shares only. The after-tax returns for Class B shares will vary.

                                   PROPOSAL 2

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                 THE REORGANIZATION OF THE TAX-EXEMPT BOND FUND
                         INTO THE TAX-EXEMPT BOND FUND I

                         Overview of the Reorganization

         Shareholders of the Tax-Exempt Bond Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Tax-Exempt Bond Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganizations."

         The Acquiring Fund is a new series of PIF that will commence operations at the Effective Time of the Reorganization. Pursuant to the related WM Fund Reorganization described under "Introduction" above, it is proposed that an existing WM Acquired Fund, the WM Tax-Exempt Bond Fund, will be reorganized into the Acquiring Fund immediately before the Acquired Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WM Tax-Exempt Bond Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

                      Tax-Exempt Bond Fund                                 Tax-Exempt Bond Fund I
                        (Acquired Fund)                                       (Acquiring Fund)

Approximate Net Assets as of  4/30/06 (unaudited):
      $156,270,835                                          None *
                                                            * The Acquiring Fund  will commence
                                                            operations upon the consummation of the
                                                            Reorganization, which will occur
                                                            immediately after consummation of the
                                                            related WM Fund Reorganization. At
                                                            4/30/06, the WM Tax-Exempt Bond Fund
                                                            had net assets of $199,139,000 (unaudited).
Investment Adviser:
      PMC                                                   PMC

Sub-Advisor(s) and Portfolio Manager(s):
      Principal Global                                      Van Kampen
      NAM

      Portfolio managers:                                   Portfolio manager:
      --Thomas V. Catus, CFA; Portfolio Analyst; joined     --Thomas M. Bryon, Vice President, Van Kampen;
      Principal Global in 2000.                             joined Van Kampen in 1981.
      --John V. Miller, CFA; Vice President; joined NAM
      in 1996.

Investment Objective:
      The Acquired Fund seeks as high a level of current    The Acquiring Fund seeks to provide a high level of
      income exempt from federal income tax as is           income that is exempt from federal income tax while
      consistent with preservation of capital.              protecting investors capital.

Principal Investment Strategies:
      The Acquired Fund seeks to achieve its objective      The Acquiring Fund invests primarily in municipal
      primarily through the purchase of investment grade    obligations issued by states, counties, cities or
      quality, tax-exempt fixed-income obligations.  The    other governmental entities.  Under normal market
      Acquired Fund invests in a diversified portfolio of   conditions, the Acquiring Fund invests at least 80%
      securities issued by or on behalf of state or local   of its net assets in municipal obligations,
      governments and other public authorities.  In the     including inverse floating rate obligations.  The
      opinion of the issuer's bond counsel, interest on     Acquiring Fund specifically limits these
      these obligations is exempt from federal income       investments to municipal bonds, municipal notes and
      tax.  Under normal market conditions, the Fund        securities of unaffiliated tax-exempt mutual funds.
      invests at least 80% of its assets in municipal
      obligations and not more than 20% of its assets in    The Acquiring Fund may also invest up to 20% of its
      securities that do not meet the criteria stated       assets in high yield, non-investment grade
      above (taxable securities; or municipal obligations   fixed-income securities (commonly known as "junk
      the interest on which is treated as a tax             bonds").
      preference item for purposes of the federal
      alternative minimum tax).  The Acquired Fund may      In adverse markets, the Acquiring Fund may seek to
      also invest in taxable securities that mature one     protect its investment position by investing up to
      year or less from the time of purchase.  These        50% of its assets in taxable short-term investments
      taxable investments are generally made for            such as:
      liquidity purposes or as a temporary investment of
      cash pending investment in municipal obligations.     --U.S. government securities;
      Under unusual market or economic conditions and for
      temporary defensive purposes, the Fund may invest     --commercial paper rated in the highest grade by
      more than 20% of its assets in taxable securities.    either S&P, Moody's or Fitch;

      Principal Global selects securities, which at the     --obligations of U.S. banks;
      time they are purchased, are: municipal bonds which
      are rated in the four highest grades by Moody's       --time or demand deposits in U.S. banks; and
      Investors Service, Inc. ("Moody's"); municipal
      notes rated in the highest grade by Moody's;          --repurchase agreements relating to municipal
      municipal commercial paper rated in the highest       securities or any of the foregoing taxable
      grade by Moody's or Standard & Poor's Rating          instruments.
      Service ("S&P"), or if unrated, are of comparable
      quality in the opinion of Principal Global.           Interest income from these investments that is
                                                            distributed to shareholders by the Acquiring Fund
      NAM may invest up to 20% of the Acquired Fund's net   may be taxable.
      assets in medium- to low-quality bonds (BBB/Baa or
      lower) as rated by at least one independent rating    The Acquiring Fund may also:
      agency, or if unrated, judged to be of comparable
      quality by the NAM.  NAM uses a research-intensive    --purchase and sell interest rate futures and
      investment process to identify high-yielding          options; and
      municipal bonds that offer attractive value in
      terms of their current yields, prices, credit         --invest up to 20% of its assets in AMT-subject
      quality, liquidity and future prospects.  The         bonds.
      Acquired Fund may buy securities that pay interest
      at rates that float inversely with changes in         The Acquiring Fund is classified as a
      prevailing interest rates.  The Acquired Fund may     non-diversified investment company under the 1940
      also make forward commitments in which the Acquired   Act.
      Fund agrees to buy a security in the future at a
      price agreed upon today.

      The Acquired Fund is classified as a diversified investment company under the 1940 Act.

Portfolio Turnover Rates:
      The Acquired Fund's  portfolio turnover rates were:   The WM Tax-Exempt Bond Fund's portfolio turnover rates
                                                            were:*
      -- 105.7% for the six months ended 4/30/06            -- 11% for the six months ended 4/30/06 (unaudited);
      (unaudited) (annualized);                             -- 28% for the fiscal year ended 10/31/05; and
      -- 54.2% for the fiscal year ended 10/31/05; and      -- 25% for the fiscal year ended 10/31/04.
      -- 70.3% for the fiscal year ended 10/31/04.
                                                            *The Acquiring Fund will commence
                                                            operations upon the consummation of the
                                                            Reorganization, which will occur
                                                            immediately after consummation of the
                                                            related WM Fund Reorganization. The
                                                            investment objectives and strategies of the
                                                            Acquiring Fund will be identical to
                                                            those of the WM Acquired Fund.

Hedging and Other Strategic Transactions:
      Both the Acquired and the Acquiring Fund are authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as futures, options, future contracts, options on future contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
      For temporary defensive purposes in times of unusual or adverse market conditions, the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, the Acquiring Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal strategies of the Acquired and Acquiring Funds are substantially similar as both Funds seek a high level of income that is exempt from federal income tax while protecting investors' capital. Both Funds seek to achieve their objectives by investing primarily in investment-grade municipal securities but both may invest up to 20% of their assets in non-investment-grade debt securities (commonly known as "junk bonds"). The two Funds differ primarily in that the Acquired Fund, under unusual market or economic conditions and for temporary defensive purposes, may invest up to 20% of its assets in taxable securities while the Acquiring Fund may, in adverse markets, invest up to 50% of its assets in such securities. Moreover, the Acquired Fund is diversified while the Acquiring Fund is non-diversified. This means that a relatively high percentage of assets of the Acquiring Fund may be invested in the obligations of a limited number of issuers.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PIF SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PIF SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because both Funds invest primarily in tax-exempt municipal securities, they have substantially similar risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:

Risks Applicable to Both Funds:

-- Fixed-Income Securities Risk         -- Municipal Securities Risk         -- High Yield Securities Risk

-- Derivatives Risk

Risk Applicable to the Acquiring Fund:

-- Non-Diversification Risk

         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PIF Prospectus and the PIF SAI.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Class A and Class B shares of the Acquired Fund will receive, respectively, Class A and Class B shares of the Acquiring Fund. The fees and expenses of the Acquired Fund are more fully described in the Acquired Fund Prospectus. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the PIF Prospectus and Appendix D ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund.

                                         Tax-Exempt Bond Fund                                 Tax-Exempt Bond Fund I
                                           (Acquired Fund)                                       (Acquiring Fund)
                                      Class A         Class B            Class A                Class B                Class B
                                      -------         -------            -------                -------                -------
                                                                                         (issued in connection      (issued after
                                                                                        with Reorganization)(7)   Reorganization)(7)
Maximum sales charge
(load) imposed on purchases           4.75%(1)         None              4.50%(1)                None                       None
(as a % of offering price)

Maximum Contingent Deferred
Sales Charge                          0.75%(2)       4.00%(3)            1.00%(2)              4.00%(5)                   5.00%(6)
(CDSC) (as a % of dollars
subject to charge)

Redemption or Exchange
Fee (as a % of amount redeemed/       1.00%(4)       1.00%(4)            1.00%(4)              1.00%(4)                   1.00%(4)
exchanged)

-----------------------
(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2) A CDSC applies on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.
(3) CDSCs are reduced after two years and eliminated after 7 years.
(4) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.
(5) CDSCs are reduced after two years and eliminated after 6 years.
(6) CDSCs are reduced after two years and eliminated after 5 years.
(7) For a discussion of the differences between Class B shares to be issued in connection with the Reorganization and after the Reorganization, see "Additional Information about the Funds - Differences between the Share Classes of the Acquired and Acquiring Funds."

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class A and Class B shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the estimated expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ending October 31, 2007; and (c) the pro forma combined expense ratios of the Class A and Class B shares of the Acquiring Fund for the fiscal year ending October 31, 2007 assuming both the Reorganization and the related WM Fund Reorganization. The Acquiring Fund is a new series of PIF that will commence operations at the Effective Time of the Reorganization.

                         Annual Fund Operating Expenses

                                    Management     12b-1     Other      Total Fund    Fee Waiver /    Net
                                       Fees        Fees     Expenses    Operating        Expense       Expenses
                                                                         Expenses     Reimbursement
(a) Tax-Exempt Bond      Class A       0.50%       0.21%     0.07%        0.78%           0.02%         0.76%
Fund (1)
(Acquired Fund)          Class B       0.50%       0.40%     0.37%        1.27%           0.12%         1.15%

(b) Tax-Exempt Bond      Class A       0.50%       0.25%     0.06%        0.81%           0.05%         0.76%
Fund I (2) (3)
(Acquiring Fund)         Class B       0.50%       1.00%     0.15%        1.65%           0.50%         1.15%
(Estimated)

(c) Tax-Exempt Bond      Class A       0.50%       0.25%     0.06%        0.81%           0.05%         0.76%
Fund I (2) (3)
(Acquiring Fund)         Class B       0.50%       1.00%     0.15%        1.65%           0.50%         1.15%
(Pro forma estimated
expenses assuming WM
Fund Reorganization)

-----------------------
(1) PMC has contractually agreed to limit the Acquired Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and Class B shares on an annualized basis) not to exceed 0.76% for Class A and 1.15% for Class B.
(2) PMC has contractually agreed to limit the Acquiring Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and Class B shares on an annualized basis) not to exceed 0.76% for Class A and 1.15% for Class B.
(3) The Acquiring Fund will not issue shares prior to the Effective Time of the related WM Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The estimated expenses for the year ending October 31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Effective Time of the Reorganization. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Reorganization. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending October 31, 2007 because, assuming the related WM Fund Reorganization is approved, the Acquiring Fund will carry forward the financial statements of the WM Tax-Exempt Bond Fund and report historical information of the WM Tax-Exempt Bond Fund for periods prior to the Effective Time of the Reorganization as its own.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                                             1 Year      3 Years      5 Years     10 Years
If you sell your shares at the end of the period:
Tax-Exempt Bond Fund                      Class A             $549         $707        $883        $1,391
(Acquired Fund)                           Class B             $517         $672        $867        $1,307

Tax-Exempt Bond Fund I                    Class A             $524         $685        $867        $1,395
(Acquiring Fund) (Estimated)              Class B(1)          $517         $593        $874        $1,409

Tax-Exempt Bond Fund I                    Class A             $524         $685        $867        $1,395
(Acquiring Fund)                          Class B(1)          $517         $593        $874        $1,409
(Pro forma estimated expenses assuming
WM Fund Reorganization)

If you do not sell your shares at the end of the period:
Tax-Exempt Bond Fund                      Class B             $117         $372        $667        $1,307
(Acquired Fund)

Tax-Exempt Bond Fund I                    Class B(1)          $117         $393        $774        $1,409
(Acquiring Fund)

Tax-Exempt Bond Fund I                    Class B(1)          $117         $393        $774        $1,409
(Acquiring Fund)
(Pro forma estimated expenses assuming
WM Fund Reorganization)

------------------
(1)  These expense examples are for Class B shares that will be issued to you in
     the   Reorganization.   If  you   purchase   Class  B  shares   after   the
     Reorganization, based on the assumptions stated above, your expenses would be:
                                           1 Year  3 Years   5 Years  10 Years
If you sell your shares at the end          $617     $793      $974    $1,617
of the period:

If you do not sell your shares at           $117     $393      $774    $1,617
the end of the period:

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

        Tax-Exempt Bond Fund                     Tax-Exempt Bond Fund I
           (Acquired Fund)                          (Acquiring Fund)

  0.50% of the first $500 million;          0.50% of the first $500 million;
   0.48% of the next $500 million;           0.48% of the next $500 million;
 0.46% of the next $500 million; and       0.46% of the next $500 million; and
0.45% of the excess over $1.5 billion   0.45% of the excess over $1.5 billion of
    of average daily net assets.                average daily net assets.

         Principal Global and NAM directly manage the assets of the Acquired Fund as its sub-advisors. Assuming approval of the WM Fund Reorganization, Van Kampen will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, Van Kampen will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A and Class B shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the related WM Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class A and Class B shares of the WM Tax-Exempt Bond Fund as the historical performance of, respectively, the Class A and Class B shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the table below also shows performance information for the Class A and Class B shares of the WM Tax-Exempt Bond Fund. Appendix E to this Proxy Statement/Prospectus contains additional performance information for the Acquired Fund and the WM Tax-Exempt Bond Fund.

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                          Past      Past      Past 10
                                                         1 Year    5 Years     Years
Tax-Exempt Bond Fund (Acquired Fund)  (1)
--Class A         (before taxes)                         -2.22%     4.09%      4.36%
                  (after taxes on distributions)  (2)    -2.45%     3.96%      4.27%
                  (after taxes on distributions and      0.05%      4.05%      4.34%
                  sale of shares)
--Class B  (3)                                           -1.59%     4.19%      4.44%

                                                          Past      Past      Past 10
                                                         1 Year    5 Years     Years
WM Tax-Exempt Bond Fund
--Class A         (before taxes)                         -1.50%     4.19%      4.35%
                  (after taxes on distributions)  (2)    -1.81%     3.98%      4.25%
                  (after taxes on distributions and      0.81%      4.17%      4.36%
                  sale of shares)
--Class B  (3)                                           -2.63%     4.05%      4.19%

------------------
(1) Class A and Class B shares began operations on June 30, 2005 when the Acquired Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the predecessor fund, the returns of the Class A and Class B shares of the Acquired Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on March 20, 1986, and its Class B shares commenced operations on December 9, 1994.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown.
(3) After-tax performance is shown for Class A shares only. The after-tax returns for Class B shares will vary.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Funds and the Acquiring Funds are stated above as to each Fund in the proposal relating to the Reorganization involving that Fund. Each of these risks is summarized below. The risks of investing in the Acquiring Funds are further described in Appendix C to this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Funds are more fully described in the PIF Prospectus and the PIF SAI.

Credit and Counterparty Risk (All Funds)

         Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk (All Funds)

         The funds may use certain derivative instruments (such as options, futures and swaps) which could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk (Equity Income Fund and Equity Income Fund I)

         Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk (Equity Income Fund and Equity Income Fund I)

         Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk (Both Acquiring Funds and Tax-Exempt Bond Fund)

     Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

         Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

         Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk (Equity Income Fund and Equity Income Fund I)

         Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Fund-of-Funds Risk (Equity Income Fund I)

         In connection with the WM Fund Reorganizations, PIF will acquire other funds that operate as funds-of-funds (the "PIF SAM Funds"), which will invest principally in other PIF Funds, including the Equity Income Fund I. In addition, PIF has six series, the LifeTime Funds, that operate as funds-of-funds and invest principally in other PIF Funds. From time to time, an underlying fund, such as the Equity Income Fund I, may experience relatively large investments or redemptions by a fund of funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

         WMA currently serves as advisor to the WM SAM Funds and will serve as sub-advisor to the PIF SAM Funds after the WM Fund Reorganizations. WMA is committed to minimizing the potential impact of fund-of-funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds-of-funds which it manages. To the extent WMA manages, as advisor or sub-advisor, both a fund-of-funds and certain of its underlying funds, WMA may face conflicts of interest in fulfilling its responsibilities to all such funds. As of October 31, 2005, the five WM SAM Funds owned, in the aggregate, 51% of the outstanding shares of the WM Equity Income Fund. As of October 31, 2005, none of the PIF LifeTime Funds owned any of the outstanding shares of either Acquired Fund.

High Yield Securities Risk (Both Acquiring Funds and Tax-Exempt Bond Fund)

         Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Liquidity Risk (All Funds)

         A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Management Risk (All Funds)

         The Acquired and Acquiring Funds are actively managed by their sub-advisors. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the fund's investment objective. If the sub-advisor's investment strategies do not perform as expected, the fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk (All Funds)

         The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

Municipal Securities Risk (Tax-Exempt Bond Fund and Tax-Exempt Bond Fund I)

         Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

         The Tax-Exempt Bond Fund may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

Non-Diversification Risk (Tax-Exempt Bond Fund I)

         The Tax-Exempt Bond Fund I is classified as a non-diversified investment company under the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Prepayment or Call Risk (Equity Income Fund and Equity Income Fund I)

         Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, a fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

Real Estate Securities Risk (Equity Income Fund and Equity Income Fund I)

         Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

o may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));

o may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);

o    are subject to cash flow dependency and defaults by borrowers; and

o could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

U.S. Government Securities Risk (Equity Income Fund I)

         U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Value Stock Risk (Equity Income Fund and Equity Income Fund I)

         A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

        Each of the Acquired and Acquiring Funds is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Fund. Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

o exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

o    financial futures contracts (including stock index futures),

o    interest rate transactions,* and

o    currency transactions.**

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.
** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Collectively, these transactions are referred to in this Proxy Statement/Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

o to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations,
o        to protect a Fund's unrealized gains in the value of its securities,
o        to facilitate the sale of a Fund's securities for investment purposes,
o        to manage the effective maturity or duration of a Fund's securities,
o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or
o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

        The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its sub-advisor's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. While a sub-advisor will use Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

                      INFORMATION ABOUT THE REORGANIZATIONS

                             Plans of Reorganization

         Each Acquired Fund has entered into a Plan with its corresponding Acquiring Fund. The Plans are the same in all material respects, except for the Acquired and Acquiring Funds to which they apply. The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Plans, copies of which are attached as Appendix A to this Proxy Statement/Prospectus.

         Under each Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund and will issue to the Acquired Fund the number of shares of common stock of each share class of the Acquiring Fund that has a net asset value equal to the net asset value attributable to each corresponding share class of the Acquired Fund. We expect that the closing date will be January 12, 2007, assuming shareholder approval of the Plans, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Funds and their corresponding Acquiring Funds are identical). Each Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganizations, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by each Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plans may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate a Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         The reorganization of the Equity Income Fund into the Equity Income Fund I will not be effected unless the Equity Income Fund I first acquires substantially all of the assets of the WM Equity Income Fund. Likewise, the reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I will not be effected unless the Tax-Exempt Bond Fund I first acquires substantially all the assets of the WM Tax-Exempt Bond Fund.

         Under the Plan, the expenses of the Reorganizations (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. The portfolio repositioning may result in the realization of taxable capital gains which will be distributed to shareholders of the affected Acquired Fund prior to its Reorganization. Expenses expected to be incurred in connection with the Reorganizations include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors, recommends that shareholders approve the Plans under Proposals 1 and 2.

                         Reasons for the Reorganizations

         The Reorganization will permit PIF to substitute for the Acquired Funds corresponding Acquiring Funds that the Board believes will better serve the interests of shareholders. Each Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of its corresponding WM Acquired Fund and are substantially similar to those of its corresponding Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WM Acquired Funds will be responsible for the day-to-day management of the Acquiring Funds. This is important to keep in mind because, for each of the 1, 5 and 10 year periods ended December 31, 2005, the WM Equity Income Fund has generated performance results that are superior to the returns of the Equity Income Fund. Similarly, the WM Tax-Exempt Bond Fund has produced results that are comparable to or exceed the performance of the Tax-Exempt Bond Fund over the same time periods. Although past performance is no guarantee of future results, it does provide an indication of the risks of investing in the Acquired Funds and their corresponding Acquiring Funds. Moreover, shareholders in each Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WM Acquired Fund's assets. As a result of the Reorganizations, the Acquiring Funds may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

                   Board Consideration of the Reorganizations

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of each Acquired Fund (the "Independent Directors"), considered the Reorganizations at meetings held on August 16, 2006, August 25, 2006 and September 11, 2006. The Board considered information about the Reorganizations presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider each Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganizations after concluding that each Acquired Fund's participation in the Reorganization is in the best interests of each Acquired Fund and that the interests of existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve each Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the substantial similarity of the investment objectives, strategies and risks of the Acquired Fund and its corresponding Acquiring Fund and any changes with respect thereto that will result from the Reorganization;

(2)      the Acquiring Funds have the same fundamental policies as the Acquired
         Funds;

(3) where applicable, estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

(4) expense ratios and available information regarding the fees and expenses of the Acquired Fund and its corresponding Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of each Class A and Class B shares of the Acquiring Funds (through February 28, 2008 in the case of the Equity Income Fund I and through June 30, 2008 in the case of the Tax-Exempt Bond Fund I) so that shareholders of the Acquired Funds will be subject to the same or lower expense ratios than those to which they were subject at June 30, 2006;

(5) comparative investment performance of and other information pertaining to the Acquired Fund and the corresponding WM Acquired Fund, which is expected to be the survivor of the Reorganization for accounting and performance reporting purposes;

(6) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool with potentially greater diversification, and the potential effect on the portfolio management of the corresponding Acquiring Fund of such a larger asset base;

(7) the differences between the sales charge schedules and types of Rule 12b-1 plans of the Acquired and Acquiring Funds as well as the longer period of time it takes for the Acquiring Fund's Class B shares to convert to Class A shares (see "Additional Information About the Funds
         - Differences between the Share Classes of the Acquired and Acquiring Funds" below);

(8) the sales charge structures and distribution arrangements, including the prospects for growth and for achieving economies of scale, of the Acquired Fund in combination with the corresponding Acquiring Fund as combined with the corresponding WM Acquired Fund;

(9) the absence of any material differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(10) the financial strength, investment experience and resources of the sub-advisors to the Acquiring Funds;

(11) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(12) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(13) the direct or indirect federal income tax consequences of each Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(14) the fact that neither Reorganization will result in any dilution of Acquired Fund shareholder values;

(15) the terms and conditions of the Plan, including the provision that terminates the Reorganization in the event that the WM Acquired Fund does not first reorganize into the Acquiring Fund pursuant to the related WM Fund Reorganization; and

(16)     possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the particular Reorganization was based on a number of factors, including the following:

Reorganization of the Equity Income Fund into the Equity Income Fund I

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) WMA, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global, the sub-advisor to the Acquired Fund;

(3) the WM Equity Income Fund, which has a substantially larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has produced performance results that are comparable to those of the Acquired Fund for the one-year period ended June 30, 2006 and significantly outperformed the Acquired Fund over the three- and five-year time periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has a lower advisory fee rate and, with a larger asset base assuming consummation of the related WM Fund Reorganization, is expected to have lower overall expense ratios than the Acquired Fund.

Reorganization of the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) Van Kampen, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global and NAM, the sub-advisors to the Acquired Fund; and

(3) the WM Tax-Exempt Bond Fund, which has a larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has outperformed the Acquired Fund over the one-, three-, and five-year periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and is expected to have the same expense ratios as the Acquired Fund as a result of an expense limitation agreement that runs through June 30, 2008.

                   Description of the Securities to Be Issued

         PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each Acquiring Fund is a separate series of PIF, and the Class A and Class B shares of each Acquiring Fund to be issued in connection with each Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         Shares of the Acquiring Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganizations, PIF will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Reorganization, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         Capital Loss Carryforwards. As of October 31, 2005, the Acquired Funds had accumulated capital loss carryforwards in the approximate amounts indicated:

     Acquired Fund                        Capital Loss Carryforward
     -------------                        -------------------------
     Equity Income Fund                             $16,398,000
     Tax-Exempt Bond Fund                                --

After the Reorganizations, these loss carryforwards will be available to the corresponding Acquiring Funds to offset their capital gains, although the amounts of offsetting loss carryforwards available in any given year may be limited. As a result of this limitation, it is possible that the corresponding Acquiring Funds may not be able to use these loss carryforwards as rapidly as the Acquired Funds might have, and part of these loss carryforwards may not be useable at all. The ability of each Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these loss carryforwards may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After each Reorganization, however, these benefits will inure to the benefit of all shareholders of its corresponding Acquiring Fund.

         Distribution of Income and Gains. Prior to the Reorganizations, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

                                 CAPITALIZATION

         As to each Reorganization, the following tables show as of April 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the WM Acquired Fund that is proposed to be reorganized into the Acquiring Fund pursuant to the related WM Fund Reorganization; (iii) the capitalization of the Acquiring Fund; and (iv) pro forma combined capitalization of the Acquired Fund, the Acquiring Fund and the WM Acquired Fund as if the Reorganization had occurred as of that date. As of April 30, 2006, each of the Acquired Funds had outstanding Class A and Class B shares. Effective September 30, 2006, all outstanding Class R-1 shares of the WM Equity Income Fund were re-designated Class A shares. Each Acquiring Fund will commence operations at the Effective Time of the Reorganization and will first issue its shares in connection with the Reorganization.

                                                               Net Assets       Net Asset         Shares
Proposal 1                                                        (000s           Value        Outstanding
----------
                                                                omitted)        Per Share     (000s omitted)
                                                                --------        ---------      ------------

(1)  Equity Income Fund                --Class A                     96,515            12.39           7,788
(Acquired Fund)                        --Class B                     13,358            12.34           1,083
                                       --Total                      109,873                            8,871

(2)  WM Equity Income Fund             --Class A                  1,270,674            21.48          59,158
(WM Acquired Fund)                     --Class B                    293,220            21.32          13,752
                                       --Class C                    203,788            21.16           9,631
                                       --Class I                  1,700,951            21.48          79,175
                                       --Class R-1                      279            21.48              13
                                       --Total                    3,468,912                          161,729

(3)  Equity Income Fund I              --Class A                          --                --               --
(Acquiring Fund)                       --Class B                          --                --               --
                                       --Class C                          --                --               --
                                       --Class I                          --                --               --
                                       (Institutional)                    --                                --
                                       --Total

(4)  Equity Income Fund I              --Class A                  1,367,468            21.48          63,664
(Acquiring Fund)                       --Class B                    306,578            21.32          14,379
(Pro forma assuming combination        --Class C                    203,778            21.16           9,631
 of (1), (2) and (3))                  --Class I                  1,700,951            21.48          79,175
                                       (Institutional)            3,578,785                          166,849
                                       --Total



                                                               Net Assets          Net Asset         Shares
Proposal 2                                                       (000s               Value        Outstanding
----------                                                        -----
                                                                omitted)           Per Share     (000s omitted)
                                                                                   ---------      ------------

(1)  Tax-Exempt Bond Fund              --Class A                    149,074            11.81          12,628
(Acquired Fund)                        --Class B                      7,197            11.88             606
                                       --Total                      156,271                           13,234

(2)  WM Tax-Exempt Bond Fund           --Class A                    169,423             7.55          22,448
(WM Acquired Fund)                     --Class B                     26,964             7.55           3,572
                                       --Class C                      2,752             7.55             365
                                       --Total                      199,139                           26,385

(3)  Tax-Exempt Bond Fund I            --Class A                          --                --               --
(Acquiring Fund)                       --Class B                          --                --               --
                                       --Class C                          --                --               --
                                       --Total                            --                                --

(4)  Tax-Exempt Bond Fund I            --Class A                    318,497             7.55          42,193
(Acquiring Fund)                       --Class B                     34,161             7.55           4,525
(Pro forma assuming combination        --Class C                      2,752             7.55             365
 of (1), (2) and (3))                  --Total                      355,410                           47,083


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    Differences Between the Share Classes of the Acquired and Acquiring Funds

         The Class A and Class B shares of each Acquired Fund generally have the same rights and preferences as the Class A and Class B shares of the corresponding Acquiring Fund. However, there are differences that you should understand. Each Acquiring Fund will issue in the Reorganization Class A and Class B shares that differ from the Class A and Class B shares of the Acquired Fund. Each class of the Acquired Funds differs from the corresponding class of the Acquiring Funds in that: (i) the Class A shares of each Acquiring Fund have a different front-end sales charge schedule; (ii) the Class B shares of each Acquiring Fund have a different contingent deferred sales charge ("CDSC") schedule; (iii) the Class A and Class B shares of each Acquiring Fund have different Distribution Plans pursuant to Rule 12b-1 under the 1940 Act; and (iv) the Class B shares of the Acquiring Fund convert to Class A shares after different periods.

Differences in the Front-End Sales Charge Schedule for Class A Shares. The following tables show the differences in the front-end sales charge schedules for the Class A shares of each Acquired Fund and the Class A shares of its corresponding Acquiring Fund:



                                Equity Income Fund (Acquired Fund)                       Equity Income Fund I (Acquiring Fund)

                         Sales Charge as a % of:     Dealer Allowance as a       Sales Charge as a % of:       Dealer Allowance as a
 Amount of Purchase                                    % of Offering Price                                       % of Offering Price
 ------------------                                    -------------------                                       -------------------
                     Offering Price  Amount Invested                            Offering      Amount Invested
                     --------------  ---------------                            ---------     ---------------
                                                                                  Price
Less than $50,000        5.75%            6.10%               5.00%               5.50%            5.82%                4.75%
$50,000 but less         4.75%            4.99%               4.00%               4.75%            4.99%                4.00%
than $100,000
$100,000 but less        3.75%            3.90%               3.00%               3.75%            3.90%                3.00%
than $250,000
$250,000 but less        2.75%            2.83%               2.25%               3.00%            3.09%                2.50%
than $500,000
$500,000 but less        2.00%            2.04%               1.50%               2.00%            2.04%                1.75%
than $1,000,000
$1,000,000 or more       0.00%            0.00%               0.75%               0.00%            0.00%                0.00%*

                                 Tax-Exempt Bond Fund (Acquired Fund)                   Tax-Exempt Bond Fund I (Acquiring Fund)
                                 ------------------------------------                   --------------------------------------

                           Sales Charge as a % of:      Dealer Allowance as a     Sales Charge as a % of:      Dealer Allowance as a
 Amount of Purchase                                      % of Offering Price                                    % of Offering Price
 ------------------                                      -------------------                                    -------------------
                       Offering Price  Amount Invested                          Offering      Amount Invested
                       --------------  ---------------                          ---------     ---------------
                                                                                  Price
Less than $50,000          4.75%            4.99%               4.00%             4.50%            4.71%               4.00%
$50,000 but less           4.25%            4.44%               3.75%             4.00%            4.17%               3.50%
than $100,000
$100,000 but less          3.75%            3.90%               3.25%             3.50%            3.63%               3.00%
than $250,000
$250,000 but less          2.50%            2.56%               2.00%             2.50%            2.56%               2.00%
than $500,000
$500,000 but less          1.50%            1.52%               1.25%             2.00%            2.04%               1.75%
than $1,000,000
$1,000,000 or more         0.00%            0.00%               0.75%             0.00%            0.00%               0.00%*

* Princor, the distributor for the Acquired and Acquiring Funds, may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on purchases over $3 million but less than $5 million, 0.35% on purchases over $5 million but less than $10 million, and 0.25% on amounts over $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B and C shares.

Differences in CDSC Schedule for Class B Shares. The following tables show the differences among the CDSC schedules for (i) the Class B shares of the Acquired Funds, (ii) the Class B shares of the Acquiring Funds to be issued in connection with the Reorganizations, and (iii) the Class B shares of the Acquiring Funds to be issued after the Reorganizations.

For Class B shares issued in connection with the Reorganizations, Princor agreed to a reduced CDSC schedule. For purposes of calculating the CDSC, the length of time you held Class B shares of an Acquired Fund prior to the Reorganization will count toward your holding period for Class B shares of the corresponding Acquiring Fund issued in connection with the Reorganization.


                                        Equity Income Fund and Tax-Exempt Bond Fund (Acquired Funds)
                                                                                          Certain Sponsored Plans Established After
           Years Since Purchase Made                     CDSC as a % of Dollar Amount          02/01/1998 and Before 03/01/2002
           -------------------------                     ----------------------------          --------------------------------
         2 years or less                                             4.00%                                   3.00%
         More than 2 years, up to 4 years                            3.00%                                   2.00%
         More than 4 years, up to 5 years                            2.00%                                   1.00%
         More than 5 years, up to 6 years                            1.00%                                   None
         More than 6 years                                           None                                    None


                                      Equity Income Fund I and Tax-Exempt Bond
                           Fund I (Acquiring Funds) (for shares to be issued by
                           the Acquiring Funds in connection with the
                           Reorganizations)
                                                                                          Certain Sponsored Plans Established After
           Years Since Purchase Made                      CDSC as a % of Dollar Amount         02/01/1998 and Before 03/01/2002
           -------------------------                      ----------------------------         --------------------------------
         2 years or less                                             4.00%                                   3.00%
         More than 2 years, up to 4 years                            2.00%                                   2.00%
         More than 4 years, up to 5 years                            1.00%                                   1.00%
         More than 5 years, up to 6 years                            1.00%                                   None
         More than 6 years                                            None                                   None

                                      Equity Income Fund I and Tax-Exempt Bond
                                 Fund I (Acquiring Funds) (for shares to be
                                 issued by the Acquiring Funds after the
                                 Reorganizations)
                                                                                          Certain Sponsored Plans Established After
           Years Since Purchase Made                      CDSC as a % of Dollar Amount         02/01/1998 and Before 03/01/2002
           -------------------------                      ----------------------------         --------------------------------
         2 years or less                                             5.00%                                   3.00%
         More than 2 years, up to 3 years                            4.00%                                   2.00%
         More than 3 years, up to 4 years                            3.00%                                   2.00%
         More than 4 years, up to 5 years                            2.00%                                   1.00%
         More than 5 years                                            None                                   None

Differences in the Distribution (12b-1) Plans Each of the Acquired Funds has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for the Class A and Class B shares of the Fund, and each of the Acquiring Funds has adopted a 12b-1 Plan for the Class A and Class B shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to its distributor, Princor, for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

         As shown in the table below, the Acquired and Acquiring Funds have the same maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of their Class A and Class B shares:


                                Maximum Annualized Rule 12b-1 Fee
Share Class               Acquired Funds                  Acquiring Funds

Class A                        0.25%                           0.25%
Class B                        1.00%                           1.00%

         The primary difference between the 12b-1 Plans of the Acquired and Acquiring Funds is that the Acquired Funds' 12b-1 Plans are "reimbursement" plans and the Acquiring Funds' 12b-1 Plans are "compensation" plans. Under the Acquiring Fund's 12b-1 Plan, the amounts payable by the Acquiring Funds need not be directly related to expenses. Thus, if Princor's actual expenses are less than the fees it receives, Princor will keep the full amount of the fees. Under the Acquired Fund's 12b-1 Plans, a Fund pays 12b-1 fees only to the extent Princor incurs expenses covered by the Fund's 12b-1 Plan. The effect of this difference is that the Acquiring Funds would pay a higher Rule 12b-1 fee than the Acquired Funds if the dollar amount of authorized expenses under an Acquired Fund's 12b-1 Plan in any given year is less than 0.25% of the average daily net assets attributable to the Fund's Class A shares or less than 1.00% of the average daily net assets attributable to the Fund's Class B shares.

         The Acquiring Funds have adopted for their Class A and Class B shares 12b-1 Plans that are the same in all material respects as those of the corresponding WM Acquired Funds, which are proposed to be combined with the Acquiring Funds pursuant to the WM Fund Reorganization. The table below shows the amount of 12b-1 fees (expressed as a percentage of average daily net assets) paid by the Acquired Funds and WM Acquired Funds for the last fiscal year. This comparison is designed to assist shareholders in understanding the impact of the difference between the 12b-1 Plans of the Acquired and Acquiring Funds.

                    PIF Equity Income    WM Equity Income Fund      PIF Tax-Exempt Bond     WM Tax-Exempt Bond Fund
   Fiscal Year             Fund                                             Fund
  Ending 10/31
------------------
------------------
                    Class A    Class B    Class A     Class B        Class A     Class B     Class A       Class B
                    -------    -------    -------     -------        -------     -------     -------       -------
      2005           0.24%      0.92%      0.25%       1.00%          0.21%       0.40%       0.25%         1.00%

         The remainder of this section summarizes the terms and features of the 12b-1 Plans of the Acquired and the Acquiring Funds.

12b-1 Plans of the Acquired Funds. For each of the Acquired Funds, the 12b-1 plan for Class A shares provides that the Fund makes payments to Princor to compensate Princor and other selling dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Class A shares to the public. Each Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% of the Fund's average net assets attributable to Class A shares. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% to registered representatives and other selected dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

         For each of the Acquired Funds, the 12b-1 Plans for Class B shares provide for payments by the Fund to Princor at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

         For each of the Acquired Funds, the 12b-1 Plans for Class A and Class B shares issued authorize Princor to enter into service agreements with other selling dealers and with banks and other financial institutions to provide shareholder services to existing Class A and Class B shareholders, including services such as furnishing information as to the status of shareholder accounts, responding to shareholder written and telephone inquiries and assisting shareholders with tax information. Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A and Class B shares.

         Under the 12b-1 Plans for the shares of the Acquired Funds, a Fund pays 12b-1 fees only to the extent Princor incurs expenses covered by the Fund's 12b-1 Plan.

12b-1 Plans of the Acquiring Funds. Under the 12b-1 Plans for the Class A and Class B shares of the Acquiring Funds, Princor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, Princor is paid distribution fees as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. The amounts payable by the Acquiring Funds under the 12b-1 Plans need not be directly related to expenses. If Princor's actual expenses are less than the fees it receives, Princor will keep the full amount of the fees.

         Service Fees. Princor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. To receive service fees from Princor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Class A shares must be held for three months before these fees are paid. In the case of Class B shares, these fees are not paid until such shares have been held for twelve months.

         Distribution Fees. The proceeds from the distribution fees paid by Class B of the Acquiring Funds, together with any applicable sales charge, are paid to Princor. Princor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

         Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquiring Funds. These financial intermediaries receive compensation from Princor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment representatives who deal with investors on an individual basis are typically associated with a financial intermediary. Princor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 fee that the Funds pay to Princor. Individual investment representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

         Commissions, Finder's Fees, and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge for such shares may be paid by Princor to financial intermediaries selling Class A shares. Princor may pay these financial intermediaries a fee of up to 1.00% on purchases of $1 million or more. Princor may pay financial intermediaries a finder's fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement or benefit plans in omnibus accounts, which are not subject to initial sales charges. Additionally, Princor generally makes ongoing payments to financial intermediaries for services provided to Class A shareholders at an annual rate of 0.25% of average net assets attributable to a shareholder's investment in Class A shares.

         In the case of Class B shares, Princor will pay, at the time of purchase of such shares, a commission to the purchaser's financial intermediary in an amount equal to 4.00% of the investment. Additionally, Princor generally makes ongoing payments to financial intermediaries for services provided to Class B shareholders at an annual rate of 0.25% of average net assets attributable to a shareholder's investment in Class B shares.

         Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to a shareholder's investment representative), Princor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed
(a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

         Additionally, Princor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and training and marketing efforts related to the PIF Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. Princor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

Differences in Class B Conversion Periods. Class B shares of the PIF Funds, including the Acquired and Acquiring Funds, convert to Class A shares after a specified number of years. This is beneficial to Class B shareholders because Class B shares generally have higher 12b-1 fees and "other expenses" than Class A shares. The Acquired Funds' Class B shares convert to Class A shares seven years after purchase. As described below, the Class B shares to be issued in connection with the Reorganizations and after the Reorganizations have different conversion periods than the Class B shares of the Acquired Funds.

Acquiring Fund Shares Issued in Connection with the Reorganizations. Princor has agreed to a reduced conversion period for Class B shares issued in connection with the Reorganizations. Class B shares of the Acquiring Funds issued in connection with the Reorganizations will convert to Class A shares six years after purchase. As a result, if you acquire Class B shares of an Acquiring Fund in the Reorganization, those shares will be subject to that Class' higher 12b-1 fee and "other expenses" for a period that is one year shorter than the period applicable to the Class B shares of the corresponding Acquired Fund. Moreover, the length of time you held Class B shares of an Acquired Fund prior to the Reorganization will count toward your conversion period for the corresponding Acquiring Fund's Class B shares issued in the Reorganization.

Acquiring Fund Shares Issued After the Reorganizations. The Class B shares of the Acquiring Fund issued after the Reorganizations will convert to Class A shares eight years after purchase. If you acquire Class B shares after the Reorganizations, those shares will be subject to Class B's higher 12b-1 fee and "other expenses" for a period that is one year longer than the period applicable to the Class B shares of the Acquired Fund.

                               Shareholder Rights

         There are no material differences between the rights of the holders of the Class A shares of the Acquired Fund and the Acquiring Fund or between the rights of the holders of the Class B shares of the Acquired Fund and the Acquiring Fund.

                           Dividends and Distributions

         The Equity Income Fund and the Equity Income Fund I declare and distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses) on a quarterly basis. The Tax-Exempt Bond Fund declares and distributes dividends from net investment income on a monthly basis. The Tax-Exempt Bond Fund I declares dividends daily and pays them monthly. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Equity Income Fund and the Equity Income Fund I is the last business day of March, June, September and December. The payment date for the Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund I is the last business day of each month.

         The Acquired and Acquiring Funds distribute net realized capital gains, if any, at least annually. Generally, the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payment date.

         Generally, unless a shareholder chooses another option, dividends and capital gains distributions are reinvested, without any sales charge, in additional shares of the Acquired or Acquiring Fund from which the distribution is made.

         Immediately prior to the Effective Time of the Reorganizations, each Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Funds' shareholders.

                 Purchases, Redemptions and Exchanges of Shares

         The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same.

        Purchases. Shares of the Funds are offered for sale through Princor, a broker-dealer that is also the principal underwriter for PIF, or other dealers which Princor selects.

         Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

         For both Funds, the share price is calculated by:
         o taking the current market value of the total assets of the Fund
         o subtracting liabilities of the Fund
         o dividing the remainder proportionately into the classes of the Fund
         o subtracting the liability of each class
         o dividing the remainder by the total number of shares owned in that class.

         If current market values are not readily available for a security owned by a Fund, its fair value is determined in good faith under procedures established by and under the supervision of the Fund's Board of Directors.

         Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. A Fund calculates its net asset value per class per share, and therefore effects sales, redemptions and repurchases of its shares as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

         Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. Each of the Funds has a policy to value such securities at prices at which it is expected those shares may be sold, and PMC or any sub-advisor is authorized to make such determinations subject to the oversight of the Fund's Board as may from time to time be necessary.

         Redemptions. Shares of each Fund may be redeemed at a price equal to the net asset value of the shares next computed following the receipt of a request for redemption in proper form. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed.

         Payment for shares tendered for redemption is ordinarily made in cash. The Board of Directors may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. Each of the Funds may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described above.

         The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable.

         Exchanges. Class A and Class B shares of each Fund may be exchanged, without payment of a sales charge or a CDSC, for shares of the same class of other PIF Funds. An excessive trading fee may apply, as described below.

         Excessive Trading Fee. Currently, the Acquired and Acquiring Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A or Class B shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds. The fee will not be applied to shares acquired in connection with a Reorganization.

                       Frequent Purchases and Redemptions

         The PIF Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

         Frequent purchases and redemptions pose a risk to the Funds because they may:

o Disrupt the management of the Funds by (i) forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and (ii) causing unplanned portfolio turnover;
o    Hurt the portfolio performance of the Funds; and
o Increase expenses of the Funds due to (i) increased broker-dealer commissions; and (ii) increased recordkeeping and related costs.

         Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

         PIF has adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While PIF's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PIF will identify and prevent abusive trading in all instances. When PIF does identify abusive trading, PIF will apply its policies and procedures in a fair and uniform manner. If PIF is not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

         Currently, the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A or Class B shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.

In addition, if PMC, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

o Increasing the excessive trading fee to 2%, or such higher amount as may be permitted by law;
o Increasing the excessive trading fee period from 30 days to as much as 90 days;
o Applying the excessive trading fee to redemptions or exchanges of less than $30,000;
o Limiting the number of permissible exchanges available to shareholders identified as "excessive traders";
o Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted); and
o    Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, PIF will reverse the exchange and return the account holdings to the positions held prior to the exchange. PIF will give the shareholder that requested the exchange notice in writing in this instance.

                               VOTING INFORMATION

         Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-0200, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of each class of shares of an Acquired Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of an Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

         In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Solicitation procedures. PIF intends to solicit proxies by mail. Officers or employees of PIF, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $_________________.

         Expenses of the Meetings. The expenses of the Meeting for each Acquired Fund will be treated as an expense related to the Reorganizations and will be paid by PMC.


                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         The following table shows as of the Record Date the number of Class A and Class B shares of each Acquired Fund outstanding and entitled to vote.

                                       Share         Number of Shares
Acquired Fund                          Class            Outstanding

Equity Income Fund                   Class A
                                     Class B

Tax-Exempt Bond Fund                 Class A
                                     Class B


         As of the Record Date, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of any Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

                                                         Share    Percentage of
Acquired Fund          Name/Address of Shareholder       Class      Ownership

Equity Income Fund
                                                        Class _


Tax-Exempt Bond Fund
                                                        Class _



                              FINANCIAL STATEMENTS

         The financial highlights of the Acquired Funds contained in the PIF Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the Acquired Funds incorporated by reference into the Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

         The unaudited financial highlights of the Acquired Funds as of April 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the PIF Funds for the six-month period ended April 30, 2006.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to PIF. Certain tax consequences of the Reorganizations will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PIF Fund must be received by PIF a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

October ___, 2006
Des Moines, Iowa


It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

                                   APPENDIX A

                        FORMS OF PLANS OF REORGANIZATION

                                   PROPOSAL 1

                             PLAN OF REORGANIZATION
                            Equity Income Fund I and
                               Equity Income Fund

         The Board of Directors of Principal Investors Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Equity Income Fund I of the Fund (the "Acquiring Fund") and the Equity Income Fund of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of each corresponding class of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding class of shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date. Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund, and Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund.

         The transactions contemplated in this Plan shall not be effected unless the Acquiring Fund has previously acquired substantially all the assets of the Equity Income Fund of WM Trust I (the "WM Acquisition") and shall be effected immediately after the WM Acquisition. For purposes of the preceding paragraph, the aggregate net assets of the Acquiring Fund shall mean the aggregate net assets of the Acquiring Fund after the WM Acquisition.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 12, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of each class of shares of the Acquired Fund at the close of business on the Closing Date the shares of the corresponding class of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL INVESTORS FUND, INC.                       PRINCIPAL INVESTORS FUND, INC.
on behalf of the following Acquired Fund:            on behalf of the following Acquiring Fund:
     Equity Income Fund                                  Equity Income Fund I


By: ________________________________                 By: ________________________________
       Ralph C. Eucher                                      Michael J. Beer
       President                                            Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                                   PROPOSAL 2

                             PLAN OF REORGANIZATION
                           Tax-Exempt Bond Fund I and
                              Tax-Exempt Bond Fund

         The Board of Directors of Principal Investors Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Tax-Exempt Bond Fund I of the Fund (the "Acquiring Fund") and the Tax-Exempt Bond Fund of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of each corresponding class of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding class of shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date. Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund, and Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund.

         The transactions contemplated in this Plan shall not be effected unless the Acquiring Fund has previously acquired substantially all the assets of the Tax-Exempt Bond Fund of WM Trust I (the "WM Acquisition") and shall be effected immediately after the WM Acquisition. For purposes of the preceding paragraph, the aggregate net assets of the Acquiring Fund shall mean the aggregate net assets of the Acquiring Fund after the WM Acquisition.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 12, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of each class of shares of the Acquired Fund at the close of business on the Closing Date the shares of the corresponding class of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL INVESTORS FUND, INC.                       PRINCIPAL INVESTORS FUND, INC.
on behalf of the following Acquired Fund:            on behalf of the following Acquiring Fund:
     Tax-Exempt Bond Fund                                Tax-Exempt Bond Fund I


By: ________________________________                 By: ________________________________
       Ralph C. Eucher                                      Michael J. Beer
       President                                            Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                                   APPENDIX B

                              DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the  highest  rating  assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX C

                        CERTAIN INVESTMENT STRATEGIES AND
                      RELATED RISKS OF THE ACQUIRING FUNDS

         This Appendix provides information about certain investment strategies and related risks of the Acquiring Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Securities and Investment Practices

         Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

         Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

         Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

         Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

         Although not a principal investment strategy, each of the funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         Each of the funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         A fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If a fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         Although not a principal investment strategy, each of the funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         Each of the funds may invest in warrants though none of the funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

         The Acquiring Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by PMC or the sub-advisor. Such securities are sometimes referred to as high yield or "junk" bonds and are considered speculative.

         Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

         Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

         The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

         The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if PMC or the sub-advisor thinks it is in the best interest of shareholders.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, no fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction PMC or the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         --the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         --the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The funds may invest in convertible securities without regard to their ratings.

Foreign Investing

         The funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Equity Income Fund I may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, each fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                                   APPENDIX D

                    COSTS OF INVESTING IN THE ACQUIRING FUNDS

         This Appendix describes the sales charges, contingent deferred sales charges ("CDSCs"), and redemption and exchange fees that apply variously to the Class A and Class B shares of the Acquiring Funds.

Shareholder Fees (fees paid directly from your investment)

         The following table describes the fees and expenses you may pay if you buy and hold shares of the Acquiring Funds.

                                                          Equity Income Fund I           Tax-Exempt Bond Fund I
                                                        Class A         Class B         Class A         Class B

Maximum sales charge imposed on purchases               5.50%(1)          None         4.50%(1)           None
(as a % of offering price):

Maximum Contingent Deferred Sales Charge                1.00%(2)        5.00%(3)       1.00%(2)         5.00%(3)
(CDSC) (as a % of dollars subject to charge):

Redemption or Exchange Fee                              1.00%(4)        1.00%(4)       1.00%(4)         1.00%(4)
(as a % of amount redeemed/exchanged):

------------------
(1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end Sales Charge - Class A shares."
(2) A CDSC may apply on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3) This maximum CDSC applies to Class B shares issued after the Reorganizations. The CDSCs applicable to these Class B shares are reduced after two years and eliminated after five years. The maximum CDSC applicable to Class B shares issued in the Reorganizations is 4.00%. The CDSCs applicable to these Class B shares are reduced after two years and eliminated after six years.
(4) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired pursuant to the Reorganization.

         Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-Time Fees

o You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).

     o Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a CDSC at the time of redemption.

     o Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

o An excessive trading fee* of 1.00% is charged on redemptions or exchanges of Class A, Class B or Class C shares of $30,000 or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue
     Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of redemption.

     * The excessive trading fee does not apply to shares redeemed/exchanged from the PIF Money Market Fund.

Choosing a Share Class

         Class A, B and C Shares. You may purchase Class A, Class B or Class C shares of each Fund with certain limitations.* Your decision to purchase a particular class depends on a number of factors including:
     o    the dollar amount you are investing;
     o    the amount of time you plan to hold the investment; and
     o    any plans to make  additional  investments in the Principal  Investors
          Funds.

*--If you are making an initial purchase of the Funds of $100,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.
 --If you are making a subsequent purchase into your existing Class B share accounts and the amount of the purchase combined with the value of your Class A, Class B, and Class C share accounts reaches $100,000 or more, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

         In addition, you might consider:
     o Class A shares if you are making an investment that qualifies for a reduced sales charge;
     o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least five years; or
     o Class C shares if you do not intend to own the shares for a long period of time.

Class A Shares
o You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
o    If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within 18 months of purchase.
o Class A shares generally have lower annual operating expenses than Class B shares.
o You might be eligible for a reduced sales charge. See "Sales Charge waiver or redemption (Class A shares)."
o Sales charges might be reduced under the rights of accumulation or statement of intention as described below.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within five years from the date of purchase (six years in the case of Class B shares acquired in the Reorganizations), you may pay a deferred sales charge.
o If you keep your Class B shares for eight years (six years in the case of Class B shares acquired in the Reorganizations), your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses and pay lower dividends than Class A shares.
o Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through rights of accumulation and/or a statement of intention, to purchase Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within 12 months of purchase, you may pay a deferred sales charge.
o Unlike Class B shares, Class C shares do not convert to Class A shares and thus the distribution fee is not reduced over time.
o Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through rights of accumulation and/or a statement of intention, to purchase Class A shares.

Front-End Sales Charge: Class A Shares

         Class A shares of the Acquiring Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of an Acquiring Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                              Equity Income Fund I

                                   Sales Charge as % of
                                  Offering       Amount      Dealer Allowance
Amount of Purchase                 Price        Invested  as % of Offering Price

Less than $50,000                  5.50%          5.82%            4.75%
$50,000 but less than $100,000     4.75%          4.99%            4.00%
$100,000 but less than $250,000    3.75%          3.90%            3.00%
$250,000 but less than $500,000    3.00%          3.09%            2.50%
$500,000 but less than $1,000,000  2.00%          2.04%            1.75%
$1,000,000 or more                 0.00%          0.00%           0.00%*

                             Tax-Exempt Bond Fund I

                                   Sales Charge as % of
                                   Offering      Amount      Dealer Allowance
Amount of Purchase                  Price       Invested  as % of Offering Price

Less than $50,000                   4.50%         4.71%            4.00%
$50,000 but less than $100,000      4.00%         4.17%            3.50%
$100,000 but less than $250,000     3.50%         3.63%            3.00%
$250,000 but less than $500,000     2.50%         2.56%            2.00%
$500,000 but less than $1,000,000   2.00%         2.04%            1.75%
$1,000,000 or more                  0.00%         0.00%           0.00%*
     --------------------
     * Princor, the distributor for the Acquired and Acquiring Funds, may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on purchases over $3 million but less than $5 million, 0.35% on purchases over $5 million but less than $10 million, and 0.25% on amounts over $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B and C shares.

         There is no front-end sales charge on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 1.00% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold:
o        to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 1% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established, without paying the CDSC.)

         In the case of selling some, but not all, of the shares in an account, the shares not subject to a CDSC are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged from one PIF Fund to another continue to be subject to the CDSC until the CDSC expires.

         Broker-dealers that sell PIF Fund shares are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described herein.

         Princor may, from time-to-time, at its expense or through use of amounts it receives from a Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

Sales Charge Waiver Or Reduction (Class A Shares)

         Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)
A Fund's Class A shares may be purchased without a sales charge:
     o by its current and former Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, domestic partner, children (regardless of age) and parents) and trusts for the benefit of these individuals;
     o    by the Premier Credit Union;
     o    by non-ERISA clients of Principal Global Investors LLC;
     o by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor;
     o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
     o to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
     o to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if (1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or (2) such purchase is made through a registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above;
     o by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charges. In addition, the CDSC will not be imposed on redemptions of shares purchased through such omnibus accounts to the extent that no sales charge payments were advanced for purchases made through these entities;
     o by employees of Boston Financial Data Services and PFPC, Inc. and their immediate family members;
     o by current and retired Washington Mutual employees and their immediate family members, including children up to age 25;
     o by current or former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
     o by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sale charge of an Acquired Fund prior to the Combination Date; and
     o by clients of registered investment advisors that have entered into arrangements with Princor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

Reduction of sales charge (Class A shares)
(1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner under the age of 25 and/or a trust primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with Class A, B, and C shares of PIF owned by such persons, to determine the applicable sales charge. Reduced charges apply to the total of PIF Funds" (excluding Money Market Fund) shares purchased (and still owned) by any Qualified Purchaser. If the total amount being invested in PIF Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2) Statement of Intention ("SOI"). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase.

(3) Rights of accumulation. The Class A, Class B, and Class C accounts already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. The balance of the existing accounts as of the date of the subsequent purchase(s) is used in this calculation. Class A shares of the Money Market Funds are not included in the calculation unless they were acquired in exchange for other PIF Fund shares.

(4) Certain Qualified Plans. The sales charge tables below apply to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans.

                              Equity Income Fund I

                                       Sales Charge as % of
                                      Offering     Net Amount    Dealer Allowance
Amount of Purchase                     Price        Invested  as % of Offering Price

Less than $500,000                     2.75%          2.83%            2.25%
$500,000 but less than $1,000,000      2.00%          2.04%            1.50%
$1,000,000 or more                no sales charge                      0.75%


Sales Charge: Class B shares

         No front-end sales charge applies to the purchase of Class B shares. However, a CDSC may be imposed on Class B shares sold within five years of purchase (six years in the case of Class B shares acquired in the Reorganizations). Class B shares automatically convert into Class A shares (based on share prices, not number of shares) eight years (five years for certain sponsored plans and six years in the case of Class B shares acquired in the Reorganizations) after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

         The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

Years Since Purchase Payments Made         CDSC as a % of Dollar Amount
----------------------------------         ----------------------------
                                   For shares to be issued   For shares to be issued
                                  after the Reorganization    in the Reorganization
2 years or less                             5.00%                     4.00%
More than 2 years, up to 3 years            4.00%                     2.00%
More than 3 years, up to 4 years            3.00%                     2.00%
More than 4 years, up to 5 years            2.00%                     1.00%
More than 5 years, up to 6 years            None                      1.00%
More than 6 years                           None                       None

         The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.

         In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 1% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established, without paying the CDSC.

Waiver of the Sales Charge (Class B shares)
The CDSC is waived on Class B shares which are sold:

o        due to a shareholder's death;
o        due to the shareholder's disability, as defined in the Internal Revenue Code;
o        from retirement plans to satisfy minimum distribution rules under the Code;
o        to pay surrender charges;
o        to pay retirement plan fees;
o        involuntarily from small balance accounts;
o        through a systematic withdrawal plan (certain limits apply);
o        from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code.

NOTE: To have your Class B CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

         Class B shares are not available to qualified retirement plans.

Ongoing Fees

Each Fund pays ongoing fees to PMC, Princor and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Acquiring Funds has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                                   Maximum Annualized
                                                        12b-1 Fee
                   Class A shares                         0.25%
                   Class B shares                         1.00%

                                   APPENDIX E


                  ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

                                   PROPOSAL 1

         The following tables contain additional information with respect to the performance of the PIF Equity Income Fund and the WM Equity Income Fund. Both the PIF Equity Income Fund and the WM Equity Income Fund are proposed to be combined into the Equity Income Fund I, the Acquiring Fund in the Reorganization. Assuming the related WM Fund Reorganization is consummated, the Acquiring Fund will report the historical performance information of WM Equity Income Fund as its own.

PIF Equity Income Fund

Class A and Class B shares began operations on June 30, 2005 when the Fund succeeded to the operations, and assumed the historical performance of the Class A and Class B shares of a predecessor fund. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------ ------- ------- ------- ------ -------- ------- ------- ------- -------
4.56   29.58   22.50   2.25    18.23  -28.20   -12.73  13.62   17.35   8.23
------ ------- ------- ------- ------ -------- ------- ------- ------- -------
------ ------- ------- ------- ------ -------- ------- ------- ------- -------
1996   1997    1998    1999    2000   2001     2002    2003    2004    2005
------ ------- ------- ------- ------ -------- ------- ------- ------- -------

The year-to-date return as of June 30, 2006 is 6.89%

Highest return for a quarter during the period of the bar chart above:
                Q4 '97  19.24%
Lowest return for a quarter during the period of the bar chart above:
                Q3 '01  -17.03%

The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Class A shares of the Fund's predecessor fund. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the Fund's predecessor fund, the returns of the Class A and Class B shares of the Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on December 16, 1992, and its Class B shares commenced operations on December 9, 1994.

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                   1 Year     5 Years  10 Years

Class A  (before taxes)                             2.02       -3.14     5.51
         (after taxes on distributions)             1.15       -3.98     3.89
         (after taxes on distributions and sale     1.58       -3.07     4.05
         of shares)
Class B                                             3.10       -3.20     5.55

Russell 1000 Value Index                            7.05       5.28      10.94
Morningstar Large Value Category Average            5.88       3.96      8.85

    Index performance does not reflect deductions for fees, expenses or taxes.


After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation , may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other share classes will vary.

WM Equity Income Fund

The bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in performance from year to year and showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

-------- ------- ------- ------- ------- ------- ------- ------- ------ -------
13.60    19.89   6.93    4.83    14.64   7.41    -12.82  29.22   18.72  9.46
-------- ------- ------- ------- ------- ------- ------- ------- ------ -------
-------- ------- ------- ------- ------- ------- ------- ------- ------ -------
1996     1997    1998    1999    2000    2001    2002    2003    2004   2005
-------- ------- ------- ------- ------- ------- ------- ------- ------ -------

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

The year-to-date return as of June 30, 2006 is 5.42%.

Highest return for a quarter during the period of the bar chart above:
                Q2 '03  15.73%

Lowest return for a quarter during the period of the bar chart above:
                Q3 '02  -14.83%


The following table shows, for the indicated periods ended December 31, 2005, the average annual total returns of the Class A and Class B shares of the Fund.

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                   1 Year      5 Years  10 Years

Class A (before taxes)                              3.43       8.25      10.03
        (after taxes on distributions) (1)          2.64       7.38      8.04
        (after taxes on distributions and sale of   3.25       6.73      7.62
        shares) (1)
Class B                                             3.55       8.21      9.90

S&P 500 (2)                                         4.91       0.54      9.07
S&P 500/Bara Value Index (3)                        6.33       2.53      9.44
----------------------------
(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation , may differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other share classes will vary.
(2) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses or taxes.
(3) The S&P 500/Barra Value Index is constructed by ranking securities in the S&P 500 by price-to-book ratio and including those securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. Indices are unmanaged and individuals cannot invest directly in an index. Index performance reflects no deduction for fees, expenses or taxes.


                                   PROPOSAL 2

         The following tables contain additional information with respect to the performance of the PIF Tax-Exempt Bond Fund and the WM Tax-Exempt Bond Fund. Both the PIF Tax-Exempt Bond Fund and the WM Tax-Exempt Bond Fund are proposed to be combined into the Tax-Exempt Bond Fund I, the Acquiring Fund in the Reorganization. Assuming the WM Fund Reorganization is consummated, the Acquiring Fund will report the historical performance information of WM Equity Income Fund as its own.

PIF Tax-Exempt Bond Fund

Class A and Class B shares began operations on June 30, 2005 when the Fund succeeded to the operations, and assumed the historical performance of the Class A and Class B shares of a predecessor fund. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

------- ------ ------ -------- ------- ------ -------- ------- --------- -------
4.60    9.19   5.08   -3.17    7.96    5.68   9.20     4.51    3.56      2.64
------- ------ ------ -------- ------- ------ -------- ------- --------- -------
------- ------ ------ -------- ------- ------ -------- ------- --------- -------
1996    1997   1998   1999     2000    2001   2002     2003    2004      2005
------- ------ ------ -------- ------- ------ -------- ------- --------- -------

The year-to-date return as of June 30, 2006 is 0.14%

Highest return for a quarter during the period of the bar chart above:
                Q3 '02  5.21%

Lowest return for a quarter during the period of the bar chart above:
                Q2 '04  -2.25%

The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Class A shares of the Fund's predecessor fund. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes succeeded to the operations of the Class A and Class B shares of the Fund's predecessor fund, the returns of the Class A and Class B shares of the Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on March 20, 1986, and its Class B shares commenced operations on December 9, 1994.

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                   1 Year  5 Years  10 Years

Class A    (before taxes)                           -2.22   4.09      4.36
           (after taxes on distributions)           -2.45   3.96      4.27
           (after taxes on distributions and sale   0.05    4.05      4.34
           of shares)
Class B                                             -1.59   4.19      4.44

Lehman Brothers Municipal Bond Index                3.51    5.58      5.71
Morningstar Muni National Long Category Average     3.10    4.81      4.79

    Index performance does not reflect deductions for fees, expenses or taxes.


After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

WM Tax-Exempt Bond Fund

The bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART]

-------- ------ ------- --------- ------- ------ ------- ------- ------- -------
2.52     8.59   5.08    -4.40     11.49   3.92   9.81    5.19    3.89    3.14
-------- ------ ------- --------- ------- ------ ------- ------- ------- -------
-------- ------ ------- --------- ------- ------ ------- ------- ------- -------
1996     1997   1998    1999      2000    2001   2002    2003    2004    2005
-------- ------ ------- --------- ------- ------ ------- ------- ------- -------

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

The year-to-date return as of June 30, 2006 is 0.55%.

Highest return for a quarter during the period of the bar chart above:
                Q3 '02  5.22%
Lowest return for a quarter during the period of the bar chart above:
                Q2 '04  -2.58%

The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A and Class B shares of the Fund.

Average Annual Total Returns (%) for periods ended December 31, 2005 (1)

                                                       1 Year  5 Years  10 Years

Class A  (before taxes)                                 -1.50    4.19     4.35
         (after taxes on distributions)  (2)            -1.81    3.98     4.25
         (after taxes on distributions and sale of      0.81     4.17     4.36
         shares)
Class B                                                 -2.63    4.05     4.19

Lehman Brothers Municipal Bond Index (3)                3.53     5.58     5.71
------------------
(1) The Fund's performance in 2000 benefited from the agreement of WMA and its affiliates to limit the Fund's expenses.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for only one share class offered by this prospectus. After tax returns for other share classes will vary.
(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses or taxes.

                              [FORM OF PROXY CARD]

                         Principal Investors Fund, Inc.
                           Des Moines, Iowa 50392-0200

The accompanying Proxy Statement outlines important issues affecting your [NAME OF FUND]. Help us save time and postage by voting on the Internet. The Internet voting site is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING BY INTERNET.

                             VOTING ON THE INTERNET

o        Read the Proxy Statement and have this card at hand.
o        Log onto https://vote.proxy-direct.com.
o        Enter your Control Number and follow the on-screen instructions.
o        Do not return this paper ballot.


                             VOTE YOUR PROXY TODAY!

                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
                         PRINCIPAL INVESTORS FUND, INC.
                                 [NAME OF FUND]
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at _____ a.m., Central Daylight Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated October __, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Date________________, 2006



_____________________________________
Signature of Shareholder(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Please fill in boxes as shown using black or blue ink. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends that shareholders vote FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.


PROPOSALS

                                                          For     Against   Abstain
         1.  Approval of a Plan of Reorganization          [ ]       [ ]      [ ]
providing for the reorganization of the Equity Income
Fund into the Equity Income Fund I.

         (Only shareholders of the Equity Income Fund will vote on the Proposal)

         2  Approval of a Plan of Reorganization           [ ]       [ ]      [ ]
providing for the reorganization of the Tax-Exempt Bond
Fund into the Tax-Exempt Bond Fund I.

         (Only shareholders of the Tax-Exempt Bond Fund will vote on the Proposal)

                                     PART B


                             INFORMATION REQUIRED IN
                      A STATEMENT OF ADDITIONAL INFORMATION

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated: October __, 2006


         This Statement of Additional Information is available to the shareholders of the "Acquired Funds" listed below, in connection with the proposed reorganization of each Acquired Fund into the corresponding "Acquiring Fund" listed below, each of which is a separate series of Principal Investors Fund, Inc. ( the "Reorganizations").


Acquired Fund                            Acquiring Fund

Equity Income Fund                       Equity Income Fund I
Tax-Exempt Bond Fund                     Tax-Exempt Bond Fund I


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October __, 2006, relating to the Special Meeting of Shareholders of the Acquired Funds to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganizations, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

         (1) The Statement of Additional Information of Principal Investors Fund, Inc. ("PIF") dated October __, 2006, as filed on Form N-14 on September 20, 2006, except the pro forma financial statements and accompanying notes that are included in this Statement of Additional Infromation;

         (2) The financial statements of the Acquired Funds of PIF included in its Annual Report to Shareholders for the fiscal year ended October 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 21, 2005; and

         (3) The unaudited financial statements of the Acquired Funds of PIF included in its Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, as filed on Form N-CSRS on June 28, 2006.

         The Annual and Semi-Annual Reports to Shareholders of PIF are available upon request and without charge by calling toll-free at 1-800-247-4123.

                         Pro Forma Financial Statements
Introductory Paragraph

         On September 11, 2006, the Board of Directors of Principal Investors Fund, Inc. approved two Plans of Reorganization whereby, subject to approval by the shareholders of each Acquired Fund, the Acquiring Fund will acquire all the assets of its corresponding Acquired Fund subject to the liabilities of such Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (each, a "Reorganization"). The Acquired and Acquiring Funds in each Reorganization are:

--------------------------------- ---------------------------------
Acquired Funds                    Acquiring Funds
--------------------------------- ---------------------------------
--------------------------------- ---------------------------------
Equity Income Fund                Equity Income Fund I
--------------------------------- ---------------------------------
--------------------------------- ---------------------------------
Tax-Exempt Bond Fund              Tax-Exempt Bond Fund I
--------------------------------- ---------------------------------

         Each Reorganization is contingent upon the Acquiring Fund first acquiring substantially all of the assets of a series of WM Trust I (each, a "WM Acquired Fund") as follows:

 --------------------------------- ---------------------------------
 WM Acquired Funds                 Acquiring Funds
 --------------------------------- ---------------------------------
 --------------------------------- ---------------------------------
 Equity Income Fund                Equity Income Fund I
 --------------------------------- ---------------------------------
 --------------------------------- ---------------------------------
 Tax-Exempt Bond Fund              Tax-Exempt Bond Fund I
 --------------------------------- ---------------------------------

         Shown below are unaudited pro forma financial statements for each of the combined Acquiring Funds, assuming the Reorganization had been consummated as of April 30, 2006. For each Reorganization, the first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

         The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the WM Acquired Funds, the Acquired Funds, and the Acquiring Funds at April 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the WM Acquired Funds, the Acquired Funds and the Acquiring Funds for the twelve months ended April 30, 2006. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred at April 30, 2006.

         Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statement of Additional Information.

                                                                                    Statements of Assets and Liabilities
                                                                                         April 30, 2006 (unaudited)
                                                                                               (in thousands)
                                     -----------------------------------------------------------------------------------------------
                                                                                                                         Combined
                                                 WM Equity         PIF Equity          PIF Equity     Pro Forma        PIF Equity
                                               Income Fund        Income Fund       Income Fund I   Adjustments       Income Fund I
                                     ----------------------     --------------      -------------- ----------    -------------------
Investment in securities--at cost            $   3,082,440        $   112,400           $       -     $    -        $   3,194,840
                                     ======================     ==============      ============== ==========    =================
Assets
                                                                                                                                $
Investment in securities--at value           $   3,657,330  (a)   $   122,497  (a)      $       -     $    -            3,779,827(a)

Cash                                                     1                109                   -          -                  110
Receivables:

   Capital Shares sold                              17,577                 37                   -          -               17,614

   Dividends and interest                            6,141                372                   -          -                6,513


   Investment securities sold                       52,082              1,388                   -          -               53,470

Other assets                                             -                  2                   -          -                    2


Prepaid expenses                                        48                  2                   -          -                   50
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Assets
                                                 3,733,179            124,407                   -          -            3,857,586
Liabilities
Accrued management and investment
advisory fees                                        1,415                 11                   -          -                1,426

Accrued distribution fees                              647                  6                   -          -                  653
Accrued transfer and
administrative fees                                     99                 31                   -          -                  130

Accrued other expenses                                 445                  -                   -          -                  445
Payables:


   Capital Shares reacquired                         2,469                 64                   -          -                2,533

   Indebtedness                                          -                100                   -          -                  100

   Investment securities purchased                  58,477              1,023                   -          -               59,500
Collateral obligation on
securities loaned, at value                        200,715             13,299                   -          -              214,014
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Liabilities
                                                   264,267             14,534                   -          -              278,801
                                     ----------------------     --------------      -------------- ----------    -----------------
Net Assets Applicable to
Outstanding Shares                           $   3,468,912        $   109,873           $       -     $    -        $   3,578,785
                                     ======================     ==============      ============== ==========    =================

Net Assets Consist of:
Capital Shares and additional
paid-in-capital                              $   2,803,338        $   111,579           $       -  $       -        $   2,914,917
Accumulated undistributed
(overdistributed) net investment
income (operating loss)                              3,276                236                   -          -                3,512
Accumulated undistributed
(overdistributed) net realized
gain (loss)                                         87,408           (12,047)                   -          -               75,361
Net unrealized appreciation
(depreciation) of investments                      574,890             10,097                   -          -              584,987
Net unrealized appreciation
(depreciation) on translation
     of assets and liabilities in
foreign currencies                                       -                  8                   -          -                    8
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Net Assets                             $   3,468,912        $   109,873           $       -     $    -        $   3,578,785
                                     ======================     ==============      ============== ==========    =================

Capital Stock (par value: $.01 a
share):

Shares authorized                                        -            100,000             650,000          -              650,000
Net Asset Value Per Share:

Class A: Net Assets                          $   1,270,674        $    96,515           $       -     $    -        $   1,367,189(e)

Shares issued and outstanding                       59,158              7,788                   -    (3,295)  (f)          63,651(e)
Net asset value per share                      $     21.48         $    12.39                                       $       21.48

Maximum offering price per share               $     22.73   (c)   $    13.15   (d)                                   $     22.73(c)
                                     ======================     ==============      ============== ==========    =================

Class B: Net Assets                           $    293,220        $    13,358           $       -     $    -         $    306,578

Shares issued and outstanding                       13,752              1,083                   -      (456)  (f)          14,379
Net asset value per share (b)                  $     21.32         $    12.34                                         $     21.32
                                     ======================     ==============      ============== ==========    =================

                                                         $
Class C: Net Assets                                203,788                N/A           $       -     $    -         $    203,788


Shares issued and outstanding                        9,631                                      -          -                9,631
Net asset value per share (b)                  $     21.16                                                            $     21.16
                                     ======================     ==============      ============== ==========    =================

Institutional (Class I): Net Assets          $   1,700,951                N/A           $       -     $    -        $   1,700,951

Shares issued and outstanding                       79,175                                                 -               79,175
Net asset value per share                      $     21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================


R-1: Net Assets                                 $      279                N/A           $       -     $    -                  279(e)

Shares issued and outstanding                           13                                      -          -                   13(e)
                                                         $
Net asset value per share                            21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================

R-2: Net Assets                                  $       -                N/A           $       -     $    -          $         -

Shares issued and outstanding                            -                                      -          -                    -
Net asset value per share                      $     21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e) Class A shares of WM Equity  Income  Fund will  acquire  the net  assets of
    Class R-1 and Class R-2 shares prior to the Reorganization.
(f) Reflects new shares issued, net of retired shares of PIF Equity Income Fund.

                                                                                        Statements of Assets and Liabilities
                                                                                             April 30, 2006 (unaudited)
                                                                                                   (in thousands)
                                                -----------------------------------------------------------------------------------
                                                                                                                        Combined
                                                   WM Tax-Exempt        PIF Tax-Exempt  PIF Tax-Exempt   Pro Forma   PIF Tax-Exempt
                                                       Bond Fund             Bond Fund     Bond Fund I Adjustments      Bond Fund I
                                                -----------------     -----------------  ------------ ------------------------------
Investment in securities--at cost                   $    186,281           $   151,205               $  $    -          $  337,486

                                                                                                     -
                                                =================     =================    ============ =======      ==============
Assets
Investment in securities--at value                  $    197,097           $   151,635       $       -  $    -         $   348,732

Cash                                                         945                   810               -       -               1,755
Receivables:

   Capital Shares sold                                       772                   399               -       -               1,171

   Dividends and interest                                  3,144                 2,189               -       -               5,333

   Expense reimbursement from Manager                          -                     3                                           3

   Investment securities sold                                  -                 6,703               -       -               6,703

Other assets                                                   -                     9               -       -                   9

Prepaid expenses                                               3                     1               -       -                   4
                                                -----------------     -----------------    ------------ -------      --------------
Total Assets                                                                                                               363,710
                                                         201,961               161,749               -       -
Liabilities

Accrued management and investment advisory fees               82                    13               -       -                  95

Accrued distribution fees                                     60                     7               -       -                  67

Accrued transfer and administrative fees                       6                    13               -       -                  19

Accrued other expenses                                        50                     -               -       -                  50
Payables:

   Capital Shares reacquired                                 358                    15               -       -                 373

   Dividends payable                                         245                   489               -       -                 734

   Investment securities purchased                         2,000                 4,941               -       -               6,941

   Varation margin on futures contracts                       21                     -               -       -                  21
                                                -----------------     -----------------    ------------ -------      --------------
Total Liabilities                                                                                                            8,300
                                                           2,822                 5,478               -       -
                                                -----------------     -----------------    ------------ -------      --------------
Net Assets Applicable to Outstanding Shares         $    199,139           $   156,271       $       -  $    -          $  355,410
                                                =================     =================    ============ =======      ==============

Net Assets Consist of:
Capital Shares and additional paid-in-capital       $    187,746           $   154,765       $       -  $    -          $  342,511
Accumulated undistributed (overdistributed) net
investment income (operating loss)                           217                   514               -       -                 731
Accumulated undistributed (overdistributed) net
realized gain (loss)                                         272                   562               -       -                 834
Net unrealized appreciation (depreciation) of
investments                                               10,904                   430               -       -              11,334
                                                -----------------     -----------------    ------------ -------      --------------
Total Net Assets                                    $    199,139           $   156,271       $       -  $    -          $  355,410
                                                =================     =================    ============ =======      ==============

Capital Stock (par value: $.01 a share):

Shares authorized                                              -               100,000         300,000       -             300,000
Net Asset Value Per Share:
Class A: Net Assets                                 $    169,423           $   149,074       $       -   $   -          $  318,497

Shares issued and outstanding                             22,448                12,628               -   7,117  (d)         42,193
                                                               $
Net asset value per share                                   7.55            $    11.81                                   $    7.55

Maximum offering price per share                     $      7.91  (a)       $    12.40  (c)                              $    7.91
                                                =================     =================    ============ =======      ==============

Class B: Net Assets                                 $     26,964            $    7,197       $       -  $    -          $   34,161

Shares issued and outstanding                              3,572                   606               -     347  (d)          4,525
Net asset value per share (b)                        $      7.55            $    11.88                                   $    7.55
                                                =================     =================    ============ =======      ==============

Class C: Net Assets                                  $     2,752                   N/A       $       -  $    -           $   2,752

Shares issued and outstanding                                365                                     -       -                 365
Net asset value per share (b)                        $      7.55                                                         $    7.55
                                                =================     =================    ============ =======      ==============

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.50% of the offering price.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price.
(d) Reflects new shares issued, net of retired shares of PIF Tax-Exempt Bond Fund.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     WM         PIF             PIF        Pro Forma       Combined
                                                                                                                           PIF
                                                                     Equity     Equity          Equity                     Equity
                                                                     Income     Income          Income                     Income
                                                                     Fund       Fund            Fund I    Adjustments      Fund I
------------ ------------------------------------------------------- ---------- ----------      -------- ------------      ---------
Net Investment Income (Operating Loss)
Income:
                                                                    $          $              $                           $
   Dividends                                                          57,299      4,067             -      $     -          61,366

   Withholding tax on foreign dividends                                (299)       (92)             -            -           (391)


   Interest                                                           11,377        292             -            -          11,669

   Securities Lending                                                    997          -             -            -             997
                                                                   ---------- ----------      -------- ------------      ----------
                                                     Total Income                                                         $
                                                                      69,374      4,267             -            -          73,641
Expenses:

   Management and investment advisory fees                            13,598        616             -         (12)  (b)     14,202

   Custodian fees                                                         70          -             -         (44)  (c)         26

   Directors' fees                                                         -          -             -           41  (c)         41

   Legal and audit fees                                                   75          -             -         (63)  (c)         12

   Registration and filing fees                                          185          -             -        (185)  (c)          -

   Printing and postage expense                                          786          -             -        (786)  (c)          -

   Distribution fees - Class A                                         2,278        226             -          (3)  (c)      2,501

   Distribution fees - Class B                                         2,346        121             -           10  (c)      2,477

   Distribution fees - Class C                                         1,317          -             -            -           1,317


   Registration fees - Class A                                             -         28             -            -              28

   Registration fees - Class B                                             -         28             -            -              28

   Registration fees - Class C                                             -          -             -           20  (c)         20


   Shareholder meeting expense - Class A                                   -          8  (a)        -          (8)  (e)          -

   Shareholder meeting expense - Class B                                   -          2  (a)        -          (2)  (e)          -

   Shareholder reports - Class A                                           -          6             -           54  (c)         60

   Shareholder reports - Class B                                           -          1             -           29  (c)         30

   Shareholder reports - Class C                                           -          -             -           10  (c)         10

   Transfer and administrative fees - Class A                            687        225             -        (100)  (c)        812


   Transfer and administrative fees - Class B                            442         62             -         (10)  (c)        494

   Transfer and administrative fees - Class C                            129          -             -            4  (c)        133

   Auditing and legal fees                                                 -          2  (a)        -          (2)  (e)          -


   Custodian fees                                                          -          4  (a)        -          (4)  (e)          -

   Registration fees                                                       -          4  (a)        -          (4)  (e)          -

   Shareholder meeting expense                                             -          4  (a)        -          (4)  (e)          -


   Transfer and administrative fees                                        -         42  (a)        -         (42)  (e)          -

   Other expenses                                                        343          2                      (342)  (c)          3
                                                                   ---------- ----------      -------- ------------      ----------
                                             Total Gross Expenses
                                                                      22,256      1,381             -      (1,443)          22,194

   Less Reimbursement from Manager - Class B                               -          3  (a)        -           22  (d)         25

   Less: Fees reduced by custodian credits                                18                                  (18)               -
                                                                                              -------- ------------      ----------
                                                                   ---------- ----------
                                               Total Net Expenses
                                                                      22,238      1,378             -      (1,447)          22,169
                                                                   ---------- ----------      -------- ------------      ----------
                           Net Investment Income (Operating Loss)

                                                                      47,136      2,889             -        1,447          51,472

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

   Investment transactions                                           152,138      8,625             -            -         160,763

   Foreign currency transactions                                           -        (1)                          -             (1)

Change in unrealized appreciation/depreciation of:

   Investments                                                       252,862      4,791             -            -         257,653

   Translation of assets and liabilities in foreign currencies             -          7                          -               7
                                                                   ---------- ----------      -------- ------------      ----------
       Net Realized and Unrealized Gain (Loss) on Investments and
                                               Foreign Currencies    405,000     13,422             -            -         418,422
                                                                   ---------- ----------      -------- ------------      ----------
             Net Increase (Decrease) in Net Assets Resulting from   $          $               $                          $
                                                       Operations    452,136     16,311             -     $  1,447         469,894
                                                                   ========== ==========      ======== ============      ==========


(a) The amounts shown are those of Principal Equity Income Fund, Inc. (predecessor to PIF Equity Income Fund).
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(c) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.
(d) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.
(e) Elimination of expense of Principal Equity Income Fund, Inc. (predecessor to PIF Equity Income Fund).

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       WM         PIF          PIF        Pro Forma     Combined PIF
                                                                    Tax-Exempt  Tax-Exempt   Tax-Exempt                  Tax-Exempt
                                                                     Bond Fund   Bond Fund  Bond Fund I   Adjustments   Bond Fund I
----- --------------------------------------------------------------------------------     ------ ----------------       ---------
Net Investment Income (Operating Loss)
Income:
                                                                                $         $     $            $
  Interest                                                             10,732     7,660              -            -         $ 18,392
                                                                 ------------- ---------    ----------- ------------      ----------
                                                   Total Income
                                                                       10,732     7,660              -            -           18,392
Expenses:

  Management and investment advisory fees                               1,044       817              -            -            1,861


  Custodian fees                                                           11         -              -          (7)  (b)           4

  Directors' fees                                                           -         -              -            4  (b)           4

  Legal and audit fees                                                     33         -              -         (21)  (b)          12

  Registration and filing fees                                             40         -              -         (40)  (b)           -


  Printing and postage expense                                             22         -              -         (22)  (b)           -

  Distribution Fees - Class A                                             441       363              -           30  (b)         834

  Distribution Fees - Class B                                             302        35              -           43  (b)         380

  Distribution Fees - Class C                                              25         -              -            -               25


  Registration Fees - Class A                                               -        30              -            -               30

  Registration Fees - Class B                                               -        28              -            -               28

  Registration Fees - Class C                                               -         -              -           20  (b)          20

  Shareholder Reports - Class A                                             -         1              -            6  (b)           7

  Shareholder Reports - Class B                                             -         -              -            1  (b)           1

  Transfer and administrative fees - Class A                               73        68              -          (8)  (b)         133


  Transfer and administrative fees - Class B                               15        16              -         (12)  (b)          19

  Transfer and administrative fees - Class C                                1         -              -            1  (b)           2

  Auditing and legal fees                                                   -         1  (a)         -          (1)  (c)           -

  Custodian fees                                                            -         1  (a)         -          (1)  (c)           -

  Directors' expenses                                                       -         1  (a)         -          (1)  (c)           -

  Registration fees                                                         -         5  (a)         -          (5)  (c)           -

  Shareholder meeting expense                                               -         1  (a)         -          (1)  (c)           -

  Transfer and administrative fees                                          -         7  (a)         -          (7)  (c)           -


  Other expenses                                                           29         2              -         (26)  (b)           5
                                                                 ------------- ---------    ----------- ------------      ----------
                                           Total Gross Expenses
                                                                        2,036     1,376              -         (47)            3,365

  Less Reimbursement from Manager - Class A                                 -        57              -          109  (d)         166


  Less Reimbursement from Manager - Class B                                 -        33              -          156  (d)         189


  Less Reimbursement from Manager - Class C                                 -         -              -           27  (d)          27

  Less: Fees reduced by custodian credits                                   6         -              -          (6)  (b)           -
                                                                 ------------- ---------    -----------                   ----------
                                                                                                        ------------
                                             Total Net Expenses
                                                                        2,030     1,286              -        (333)            2,983
                                                                 ------------- ---------    ----------- ------------      ----------
                         Net Investment Income (Operating Loss)

                                                                        8,702     6,374              -          333           15,409

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

  Investment transactions                                               2,154       611              -            -            2,765

  Futures contracts                                                       273         -              -            -              273

Change in unrealized appreciation/depreciation of:


  Investments                                                         (6,034)   (4,037)              -            -         (10,071)


  Futures contracts                                                       229         -              -            -              229
                                                                 ------------- ---------    ----------- ------------      ----------
     Net Realized and Unrealized Gain (Loss) on Investments and

                                             Foreign Currencies       (3,378)   (3,426)              -            -          (6,804)
                                                                 ------------- ---------    ----------- ------------      ----------
           Net Increase (Decrease) in Net Assets Resulting from             $
                                                     Operations         5,324  $  2,948      $       -    $     333        $   8,605
                                                                 ============= =========    =========== ============      ==========


(a) Amounts shown are those of Principal Tax-Exempt Bond Fund, Inc. (predecessor to PIF Tax-Exempt Bond Fund).

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) Elimination of expense of Principal Tax-Exempt Bond Fund, Inc. (predecessor to PIF Tax-Exempt Bond Fund).

(d) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.

 Schedule of Investments
 April 30, 2006 (unaudited)

 WM Equity  PIF Equity  PIF Equity                                                          WM Equity  PIF Equity PIF Equity
 Income     Income      Income                                                              Income     Income     Income
 Fund       Fund        Fund I       Combined                                               Fund       Fund       Fund I   Combined
 Shares     Shares      Shares       Shares                                                 Value      Value      Value     Value
 Held       Held        Held         Held                                                   (000s)     (000s)     (000s)    (000s)
                                               94.90% COMMON STOCKS
                                                1.47% Advertising Services
   266,000          -      -       266,000            Boeing Co                                22,198        -     -    22,198
   121,200          -      -       121,200            General Dynamics Corp                     7,953        -     -     7,953
   329,500          -      -       329,500            Northrop Grumman Corp (a)                22,043        -     -    22,043
         -      2,898      -         2,898            PagesJaunes Groupe SA                         -       84     -        84
                                                                                               52,194       84     -    52,278
                                                0.02% Aerospace & Defense Equipment
         -      8,300      -         8,300            United Technologies Corp                      -      521     -       521

                                                0.02% Appliances
         -      5,500      -         5,500            Whirlpool Corp                                -      494     -       494

                                                0.68% Applications Software
   989,300     18,000      -     1,007,300            Microsoft Corp                           23,891      435     -    24,326

                                                0.65% Athletic Footwear
   283,000          -      -       283,000            Nike Inc Class B                         23,161        -     -    23,161

                                                0.01% Auto - Car & Light Trucks
         -      5,038      -         5,038            DaimlerChrysler AG                            -      277     -       277

                                                0.68% Auto - Medium & Heavy Duty
                                                      Trucks
   340,000          -      -       340,000            Paccar Inc (a)                           24,456        -     -    24,456

                                                0.92% Auto/Truck Parts & Equipment -
                                                      Original
         -     22,627      -        22,627            GKN PLC                                       -      129     -       129
   401,500          -      -       401,500            Johnson Controls Inc                     32,742        -     -    32,742
                                                                                               32,742      129     -    32,871
                                                0.18% Beverages - Non-alcoholic
         -     12,000      -        12,000            Coca-Cola Co/The                              -      503     -       503
   290,300          -      -       290,300            Coca-Cola Enterprises Inc                 5,670        -     -     5,670
         -      4,100      -         4,100            PepsiCo Inc                                   -      238     -       238
                                                                                                5,670      741     -     6,411
                                                0.74% Beverages - Wine & Spirits
         -     14,108      -        14,108            Diageo PLC                                    -      232     -       232
   396,300          -      -       396,300            Diageo PLC ADR (a)                       26,255        -     -    26,255
                                                                                               26,255      232     -    26,487
                                                1.13% Brewery
   906,600          -      -       906,600            Anheuser-Busch Cos Inc                   40,416        -     -    40,416

                                                0.01% Building - Heavy Construction
         -      8,103      -         8,103            NCC AB                                        -      203     -       203
         -      3,559      -         3,559            Severfield-Rowen PLC                          -       81     -        81
                                                                                                    -      284     -       284
                                                0.00% Building - Residential & Commercial
         -        960      -           960            Hyundai Development Co                        -       56     -        56

                                                0.00% Building & Construction Products -
                                                      Miscellaneous
         -     15,662      -        15,662            CSR Ltd                                       -       48     -        48
         -      8,917      -         8,917            Fletcher Building Ltd                         -       51     -        51
                                                                                                    -       99     -        99
                                                1.04% Building Products
   550,000          -      -       550,000            Cemex SA de CV ADR                       37,136              -    37,136

                                                0.93% Cellular Telecommunications
         -     51,544      -        51,544            Vodafone Group PLC                            -      121     -       121
 1,404,200          -      -     1,404,200            Vodafone Group PLC ADR                   33,279        -     -    33,279
                                                                                               33,279      121     -    33,400
                                                0.80% Chemicals - Diversified
         -     25,400      -        25,400            Lyondell Chemical Co (a)                      -      612     -       612
   418,300          -      -       418,300            PPG Industries Inc                       28,076        -     -    28,076
                                                                                               28,076      612     -    28,688
                                                0.01% Circuit Boards
         -     84,500      -        84,500            Elec & Eltek International Co Ltd             -      207     -       207

                                                0.76% Coal
         -      2,400      -         2,400            Fording Canadian Coal Trust                   -       88     -        88
   427,200          -      -       427,200            Peabody Energy Corp                      27,281        -     -    27,281
                                                                                               27,281       88     -    27,369
                                                0.02% Coatings & Paint
         -     21,500      -        21,500            Valspar Corp                                  -      608     -       608

                                                0.87% Commercial Banks
         -      5,389      -         5,389            ABN AMRO Holding NV                           -      161     -       161
         -      1,842      -         1,842            Alpha Bank AE                                 -       70     -        70
         -     26,700      -        26,700            AmSouth Bancorp                               -      773     -       773
         -      7,994      -         7,994            Australia & New Zealand Banking
                                                      Group Ltd                                     -      170     -       170
         -     21,893      -        21,893            Banco Santander Central Hispano SA            -      339     -       339
         -     23,200      -        23,200            Bank of East Asia Ltd                         -       97     -        97
         -      6,000      -         6,000            Bank of Hawaii Corp (a)                       -      326     -       326
         -     31,104      -        31,104            Barclays PLC                                  -      388     -       388
         -      3,730      -         3,730            BNP Paribas                                   -      352     -       352
         -     20,300      -        20,300            Colonial BancGroup Inc/The                    -      526     -       526
         -      9,639      -         9,639            Commonwealth Bank of Australia                -      344     -       344
         -      3,148      -         3,148            Credit Agricole SA                            -      127     -       127
         -      2,620      -         2,620            Daegu Bank                                    -       49     -        49
         -      5,320      -         5,320            Danske Bank A/S                               -      211     -       211
         -        643      -           643            Deutsche Bank AG                              -       79     -        79
         -     14,200      -        14,200            DNB NOR ASA                                   -      197     -       197
         -      5,465      -         5,465            Fortis                                        -      205     -       205
         -      4,807      -         4,807            HBOS PLC                                      -       84     -        84
         -     23,499      -        23,499            HSBC Holdings PLC                             -      405     -       405
         -         91      -            91            Liechtenstein Landesbank                      -       73     -        73
         -      5,201      -         5,201            Lloyds TSB Group PLC                          -       50     -        50
   821,700          -      -       821,700            North Fork Bancorporation Inc            24,758        -     -    24,758
         -      3,100      -         3,100            Royal Bank of Canada                          -      132     -       132
         -      8,901      -         8,901            Sanpaolo IMI SpA                              -      167     -       167
         -      1,240      -         1,240            Societe Generale                              -      189     -       189
         -      2,300      -         2,300            Torinto Dominion Bank (b)                     -      127     -       127
         -      8,700      -         8,700            UnionBanCal Corp                              -      609     -       609
                                                                                               24,758    6,250     -    31,008
                                                0.01% Computer Services
         -     42,800      -        42,800            HIQ International AB                          -      258     -       258

                                                2.29% Computers
   805,000     29,500      -       834,500            Hewlett-Packard Co                       26,138      958     -    27,096
   666,900          -      -       666,900            International Business Machines Corp     54,913        -     -    54,913
                                                                                               81,051      958     -    82,009
                                                0.00% Computers - Peripheral Equipment
         -    113,000      -       113,000            GES International Ltd                         -       71     -        71

                                                0.46% Consumer Products - Miscellaneous
   257,700          -      -       257,700            Clorox Co                                16,539        -     -    16,539

                                                2.01% Cosmetics & Toiletries
   653,800          -      -       653,800            Colgate-Palmolive Co                     38,653        -     -    38,653
   573,500          -      -       573,500            Procter & Gamble Co                      33,383        -     -    33,383
                                                                                               72,036        -     -    72,036
                                                0.00% Containers - Paper & Plastic
         -      6,800      -         6,800            British Polythene Industries                  -       78     -        78

                                                1.40% Data Processing & Management
   812,600      8,300      -       820,900            Automatic Data Processing Inc            35,819      366     -    36,185
   295,400          -      -       295,400            First Data Corp                          14,088        -     -    14,088
                                                                                               49,907      366     -    50,273
                                                0.02% Distribution & Wholesale
         -     15,833      -        15,833            Alesco Corp Ltd                               -      120     -       120
         -     10,600      -        10,600            Genuine Parts Co                              -      462     -       462
                                                                                                    -      582     -       582
                                                0.01% Diversified Financial Services
         -     80,000      -        80,000            Acta Holding ASA                              -      360     -       360
         -     13,000      -        13,000            Guoco Group Ltd                               -      162     -       162
                                                                                                    -      522     -       522
                                                5.40% Diversified Manufacturing Operations
   674,000          -      -       674,000            3M Co                                    57,580        -     -    57,580
   776,300          -      -       776,300            Dover Corp                               38,621        -     -    38,621
         -      7,220      -         7,220            Eaton Corp                                    -      553     -       553
   966,200     22,100      -       988,300            General Electric Co                      33,421      764     -    34,185
   499,200     14,400      -       513,600            Honeywell International Inc              21,216      612     -    21,828
   716,700          -      -       716,700            ITT Industries Inc                       40,300        -     -    40,300
         -     56,247      -        56,247            Senior PLC                                    -       70     -        70
                                                                                              191,138    1,999     -   193,137
                                                0.72% Diversified Minerals
         -      5,897      -         5,897            Anglo American PLC                            -      250     -       250
 1,179,000          -      -     1,179,000            Anglo American PLC ADR                   25,408        -     -    25,408
         -      2,370      -         2,370            BHP Billiton Ltd                              -       53     -        53
         -     33,061      -        33,061            Independence Group NL                         -       75     -        75
                                                                                               25,408      378     -    25,786
                                                1.04% Electric - Integrated
         -      1,999      -         1,999            E.ON AG                                       -      245     -       245
         -     12,100      -        12,100            Edison International                          -      489     -       489
         -      6,351      -         6,351            Endesa SA                                     -      211     -       211
         -     15,100      -        15,100            FirstEnergy Corp                              -      766     -       766
   637,900     18,600      -       656,500            FPL Group Inc (a)                        25,261      737     -    25,998
         -      6,855      -         6,855            International Power PLC                       -       37     -        37
         -     17,600      -        17,600            PPL Corp                                      -      511     -       511
         -      5,509      -         5,509            Scottish & Southern Energy PLC                -      112     -       112
         -     14,800      -        14,800            TXU Corp                                      -      734     -       734
   422,800          -      -       422,800            Xcel Energy Inc (a)                       7,965              -     7,965
                                                                                               33,226    3,842     -    37,068
                                                0.66% Electric Products - Miscellaneous
   270,500      6,100      -       276,600            Emerson Electric Co                      22,979      518     -    23,497

                                                0.00% Electric-Transmission
         -     30,470      -        30,470            Terna SpA                                     -       84     -        84

                                                1.67% Electronic Components -
                                                      Semiconductors
   765,000          -      -       765,000            Microchip Technology Inc (a)             28,504        -     -    28,504
    40,800          -      -        40,800            Samsung Electronics Co Ltd GDR (c)       13,929        -     -    13,929
   499,800          -      -       499,800            Texas Instruments Inc                    17,348        -     -    17,348
                                                                                               59,781        -     -    59,781
                                                0.00% Engineering - Research & Development
                                                      Services
         -      5,304      -         5,304            ABB Ltd (b)                                   -       75     -        75

                                                0.99% Fiduciary Banks
   545,400          -      -       545,400            Bank of New York Co Inc                  19,171        -     -    19,171
   410,700          -      -       410,700            Mellon Financial Corp                    15,455        -     -    15,455
         -     14,700      -        14,700            Wilmington Trust Corp                         -      651     -       651
                                                                                               34,626      651     -    35,277
                                                0.01% Finance - Commercial
         -      9,000      -         9,000            CIT Group Inc                                 -      486     -       486

                                                0.43% Finance - Credit Card
   178,600          -      -       178,600            Capital One Financial Corp (a)           15,474        -     -    15,474

                                                5.12% Finance - Investment Banker & Broker
 1,035,333     30,686      -     1,066,019            Citigroup Inc                            51,715    1,533     -    53,248
         -      5,467      -         5,467            Credit Suisse Group                           -      342     -       342
         -     12,100      -        12,100            D Carnegie AB                                 -      268     -       268
   270,600      4,600      -       275,200            Goldman Sachs Group Inc (a)              43,375      737     -    44,112
 1,054,700     36,060      -     1,090,760            JPMorgan Chase & Co                      47,862    1,636     -    49,498
         -     15,100      -        15,100            Merrill Lynch & Co Inc (a)                    -    1,152     -     1,152
   535,900          -      -       535,900            Morgan Stanley                           34,458        -     -    34,458
         -        727      -           727            UBS AG                                        -       86     -        86
                                                                                              177,410    5,754     -   183,164
                                                1.19% Finance - Mortgage Loan/Banker
         -     15,100      -        15,100            CharterMac (a)                                -      291     -       291
   571,300          -      -       571,300            Countrywide Financial Corp               23,229        -     -    23,229
   310,000          -      -       310,000            Freddie Mac                              18,929        -     -    18,929
         -      2,511      -         2,511            Paragon Group of Cos PLC                      -       33     -        33
                                                                                               42,158      324     -    42,482
                                                0.00% Financial Guarantee Insurance
         -        412      -           412            Euler Hermes SA                               -       51     -        51

                                                0.99% Food - Confectionery
   661,700          -      -       661,700            Hershey Co                               35,295        -     -    35,295

                                                0.21% Food - Miscellaneous/Diversified
   169,500          -      -       169,500            Cadbury Schweppes PLC ADR (a)             6,773        -     -     6,773
         -      8,500      -         8,500            General Mills Inc                             -      419     -       419
         -      5,500      -         5,500            Kellogg Co                                    -      255     -       255
                                                                                                6,773      674     -     7,447
                                                0.82% Food - Wholesale & Distribution
   981,700          -      -       981,700            Sysco Corp (a)                           29,343        -     -    29,343

                                                0.61% Forestry
   285,000          -      -       285,000            Plum Creek Timber Co Inc                 10,346        -     -    10,346
   164,200          -      -       164,200            Weyerhaeuser Co                          11,571        -     -    11,571
                                                                                               21,917        -     -    21,917
                                                0.01% Gambling (Non-Hotel)
         -      9,248      -         9,248            OPAP SA                                       -      341     -       341

                                                0.02% Home Decoration Products
         -     26,300      -        26,300            Newell Rubbermaid Inc                         -      721     -       721

                                                0.52% Hotels & Motels
   689,000          -      -       689,000            Hilton Hotels Corp                       18,561        -     -    18,561

                                                0.00% Human Resources
         -        480      -           480            USG People NV                                 -       41     -        41

                                                0.37% Industrial Automation & Robots
   185,000          -      -       185,000            Rockwell Automation Inc                  13,405        -     -    13,405

                                                0.60% Insurance Brokers
         -     13,200      -        13,200            AON Corp                                      -      553     -       553
   676,300          -      -       676,300            Marsh & McLennan Cos Inc (a)             20,742        -     -    20,742
                                                                                               20,742      553     -    21,295
                                                0.56% Investment Companies
   629,200          -      -       629,200            Allied Capital Corp (a)                  19,543        -     -    19,543
         -     15,300      -        15,300            American Capital Strategies Ltd (a)           -      533     -       533
                                                                                               19,543      533     -    20,076
                                                1.67% Investment Management & Advisory
                                                      Services
         -     21,370      -        21,370            Aberdeen Asset Management PLC                 -       77     -        77
   180,000          -      -       180,000            Ameriprise Financial Inc                  8,827        -     -     8,827
   262,500          -      -       262,500            Franklin Resources Inc                   24,444        -     -    24,444
         -     11,428      -        11,428            Record Investments Ltd                        -       91     -        91
   311,300          -      -       311,300            T. Rowe Price Group Inc                  26,208        -     -    26,208
                                                                                               59,479      168     -    59,647
                                                1.67% Life & Health Insurance
   793,000          -      -       793,000            AFLAC Inc                                37,699        -     -    37,699
         -     15,326      -        15,326            AMP Ltd                                       -      105     -       105
   240,200          -      -       240,200            Lincoln National Corp                    13,951        -     -    13,951
         -      7,100      -         7,100            Protective Life Corp                          -      358     -       358
    96,400          -      -        96,400            Prudential Financial Inc                  7,532        -     -     7,532
                                                                                               59,182      463     -    59,645
                                                0.00% Lottery Services
         -      1,853      -         1,853            Intralot SA-Integrated Lottery
                                                      Systems                                       -       60     -        60

                                                1.05% Machinery - Construction & Mining
   490,600          -      -       490,600            Caterpillar Inc                          37,158        -     -    37,158
         -     10,400      -        10,400            Wajax Income Fund                             -      358     -       358
                                                                                               37,158      358     -    37,516
                                                0.00% Machinery - General Industry
         -      1,899      -         1,899            MAN AG                                        -      144     -       144

                                                5.54% Medical - Drugs
   410,900     10,200      -       421,100            Abbott Laboratories                      17,562      436     -    17,998
         -      1,215      -         1,215            AstraZeneca PLC                               -       67     -        67
   324,500          -      -       324,500            AstraZeneca PLC ADR                      17,890        -     -    17,890
   675,100          -      -       675,100            Bristol-Myers Squibb Co                  17,134        -     -    17,134
   285,300          -      -       285,300            Eli Lilly & Co                           15,098        -     -    15,098
         -      3,107      -         3,107            GlaxoSmithKline PLC                           -       88     -        88
   375,600          -      -       375,600            GlaxoSmithKline PLC ADR                  21,364        -     -    21,364
         -     11,200      -        11,200            Merck & Co Inc                                -      386     -       386
 1,615,900     31,000      -     1,646,900            Pfizer Inc                               40,931      785     -    41,716
   253,300          -      -       253,300            Roche Holding AG ADR                     19,419        -     -    19,419
         -        863      -           863            Sanofi-Aventis                                -       81     -        81
   896,700          -      -       896,700            Schering-Plough Corp                     17,324        -     -    17,324
   597,900     14,500      -       612,400            Wyeth                                    29,100      705     -    29,805
                                                                                              195,822    2,548     -   198,370
                                                1.37% Medical - HMO
   982,500          -      -       982,500            UnitedHealth Group Inc                   48,869        -     -    48,869

                                                0.00% Medical - Hospitals
         -     88,800      -        88,800            Parkway Holdings Ltd                          -      147     -       147

                                                0.55% Medical - Wholesale Drug
                                                      Distribution
   292,400          -      -       292,400            Cardinal Health Inc                      19,693        -     -    19,693

                                                2.02% Medical Products
   375,000      5,000      -       380,000            Becton Dickinson & Co                    23,640      315     -    23,955
   818,300      6,900      -       825,200            Johnson & Johnson                        47,961      405     -    48,366
                                                                                               71,601      720     -    72,321
                                                0.41% Metal - Aluminum
   282,600          -      -       282,600            Alcan Inc (a) (f)                        14,769        -     -    14,769
         -      2,656      -         2,656            Aluminum of Greece S.A.I.C.                   -       62     -        62
                                                                                               14,769       62     -    14,831
                                                0.01% Metal - Diversified
         -      2,255      -         2,255            Boliden AB (b)                                -       46     -        46
         -      7,200      -         7,200            Freeport-McMoRan Copper & Gold Inc            -      465     -       465
                                                                                                    -      511     -       511
                                                0.00% Metal Processors & Fabrication
         -      4,709      -         4,709            Martinrea International Inc (b)               -       36     -        36

                                                0.00% Miscellaneous Manufacturers
         -     18,060      -        18,060            Fenner Plc                                    -       69     -        69

                                                0.01% Mortgage Banks
         -     25,225      -        25,225            Bradford & Bingley PLC                        -      222     -       222

                                                7.03% Multi-line Insurance
   986,000          -      -       986,000            ACE Ltd (a)                              54,762        -     -    54,762
   505,900          -      -       505,900            Allstate Corp                            28,578        -     -    28,578
   816,100          -      -       816,100            American International Group Inc         53,251        -     -    53,251
         -      3,008      -         3,008            Assicurazioni Generali SpA                    -      113     -       113
         -      1,569      -         1,569            Assurances Generales de France                -      198     -       198
         -     13,834      -        13,834            Aviva PLC                                     -      202     -       202
         -      6,046      -         6,046            AXA SA                                        -      222     -       222
   341,400      9,600      -       351,000            Hartford Financial Services Group Inc    31,385      883     -    32,268
   444,100          -      -       444,100            HCC Insurance Holdings Inc (a)           14,873        -     -    14,873
         -        279      -           279            Helvetia Patria Holding                       -       75     -        75
         -      6,684      -         6,684            ING Groep NV                                  -      271     -       271
   550,500          -      -       550,500            ING Groep NV ADR                         22,339        -     -    22,339
   168,900          -      -       168,900            Loews Corp                               17,929        -     -    17,929
   500,700      8,800      -       509,500            Metlife, Inc                             26,087      457     -    26,544
                                                                                              249,204    2,421     -   251,625
                                                0.01% Multimedia
         -      7,000      -         7,000            McGraw-Hill Cos Inc/The                       -      390     -       390

                                                0.00% Music
     4,500          -      -         4,500            V2 Music Holdings PLC - Warrant(b)(c)         -        -     -         -

                                                0.58% Non-hazardous Waste Disposal
   555,000          -      -       555,000            Waste Management Inc                     20,790        -     -    20,790

                                                2.41% Oil - Field Services
         -      3,000      -         3,000            Acergy SA (b)                                 -       49     -        49
   706,300          -      -       706,300            Baker Hughes Inc (a)                     57,090        -     -    57,090
         -      6,862      -         6,862            Peak Energy Services Trust                    -       78     -        78
   415,600          -      -       415,600            Schlumberger Ltd                         28,735        -     -    28,735
         -     12,838      -        12,838            Trinidad Energy Services Income Trust         -      210     -       210
                                                                                               85,825      337     -    86,162
                                                1.21% Oil & Gas Drilling
         -      5,700      -         5,700            Diamond Offshore Drilling Inc                 -      517     -       517
   695,000          -      -       695,000            GlobalSantaFe Corp (a)                   42,541        -     -    42,541
         -      7,800      -         7,800            Rowan Cos Inc (a)                             -      346     -       346
                                                                                               42,541      863     -    43,404
                                                0.01% Oil Company - Exploration &
                                                      Production
         -     10,100      -        10,100            NAL Oil & Gas Trust                           -      172     -       172
         -        378      -           378            Total Gabon                                   -      348     -       348
                                                                                                    -      520     -       520
                                                4.15% Oil Company - Integrated
         -      6,703      -         6,703            BP PLC                                        -       82     -        82
   240,500          -      -       240,500            BP PLC ADR                               17,730        -     -    17,730
   330,000          -      -       330,000            Chevron Corp                             20,137        -     -    20,137
   611,800     14,500      -       626,300            ConocoPhillips Co.                       40,929      970     -    41,899
         -      4,635      -         4,635            ENI SpA                                       -      141     -       141
         -     39,540      -        39,540            Exxon Mobil Corp                              -    2,494     -     2,494
   812,300      6,900      -       819,200            Marathon Oil Corp                        64,464      548     -    65,012
         -     10,400      -        10,400            Occidental Petroleum Corp (a)                 -    1,068     -     1,068
         -    116,000      -       116,000            PetroChina Co Ltd                             -      129     -       129
                                                                                              143,260    5,432     -   148,692
                                                0.84% Oil Refining & Marketing
   465,768          -      -       465,768            Valero Energy Corp                       30,154        -     -    30,154

                                                0.10% Paper & Related Products
    80,800          -      -        80,800            Tempe-Inland Inc                          3,752        -     -     3,752

                                                0.50% Pharmacy Services
   387,000      3,000      -       390,000            Caremark Rx Inc (b)                      17,628      137     -    17,765

                                                0.79% Pipelines
   149,400          -      -       149,400            Enterprise Products Partners LP (a)       3,696        -     -     3,696
    93,800          -      -        93,800            Kinder Morgan Energy Partners LP (a)      4,355        -     -     4,355
   224,600          -      -       224,600            Kinder Morgan Inc                        19,769        -     -    19,769
         -      6,500      -         6,500            Questar Corp                                  -      520     -       520
                                                                                               27,820      520     -    28,340
                                                0.00% Power Converter & Supply Equipment
         -        999      -           999            Schneider Electric SA                         -      113     -       113

                                                0.01% Printing - Commercial
         -     11,300      -        11,300            RR Donnelley & Sons Co                        -      381     -       381

                                                1.31% Property & Casualty Insurance
         -      4,625      -         4,625            Admiral Group Plc                             -       56     -        56
         -     61,008      -        61,008            Brit Insurance Holdings Plc                   -      107     -       107
         -    142,898      -       142,898            Chaucer Holdings PLC                          -      182     -       182
   276,800      7,452      -       284,252            Chubb Corp                               14,266      384     -    14,650
         -      2,040      -         2,040            Dongbu Insurance Co Ltd                       -       51     -        51
   750,000          -      -       750,000            Fidelity National Financial Inc          31,485        -     -    31,485
         -    146,562      -       146,562            Highway Insurance Holdings PLC                -      236     -       236
         -      5,113      -         5,113            QBE Insurance Group Ltd                       -       87     -        87
         -     20,984      -        20,984            Royal & Sun Alliance Insurance Group          -       53     -        53
                                                                                               45,751    1,156     -    46,907
                                                0.01% Property Trust
         -     37,886      -        37,886            Babcock & Brown Japan Property Trust          -       51     -        51
         -     21,868      -        21,868            Centro Properties Group                       -      108     -       108
         -     27,881      -        27,881            Macquarie Leisure Trust Group                 -       61     -        61
         -     10,668      -        10,668            Stockland                                     -       55     -        55
                                                                                                    -      275     -       275
                                                0.00% Publishing - Periodicals
         -      1,344      -         1,344            Wolters Kluwer NV                             -       35     -        35

                                                0.01% Quarrying
         -      4,800      -         4,800            Vulcan Materials Co                           -      408     -       408

                                                0.00% Real Estate Magagement & Services
         -        504      -           504            Nexity (b)                                    -       35     -        35

                                                0.01% Real Estate Operator & Developer
         -     35,106      -        35,106            FKP Property Group                            -      141     -       141
         -     29,000      -        29,000            New World Development Ltd                     -       52     -        52
                                                                                                    -      193     -       193
                                                4.33% Regional Banks
   901,096     16,800      -       917,896            Bank of America Corp                     44,983      839     -    45,822
   344,300      8,400      -       352,700            PNC Financial Services Group Inc         24,607      600     -    25,207
   176,500          -      -       176,500            SunTrust Banks Inc                       13,649        -     -    13,649
   560,000     29,600      -       589,600            U.S. Bancorp                             17,606      931     -    18,537
   744,000      9,900      -       753,900            Wells Fargo & Co                         51,105      680     -    51,785
                                                                                              151,950    3,050     -   155,000
                                                0.95% REITS - Apartments
   238,500     20,000      -       258,500            Archstone-Smith Trust                    11,658      978     -    12,636
         -      8,400      -         8,400            AvalonBay Communities Inc                     -      905     -       905
   398,000     30,000      -       428,000            Equity Residential (a)                   17,858    1,346     -    19,204
         -     11,200      -        11,200            Mid-America Apartment Communities Inc         -      594     -       594
         -     29,300      -        29,300            United Dominion Realty Trust Inc (a)          -      796     -       796
                                                                                               29,516    4,619     -    34,135
                                                0.44% REITS - Diversified
   131,000          -      -       131,000            Duke Realty Corp (a)                      4,637        -     -     4,637
         -     12,800      -        12,800            Summit Real Estate Investment Trust           -      286     -       286
         -      3,191      -         3,191            Vastned Offices/Industrial                    -      113     -       113
   102,000      9,500      -       111,500            Vornado Realty Trust (a)                  9,755      908     -    10,663
                                                                                               14,392    1,307     -    15,699
                                                0.23% REITS - Healthcare
   275,400          -      -       275,400            Health Care Property Investors Inc(a)     7,551        -     -     7,551
         -     21,400      -        21,400            Ventas Inc (a)                                -      699     -       699
                                                                                                7,551      699     -     8,250
                                                0.59% REITS - Hotels
         -     25,500      -        25,500            Equity Inns Inc                               -      413     -       413
   918,700     36,100      -       954,800            Host Hotels & Resorts Inc (a)            19,311      759     -    20,070
         -     21,600      -        21,600            Sunstone Hotel Investors Inc                  -      621     -       621
                                                                                               19,311    1,793     -    21,104
                                                0.06% REITS - Mortgage
         -     23,800      -        23,800            Arbor Realty Trust Inc                        -      616     -       616
         -     20,000      -        20,000            CapitalSource Inc (a)                         -      470     -       470
         -     41,500      -        41,500            Gramercy Capital Corp/New York                -    1,031     -     1,031
                                                                                                    -    2,117     -     2,117
                                                0.10% REITS - Office Property
         -     24,822      -        24,822            BioMed Realty Trust Inc                       -      687     -       687
         -     12,200      -        12,200            Boston Properties Inc (a)                     -    1,077     -     1,077
         -     18,000      -        18,000            Equity Office Properties Trust                -      581     -       581
         -     13,000      -        13,000            Kilroy Realty Corp (a)                        -      927     -       927
         -      4,400      -         4,400            SL Green Realty Corp                          -      436     -       436
                                                                                                    -    3,708     -     3,708
                                                0.70% REITS - Regional Malls
         -     16,500      -        16,500            CBL & Associates Properties Inc               -      660     -       660
   119,600          -      -       119,600            General Growth Properties Inc             5,615        -     -     5,615
    81,000      6,000      -        87,000            Macerich Co                               5,931      439     -     6,370
   127,100     24,200      -       151,300            Simon Property Group Inc (a)             10,407    1,982     -    12,389
                                                                                               21,953    3,081     -    25,034
                                                0.45% REITS - Shopping Centers
   123,400     17,200      -       140,600            Developers Diversified Realty Corp        6,565      915     -     7,480
   177,100     26,100      -       203,200            Kimco Realty Corp (a)                     6,576      969     -     7,545
         -     12,000      -        12,000            Tanger Factory Outlet Centers Inc             -      393     -       393
         -     13,500      -        13,500            Weingarten Realty Investors                   -      533     -       533
                                                                                               13,141    2,810     -    15,951
                                                0.27% REITS - Storage
   124,100          -      -       124,100            Public Storage Inc (a)                    9,541        -     -     9,541

                                                0.91% REITS - Warehouse & Industrial
   208,100     13,000      -       221,100            AMB Property Corp                        10,403      650     -    11,053
         -      8,700      -         8,700            EastGroup Properties Inc                      -      388     -       388
   421,300          -      -       421,300            ProLogis                                 21,158        -     -    21,158
                                                                                               31,561    1,038     -    32,599
                                                0.00% Rental - Auto & Equipment
         -     13,084      -        13,084            Ashtead Group PLC                             -       56     -        56

                                                0.98% Retail - Apparel & Shoe
 1,351,600          -      -     1,351,600            Gap Inc                                  24,450        -     -    24,450
         -     53,622      -        53,622            Just Group Ltd                                -      128     -       128
   276,300          -      -       276,300            Nordstrom Inc (a)                        10,591        -     -    10,591
         -      1,973      -         1,973            Reitman's Canada Ltd                          -       40     -        40
                                                                                               35,041      168     -    35,209
                                                0.01% Retail - Building Products
         -      5,100      -         5,100            Home Depot Inc                                -      204     -       204

                                                0.00% Retail - Catalog Shopping
         -      8,475      -         8,475            N Brown Group PLC                             -       34     -        34

                                                0.44% Retail - Drug Store
   532,200          -      -       532,200            CVS Corp                                 15,817        -     -    15,817

                                                0.33% Retail - Jewelry
   336,100          -      -       336,100            Tiffany & Co                             11,727        -     -    11,727

                                                0.02% Retail - Major Department Store
         -      9,900      -         9,900            JC Penney Co Inc                              -      648     -       648

                                                0.95% Retail - Restaurants
   961,200     24,445      -       985,645            McDonald's Corp                          33,229      845     -    34,074

                                                0.40% Semiconductor Component - Integrated
                                                      Circuits
         -      2,339      -         2,339            CSR PLC (b)                                   -       52     -        52
   398,200          -      -       398,200            Linear Technology Corp (a)               14,136        -     -    14,136
                                                                                               14,136       52     -    14,188
                                                0.94% Semiconductor Equipment
 1,873,200          -      -     1,873,200            Applied Materials Inc                    33,624        -     -    33,624
         -     30,500      -        30,500            ASM Pacific Technology                        -      178     -       178
                                                                                               33,624      178     -    33,802
                                                0.00% Shipbuilding
         -      1,882      -         1,882            Aker Yards AS                                 -      150     -       150

                                                0.02% Steel - Producers
         -    148,000      -       148,000            Angang New Steel Co Ltd                       -      129     -       129
         -        420      -           420            Boehler-Uddeholm AG                           -       95     -        95
         -      8,600      -         8,600            Rautaruukki OYJ                               -      301     -       301
         -     11,300      -        11,300            Russel Metals                                 -      252     -       252
         -      2,576      -         2,576            Tubos Reunidos SA                             -       43     -        43
                                                                                                    -      820     -       820
                                                0.76% Telecommunication Equipment
   587,000          -      -       587,000            Harris Corp (a)                          27,337        -     -    27,337

                                                5.36% Telephone - Integrated
   957,500          -      -       957,500            Alltel Corp                              61,634        -     -    61,634
 1,606,800     74,773      -     1,681,573            AT&T Inc (a)                             42,114    1,960     -    44,074
   407,400     25,200      -       432,600            BellSouth Corp (a)                       13,762      851     -    14,613
         -     51,900      -        51,900            Citizens Communications Co (a)                -      689     -       689
         -     38,886      -        38,886            Royal KPN NV                                  -      456     -       456
   674,500          -      -       674,500            Sprint Nextel Corp (a)                   16,728        -     -    16,728
 1,596,900     26,814      -     1,623,714            Verizon Communications Inc (a)           52,746      886     -    53,632
                                                                                              186,984    4,842     -   191,826
                                                0.10% Tobacco
         -     22,383      -        22,383            Altria Group Inc                              -    1,638     -     1,638
         -      9,267      -         9,267            British American Tobacco PLC                  -      236     -       236
         -      6,200      -         6,200            Loews Corp - Carolina Group                   -      318     -       318
         -     11,800      -        11,800            Reynolds American Inc (a)                     -    1,293     -     1,293
                                                                                                    -    3,485     -     3,485
                                                0.02% Tools - Hand Held
         -      6,100      -         6,100            Black & Decker Corp                           -      571     -       571

                                                0.02% Transport - Marine
         -      1,600      -         1,600            Brostrom AB                                   -       35     -        35
         -      7,100      -         7,100            General Maritime Corp                         -      236     -       236
         -    161,000      -       161,000            Pacific Basin Shipping Ltd                    -       72     -        72
         -      2,997      -         2,997            Smit Internationale NV                        -      265     -       265
                                                                                                    -      608     -       608
                                                0.95% Transport - Rail
         -      3,900      -         3,900            Burlington Northern Santa Fe Corp             -      310     -       310
         -     11,100      -        11,100            Norfolk Southern Corp                         -      600     -       600
   361,800          -      -       361,800            Union Pacific Corp                       33,000        -     -    33,000
                                                                                               33,000      910     -    33,910
                                                1.20% Transport - Services
   527,700          -      -       527,700            United Parcel Service Inc Class B        42,781        -     -    42,781

                                                0.00% Trucking & Leasing
         -      3,600      -         3,600            Mullen Group Income Fund                      -      110     -       110

                                                0.01% Water
         -     14,373      -        14,373            AWG PLC                                       -      303     -       303

                                                1.00% Wireless Equipment
 1,553,200          -      -     1,553,200            Nokia Oyj ADR                            35,195        -     -    35,195
                                                      TOTAL COMMON STOCKS                   3,307,712   88,028     - 3,395,740

                                                0.49% PREFERRED STOCKS
                                                0.01% Cellular Telecommunications
         -      9,894      -         9,894            US Cellular Corp                              -      255     -       255

                                                0.05% Commercial Banks
         -     35,300      -        35,300            Cobank ACB (c)                                -    1,641     -     1,641
         -     10,500      -        10,500            Royal Bank of Scotland Group PLC -
                                                      Series N                                      -      251     -       251
                                                                                                    -    1,892     -     1,892
                                                0.02% Diversified Financial Services
         -      2,300      -         2,300            Citigroup Capital VII                         -       58     -        58
         -     19,937      -        19,937            Citigroup Capital VIII                        -      498     -       498
                                                                                                    -      556     -       556
                                                0.05% Electric - Integrated
         -     17,400      -        17,400            Alabama Power Co Series II (b)                -      403     -       403
         -      7,556      -         7,556            Consolidated Edison Co of New York            -      190     -       190
         -      9,140      -         9,140            Dte Energy Trust I                            -      230     -       230
         -      2,185      -         2,185            Energy East Capital Trust I                   -       55     -        55
         -     39,580      -        39,580            Entergy Louisiana LLC                         -    1,004     -     1,004
                                                                                                    -    1,882     -     1,882
                                                0.01% Finance - Consumer Loans
         -      2,300      -         2,300            HSBC Finance Corp  6.000%                     -       52     -        52
         -     11,000      -        11,000            HSBC Finance Corp  6.360%                     -      276     -       276
                                                                                                    -      328     -       328
                                                0.02% Finance - Investment Banker & Broker
         -      5,000      -         5,000            JP Morgan Chase Capital X                     -      126     -       126
         -        700      -           700            Merrill Lynch Preferred Capital Trust I       -       18     -        18
         -      6,100      -         6,100            Merrill Lynch Preferred Capital Trust III     -      154     -       154
         -      4,100      -         4,100            Merrill Lynch Preferred Capital Trust IV      -      104     -       104
         -      2,800      -         2,800            Merrill Lynch Preferred Capital Trust V       -       71     -        71
         -      8,000      -         8,000            Morgan Stanley Capital Trust VI               -      194     -       194
         -      2,300      -         2,300            St Paul Capital Trust I                       -       57     -        57
                                                                                                    -      724     -       724
                                                0.03% Finance - Other Services
         -      2,300      -         2,300            ABN AMRO Capital Funding Trust V              -       52     -        52
         -     14,500      -        14,500            ABN AMRO Capital Funding Trust VII            -      336     -       336
         -     25,500      -        25,500            National Rural Utilities Cooperative
                                                      Finance Corp  5.950%                          -      570     -       570
         -      2,400      -         2,400            National Rural Utilities Cooperative
                                                      Finance Corp  6.100%                          -       53     -        53
                                                                                                    -    1,011     -     1,011
                                                0.01% Financial Guarantee Insurance
         -     23,000      -        23,000            Financial Security Assurance Holdings
                                                      Ltd  6.250%                                   -      522     -       522

                                                0.02% Gas - Distribution
         -     25,385      -        25,385            AGL Capital Trust II                          -      633     -       633

                                                0.00% Life & Health Insurance
         -      3,400      -         3,400            PLC Capital Trust IV                          -       85     -        85
         -      1,700      -         1,700            PLC Capital Trust V                           -       39     -        39
                                                                                                    -      124     -       124
                                                0.01% Money Center Banks
         -      8,000      -         8,000            JPMChase Capital XVI                          -      191     -       191

                                                0.01% Mortgage Banks
         -      5,100      -         5,100            Abbey National PLC  7.250%                    -      128     -       128

                                                0.05% Multi-line Insurance
         -     36,000      -        36,000            Aegon NV                                      -      861     -       861
         -      7,100      -         7,100            Hartford Capital III                          -      178     -       178
         -     10,500      -        10,500            Metlife Inc  6.500%                           -      264     -       264
         -     19,200      -        19,200            XL Capital Ltd  8.000%                        -      493     -       493
                                                                                                    -    1,796     -     1,796
                                                0.02% Pipelines
         -     33,457      -        33,457            TransCanada Pipelines Ltd                     -      848     -       848

                                                0.01% Property & Casualty Insurance
         -      8,100      -         8,100            Berkley W R Capital Trust                     -      190     -       190

                                                0.03% Regional Banks
         -      3,500      -         3,500            BAC Capital Trust III                         -       89     -        89
         -      5,000      -         5,000            Fleet Capital Trust VII                       -      126     -       126
         -      4,700      -         4,700            PNC Capital Trust D                           -      107     -       107
         -      1,500      -         1,500            USB Capital V                                 -       38     -        38
         -      6,000      -         6,000            USB Capital VII                               -      134     -       134
         -     26,100      -        26,100            Wells Fargo Capital IV                        -      657     -       657
                                                                                                    -    1,151     -     1,151
                                                0.01% Reinsurance
         -      3,600      -         3,600            Everest Re Capital Trust II                   -       78     -        78
         -      2,600      -         2,600            PartnerRe Ltd - Series C                      -       63     -        63
         -      6,500      -         6,500            PartnerRe Ltd - Series D                      -      150     -       150
                                                                                                    -      291     -       291
                                                0.03% REITS - Diversified
         -     41,547      -        41,547            Duke Realty Corp - Series L                   -      988     -       988
         -      5,500      -         5,500            Vornado Realty Trust - Series H               -      128     -       128
                                                                                                    -    1,116     -     1,116
                                                0.01% REITS - Office Property
         -     12,800      -        12,800            HRPT Properties Trust - Series B              -      327     -       327

                                                0.02% REITS - Shopping Centers
         -     15,000      -        15,000            Federal Realty Investment Trust               -      380     -       380
         -      1,600      -         1,600            Kimco Realty Corp                             -       39     -        39
         -     14,800      -        14,800            Regency Centers Corp  7.25%                   -      371     -       371
                                                                                                    -      790     -       790
                                                0.01% REITS - Single Tenant
         -     21,000      -        21,000            Realty Income Corp                            -      525     -       525

                                                0.02% REITS - Storage
         -     14,500      -        14,500            Public Storage Inc  6.450%; Seriex X          -      325     -       325
         -     19,000      -        19,000            Public Storage Inc  6.750% (a)                -      449     -       449
                                                                                                    -      774     -       774
                                                0.00% REITS - Warehouse & Industrial
         -      2,800      -         2,800            AMB Property Corp; Series M                   -       66     -        66
         -      1,800      -         1,800            First Industrial Realty Trust Inc             -       44     -        44
                                                                                                    -      110     -       110
                                                0.04% Special Purpose Entity
         -      2,500      -         2,500            Corporate-Backed Trust Certificates -
                                                      Series BER                                    -       26     -        26
         -     10,500      -        10,500            Corporate-Backed Trust Certificates -
                                                      Series DCX                                    -      242     -       242
         -      5,800      -         5,800            Corporate-Backed Trust Certificates -
                                                      Series JPM                                    -      145     -       145
         -     11,700      -        11,700            CORTS Trust for Safeco Capital Trust I        -      320     -       320
         -      1,700      -         1,700            CORTS Trust for Southern Co Capital Tr        -       46     -        46
         -      5,200      -         5,200            PreferredPlus Trust GSC-3                     -      112     -       112
         -      6,100      -         6,100            SATURNS - Series BLS                          -      152     -       152
         -      1,400      -         1,400            SATURNS - Series GS4; 6.00%                   -       31     -        31
         -      5,500      -         5,500            SATURNS - Series GS6; 6.00%                   -      122     -       122
         -      2,300      -         2,300            SATURNS - Series JPM                          -       57     -        57
         -      3,000      -         3,000            Trust Certificates Series 2001-3              -       74     -        74
                                                                                                    -    1,327     -     1,327
                                                0.00% Telephone - Integrated
         -      4,200      -         4,200            AT&T Inc                                      -      106     -       106

                                                0.00% Television
         -      3,800      -         3,800            CBS Corp                                      -       92     -        92
                                                      TOTAL PREFERRED STOCKS                        -   17,689     -    17,689


Principal  Principal Principal Principal
 Amount    Amount    Amount    Amount                                                       Value       Value     Value      Value
(000s)      (000s)    (000s)    (000s)                                                      (000s)      (000s)    (000s)     (000s)
                                      0.80% BONDS
                                      0.32% Cable TV
                                            EchoStar Communcations Corp
  11,650        -    -    11,650                 5.75%, 5/15/2008                             11,548          -      -     11,548

                                      0.06% Electric - Integrated
                                            Georgia Power Capital Trust VI
       -      200    -       200                 4.88%, 11/1/2042                                  -        197      -        197
                                            Texas-New Mexico Power Co
   2,000        -    -     2,000                 6.25%, 1/15/2009                              2,018          -      -      2,018
                                                                                               2,018        197      -      2,215
                                      0.01% Finance - Investment Banker & Broker
                                            Merrill Lynch & Co Inc
     500        -    -       500                 6.375%, 10/15/2008                              513          -      -        513

                                      0.04% Medical - Drugs
                                            American Home Products Corp.
   1,250        -    -     1,250                 7.25%, 3/1/2023                               1,362          -      -      1,362

                                      0.01% Mortgage Banks
                                            Reilly Mortgage FHA
     249        -    -       249                 7.43%, 8/1/2022 (e)                             249          -      -        249

                                      0.01% Multi-line Insurance
                                            Allstate Financing II
       -      312    -       312                 7.83%, 12/1/2045                                  -        327      -        327

                                      0.03% Multimedia
                                            Westinghouse Electric Crop.
   1,000        -    -     1,000                 7.875%, 9/1/2023                              1,055          -      -      1,055

                                      0.04% Oil Company - Integrated
                                            Phillips 66 Capital Trust II
       -    1,475    -     1,475                8.00%, 1/15/2037                                   -      1,553      -      1,553

                                      0.04% Pipelines
                                            KN Capital Trust III
       -    1,350    -     1,350                 7.63%, 4/15/2028                                  -      1,404      -      1,404

                                      0.12% Rental - Auto & Equipment
                                            Erac USA Finance Co
   4,000        -    -     4,000                 7.35%, 6/15/2008 (c)                          4,145                 -      4,145

                                      0.12% Telecommunication Services
                                            TELUS Corp
   4,000        -    -     4,000                 8.00%, 6/1/2011                               4,395                 -      4,395
                                            TOTAL BONDS                                       25,285      3,481      -     28,766

                                      1.23% U.S. GOVERNMENT & GOVERNMENT
                                            AGENCY OBLIGATIONS
                                      0.01% Federal Home Loan Mortgage Corporation
                                            (FHLMC)
     211        -    -       211                 6.50%, 9/1/2030                                 215          -      -        215
     103        -    -       103                 7.00%, 9/1/2030                                 106          -      -        106
                                                                                                 321          -      -        321
                                      1.22% U.S. Treasury
  30,000        -    -    30,000                 3.00%, 12/31/2006                            29,621          -      -     29,621
  15,000        -    -    15,000                 4.25%, 11/15/2014                            14,184          -      -     14,184
                                                                                              43,805          -      -     43,805
                                            TOTAL U.S. GOVERNMENT & GOVERNMENT
                                            AGENCY OBLIGATIONS                                44,126          -      -     44,126

                                      0.37% MONEY MARKET FUNDS (12.10%)
       -   13,299    -    13,299            BNY Institutional Cash Reserve Fund (d)                -     13,299      -     13,299
                                            TOTAL MONEY MARKET FUNDS                               -     13,299      -     13,299

                                      5.61% SHORT TERM INVESTMENTS
 200,715        -    -   200,715            Mellon GSL DBT II Collateral Fund (d)            200,715                 -    200,715
                                            TOTAL SHORT TERM INVESTMENTS                     200,715          -      -    200,715

                                      2.22% REPURCHASE AGREEMENTS
  79,492        -    -    79,492            Agreement with Credit Suissse First Boston
                                            Corp, 4.66% dated 4/28/2006, to be
                                            repurchased at $79,523 on 5/1/2006
                                            (collateralized by U.S. Treasury obligations,
                                            having various interest rates and maturities,
                                            market value $81,182)
                                            TOTAL REPURCHASE AGREEMENTS                       79,492          -      -     79,492
                                    105.62% Total Investments                              3,657,330    122,497      -  3,779,827
                                     -5.62% Liabilities in Excess of Other Assets, Net      (188,418)   (12,624)     -   (201,042)
                                    100.00% TOTAL NET ASSETS                               3,468,912    109,873      -  3,578,785


(a) Security or portion of the security was on loan at the end of the period

(b) Non-Income Producing Security

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionss exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are considered illiquid. At the end of the period, the value of these securites totaled $19,715 (in thousands) or 0.55% of net assets

(d) Security was purchased with the cash proceeds from secuirties loans

(e) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $249 (in thousands) or 0.01% of net assets.

(f) Foreign shares

                                            Unrealized Appreciation (Depreciation)
                                            Unrealized Appreciation                           592,119     12,400     -    604,519
                                            Unrealized Depreciation                           (17,229)    (2,341)    -    (19,570)
                                            Net Unrealized Appreciation (Depreciation)        574,890     10,059     -    584,949
                                            Cost for federal income tax purposes            3,082,440    112,438     -  3,194,878

As of April 30, 2006, all securities held by the Acquired Funds would comply with the investment restrictions of the Acquiring Fund.

Schedule of Investments
April 30, 2006 (unaudited)

WM Tax-      PIF Tax-   PIF Tax-                                                            WM Tax-     PIF Tax-   PIF Tax-
Exempt       Exempt     Exempt                                                              Exempt      Exempt     Exempt
Bond         Bond       Bond                                                                Bond        Bond       Bond
Fund         Fund       Fund I    Combined                                                  Fund        Fund       Fund I   Combined
Principal    Principal  Principal Principal
Amount       Amount     Amount    Amount                                                    Value       Value      Value     Value
(000s)       (000s)     (000s)    (000s)                                                    (000s)      (000s)     (000s)    (000s)
                                              97.30% TAX-EXEMPT BONDS
                                               0.28% Alabama
                                                     Birmingham Baptist Medical Center,
                                                     Special Care Facilities Financing
                                                     Authority
      1,000                            1,000              5.00%, 11/15/2030                      976        0           0       976
                      -         -

                                               2.98% Alaska
                                                     Alaska Housing Finance Corp FGIC
                  1,000                1,000              5.25%, 12/ 1/2034                        0     1047           0      1047
          -                     -
      1,000                            1,000              5.25%, 12/1/2041                      1041        0           0      1041
                      -         -
                                                     City of Anchorage AK
      2,000                            2,000              6.375% 1/1/2020                       2186        0           0      2186
                      -         -
                                                     City of Anchorage AK MBIA
      1,235                            1,235              6.50%, 12/1/2013                      1430        0           0      1430
                      -         -
                                                     State of Alaska AMBAC
      4,500                            4,500              5.25%, 10/1/2027                      4849        0           0      4849
                      -         -
                                                                                                9506     1047           0     10553
                                               2.03% Arizona
                                                     Arizona State University/AZ AMBAC
                  1,500                1,500              5.25%, 9/ 1/2024                         0     1587           0      1587
          -                     -
                                                     Arizona Tourism & Sports Authority MBIA
      2,000                            2,000              5.375%, 7/1/2019                      2143        0           0      2143
                      -         -
                                                     Maricopa County AZ
      1,000                            1,000              5.00%, 4/1/2035                        992        0           0       992
                      -         -
                                                     University Medical Center Corp/AZ
                  1,000                1,000              5.00%, 7/ 1/2022                         0     1008           0      1008
          -                     -
      1,500                            1,500              5.00%, 7/1/2035                       1481        0           0      1481
                      -         -
                                                                                                4616     2595           0      7211
                                               0.29% Arkansas
                                                     University of Arkansas FGIC
                  1,000                1,000              5.00%, 3/ 1/2021                         0     1048           0      1048
          -                     -

                                              11.45% California
                                                     Amador Water Agency/CA MBIA
                  3,505                3,505              5.00%, 6/ 1/2027                         0     3623           0      3623
          -                     -
                                                     California County TOB Securitization
                                                       Agency
      1,000                            1,000              5.125%, 6/1/2038                       975        0           0       975
                      -         -
                                                     California Educational Facilities
                                                     Authority
      1,000                            1,000              5.00%, 9/1/2033                       1027        0           0      1027
                      -         -
                                                     California Health Facilities Financing
                                                     Authority/CA
      2,000                            2,000              5.00%, 11/15/2034                     2014        0           0      2014
                      -         -
                                                     California Pollution Control Financing
                                                     AMBAC
                  1,750                1,750              3.13%, 1/ 1/2022                         0     1750           0      1750
          -                     -
                                                     California State Department of Water
                                                     Resources MBIA-IBC
      3,000                            3,000              6.466%, 5/1/2011 (a)(b)               3532        0           0      3532
                      -         -
                                                     California Statewide Communities
                                                     Development Authority
                  1,000                1,000              3.85%, 11/ 1/2029                        0      974           0       974
          -                     -
      1,000                            1,000              5.00%, 3/1/2035                       1003        0           0      1003
                      -         -
                                                     Clovis Public Financing Authority MBIA
                  2,000                2,000              5.25%, 8/ 1/2030                         0     2114           0      2114
          -                     -
                                                     East Side Union High School District -
                                                     Santa Clara County MBIA
                  1,000                1,000              5.10%, 2/ 1/2019                         0     1074           0      1074
          -                     -
                                                     Foothill Eastern Transportation
                                                     Corridor Agency/CA MBIA
      2,000                            2,000              0.00%, 1/15/2018 (c)                  1100        0           0      1100
                      -         -
                                                     Fremont Unified School District/Alameda
                                                     County CA FGIC
      1,000                            1,000              5.00%, 8/1/2025                       1033        0           0      1033
                      -         -
                                                     Golden State Tobacco Securitization
                                                     Corp FGIC
                    500                  500              5.50%, 6/ 1/2043                         0      546           0       546
                                -
                                                     Jurupa Unified School District FGIC
      2,700                            2,700              5.125%, 8/1/2022                      2842        0           0      2842
                      -         -
                                                     Los Angeles County Public Works
                                                     Financing MBIA
                  1,000                1,000              5.00%, 12/ 1/2027                        0     1032           0      1032
          -                     -
                                                     Placentia-Yorba Linda Unified School
                                                     District FGIC
                  2,925                2,925              5.00%, 10/ 1/2023                        0     3041           0      3041
          -                     -
                  2,000                2,000              5.00%, 10/ 1/2030                        0     2057           0      2057
          -                     -
                                                     San Diego Redevelopment Agency/CA XLCA
                  1,775                1,775              5.00%, 9/ 1/2023                         0     1832           0      1832
          -                     -
                                                     San Francisco City & County
                                                     International Airports Commission FGIC
      2,000                            2,000              5.125%, 5/1/2020                      2090        0           0      2090
                      -         -
                                                     San Joaquin Hills Transportation
                                                     Corridor Agency MBIA
      7,000                            7,000              0.00%, 1/15/2034 (c)                  1767        0           0      1767
                      -         -
                                                     State of California
                  2,000                2,000              5.25%, 11/ 1/2025                        0     2101           0      2101
          -                     -
                  2,000                2,000              5.50%, 4/ 1/2028                         0     2165           0      2165
          -                     -
                                                     Tobacco Securitization Authority of
                                                     Northern California/CA
      1,000                            1,000              5.375%, 6/1/2038                      1007        0           0      1007
                      -         -
                                                                                               18390    22309           0     40699
                                               1.82% Colorado
                                                     Colorado Health Facilities Authority
      1,250                            1,250              5.00%, 12/1/2035                      1221        0           0      1221
                      -         -
                                                     Denver City & County CO
                    555                  555              4.75%, 9/ 1/2020                         0      536           0       536
          -                     -
                                                     Fort Collins CO AMBAC
                  2,275                2,275              5.38%, 6/ 1/2023                         0     2431           0      2431
          -                     -
                                                     Lakewood CO AMBAC
      1,650                            1,650              5.35%, 12/1/2017                      1760        0           0      1760
                      -         -
                                                     Park Creek Metropolitan District/CO
        500                              500              5.50%, 12/1/2030                       512        0           0       512
                      -         -
                                                                                                3493     2967           0      6460
                                               1.34% Connecticut
                                                     Connecticut State Development Authority
                  3,000                3,000              5.95%, 9/ 1/2028                         0     3139           0      3139
          -                     -
                                                     State of Connecticut ACA
      1,500                            1,500              6.60%, 7/1/2024                       1637        0           0      1637
                      -         -
                                                                                                1637     3139           0      4776
                                               0.16% District of Columbia
                                                     District of Columbia, Water & Sewer
                                                     Authority FSA
        500                              500              5.50%, 10/1/2017                       557        0           0       557
                      -         -

                                               5.31% Florida
                                                     Bay Laurel Center Community Development
                                                     District
        500                              500              5.45%, 5/1/2037 (d)                    500        0           0       500
                      -         -
                                                     City of Gainesville FL
                    270                  270              5.20%, 10/ 1/2026                        0      277           0       277
          -                     -
                                                     County of Orange FL AMBAC
                  3,000                3,000              5.50%, 10/ 1/2032                        0     3201           0      3201
          -                     -
                                                     Escambia County Health Facilities
                                                     Authority AMBAC
        110                              110              5.95%, 7/1/2020                        116        0           0       116
                      -         -
                                                     Escambia County Utilities Authority
                                                     FGIC
        650                              650              5.25%, 1/1/2029                        674        0           0       674
                      -         -
                                                     Florida Housing Finance Agency AMBAC
        900                              900              6.50%, 7/1/2036                        920        0           0       920
                      -         -
                                                     Florida State Board of Education FGIC
        800                              800              5.25%, 7/1/2017                        843        0           0       843
                      -         -
                                                     Hillsborough County Port District MBIA
      1,000                            1,000              5.375%, 6/1/2027                      1049        0           0      1049
                      -         -
                                                     Manatee County Housing Finance
                                                     Authority GNMA/FNMA
         65                                               6.875%, 11/1/2026                       68        0           0        68
                      -         -         65
                                                     Orange County Housing Finance Authority
        500                              500              7.00%, 10/1/2025 (b)                   535        0           0       535
                      -         -
                                                     Orange County School Board MBIA
                    310                  310              5.38%, 8/ 1/2022                         0      319           0       319
          -                     -
                                                     Orlando Utilities Commission
      5,000                            5,000              6.00%, 10/1/2020                      5456        0           0      5456
                      -         -
                                                     Osceola County School Board AMBAC
      1,300                            1,300              5.125%, 6/1/2022                      1360        0           0      1360
                      -         -
                                                     South Broward Hospital District/FL MBIA
                  2,000                2,000              5.00%, 5/ 1/2021                         0     2093           0      2093
          -                     -
                                                     West Villages Improvement District
                    160                  160              5.50%, 5/ 1/2037                         0      160           0       160
          -                     -
                                                     University of Central Florida Athletics
                                                     Association Inc FGIC
      1,275                            1,275              5.00%, 10/01/2035                     1309        0           0      1309
                      -         -
                                                                                               12830     6050           0     18880
                                               3.60% Georgia
                                                     State of Georgia
      5,000                            5,000              6.30%, 3/1/2009                       5349        0           0      5349
                      -         -
                                                     Monroe County Development Authority/GA
                                                     MBIA-IBC
      2,500                            2,500              6.70%, 1/1/2009                       2684        0           0      2684
                      -         -
      3,410                            3,410              6.75%, 1/1/2010                       3750        0           0      3750
                      -         -
                                                     Richmond County Development Authority
                  1,000                1,000              5.00%, 2/ 1/2020                         0     1006           0      1006
          -                     -
                                                                                               11783     1006           0     12789
                                               0.62% Hawaii
                                                     City & County of Honolulu HI
      1,270                            1,270              6.00%, 1/1/2012                       1402        0           0      1402
                      -         -
        730                              730              6.00%, 1/1/2012                        810        0           0       810
                      -         -
                                                                                                2212        0           0      2212
                                               1.42% Idaho
                                                     Idaho Health Facilities Authority/ID
      2,000                            2,000              6.65%, 2/15/2021 (a)(b)               2503        0           0      2503
                      -         -
                  2,000                2,000              5.25%, 9/ 1/2025                         0     2095           0      2095
          -                     -
                                                     Idaho Housing & Finance Association/ID
                    440                  440              5.90%, 1/ 1/2015                         0      445           0       445
          -                     -
                                                                                                2503     2540           0      5043
                                               8.13% Illinois
                                                     Chicago Board of Education/IL MBIA
                  1,290                1,290              6.00%, 12/ 1/2018                        0     1455           0      1455
          -                     -
                  1,270                1,270              5.50%, 12/ 1/2021                        0     1384           0      1384
          -                     -
                  1,540                1,540              6.00%, 12/ 1/2021                        0     1730           0      1730
          -                     -
                                                     Chicago, O'Hare International
                                                     Airport/IL
      1,000                            1,000              6.586%, 1/1/2023 (a)(b)               1129        0           0      1129
                      -         -
      1,125                            1,125              6.586, 1/1/2024 (a)(b)                1267        0           0      1267
                      -         -
      5,000                            5,000              7.55%, 1/1/2020 (a)(b)                5888        0           0      5888
                      -         -
        965                              965              5.50%, 1/1/2017                       1027        0           0      1027
                      -         -
                                                     City of Chicago IL
                    825                  825              6.30%, 9/ 1/2029                         0      838           0       838
          -                     -
                                                     City of Yorkville IL
        500                              500              6.00%, 3/1/2036                        498        0           0       498
                      -         -
                                                     County of Cook IL MBIA
                  2,000                2,000              5.25%, 11/15/2028                        0     2117           0      2117
          -                     -
                                                     Illinois Finance Authority
                  1,500                1,500              5.25%, 11/15/2023                        0     1528           0      1528
          -                     -
        500                              500              6.00%, 5/15/2025                       517        0           0       517
                      -         -
        500                              500              5.625, 2/15/2037                       505        0           0       505
                      -         -
                                                     Illinois Finance Authority Multi-Family
                                                     Revenue
                    160                  160              6.50%, 12/ 1/2037                        0      159           0       159
          -                     -
                                                     Illinois Health Facilities Authority
                    320                  320              5.25%, 8/15/2008                         0      333           0       333
          -                     -
                    145                  145              7.00%, 2/15/2009                         0      153           0       153
          -                     -
                  1,500                1,500              6.00%, 7/ 1/2017                         0     1605           0      1605
          -                     -
                    720                  720               7.00%, 2/15/2018                        0      849           0       849
          -                     -
                                                     Metropolitan Pier & Exposition
                                                     Authority/IL FGIC
      5,055                            5,055              0.00%, 6/15/2009 (c)                  4482        0           0      4482
                      -         -
                                                     Village of Bolingbrook IL
        500                              500              0.00%, 1/1/2024 (c)                    455        0           0       455
                      -         -
                                                     Village of Pingree Grove
        800                              800              5.25%, 3/1/2015                        805        0           0       805
                      -         -
                                                     Yorkville IL United City Special
                                                     Services Area Special Tax
                    160                  160              6.00%, 3/ 1/2036                         0      159           0       159
          -                     -
                                                                                               16573    12310           0     28883
                                               2.94% Indiana
                                                     County of St Joseph IN
        230                              230              6.00%, 5/15/2026                       240        0           0       240
                      -         -
                    100                  100              6.00%, 5/15/2038                         0      103           0       103
          -                     -
                                                     Hendricks County Building Facilities Co
                  2,500                2,500              5.50%, 7/15/2020                         0     2702           0      2702
          -                     -
                                                     Indiana Housing Finance Authority
                    895                  895              3.60%, 1/ 1/2032                         0      882           0       882
          -                     -
                                                     Indiana Municipal Power Agency/IN MBIA
      6,000                            6,000              6.125%, 1/1/2013                      6520        0           0      6520
                      -         -
                                                                                                6760     3687           0     10447
                                               1.79% Iowa
                                                     Chillicothe IA
                  1,100                1,100              3.60%, 11/ 1/2023                        0     1079           0      1079
          -                     -
                                                     Eddyville IA
                  1,000                1,000              5.63%, 12/ 1/2013                        0     1002           0      1002
          -                     -
                                                     Iowa Higher Education Loan Authority/IA
                  2,235                2,235              5.50%, 10/ 1/2031                        0     2290           0      2290
          -                     -
                                                     Lansing IA
                  1,000                1,000              3.60%, 11/ 1/2008                        0      970           0       970
          -                     -
                                                     Tobacco Settlement Authority Iowa/IA
      1,000                            1,000              5.50%, 6/1/2042                       1009        0           0      1009
                      -         -
                                                                                                1009     5341           0      6350
                                               2.23% Kansas
                                                     City of Topeka KS XLCA
                  5,490                5,490              5.25%, 8/ 1/2035                         0     5835           0      5835
          -                     -
                                                     Sedgwick & Shawnee Counties KS
                  1,955                1,955              5.65%, 6/ 1/2037                         0     2080           0      2080
          -                     -
                                                                                                   0     7915           0      7915
                                               0.80% Kentucky
                                                     Adair County School District Finance Co
                  2,745                2,745              5.10%, 9/ 1/2020                         0     2861           0      2861
          -                     -

                                               2.18% Louisiana
                                                     Ernest N Morial-New Orleans Exhibit
                                                     Hall Authority/LA AMBAC
      2,000                            2,000              5.00%, 7/15/2033                      2021        0           0      2021
                      -         -
                                                     Lafayette LA MBIA
      2,680                            2,680              5.25%, 11/1/2023                      2847        0           0      2847
                      -         -
                                                     Louisiana Public Facilities Authoriy
      1,500                            1,500              0.00%, 12/1/2019 (c)                   800        0           0       800
                      -         -
                                                     Louisiana State Citizens Property
                                                     Insurance AMBAC
                  2,000                2,000              5.00%, 6/ 1/2022                         0     2080           0      2080
          -                     -
                                                                                                5668     2080           0      7748
                                               1.08% Maryland
                                                     City of Baltimore MD
      2,000                            2,000              6.50%, 10/1/2011                      2091        0           0      2091
                      -         -
                                                     County of Prince Georges MD
        500                              500              5.20%, 7/1/2034                        502        0           0       502
                      -         -
                                                     Maryland State Economic Development
                                                     Corp
      1,150                            1,150              5.625%, 6/1/2035                      1257        0           0      1257
                      -         -
                                                                                                3850        0           0      3850
                                               1.46% Massachusetts
                                                     Massachusetts Bay Transportation
                                                     Authority
      2,000                            2,000              5.00%, 7/1/2035                       2048        0           0      2048
                      -         -
                                                     Massachusetts State Development
                                                     Finance Agency
      1,000                            1,000              6.375%, 7/1/2029                      1007        0           0      1007
                      -         -
                                                     Massachusetts State Health &
                                                     Educational Facilities Authority
      1,000                            1,000              6.00%, 7/1/2031                       1056        0           0      1056
                      -         -
      1,100                            1,100              5.00%, 7/1/2033                       1091        0           0      1091
                      -         -
                                                                                                5202        0           0      5202
                                               3.74% Michigan
                                                     Kent Hospital Finance Authority/MI
      1,000                            1,000              5.25%, 7/1/2030                        995        0           0       995
                      -         -
                                                     Michigan State Hospital Finance
                                                     Authority
                  1,275                1,275              6.00%, 12/ 1/2013                        0     1390           0      1390
          -                     -
                    160                  160              5.25%, 8/15/2023                         0      152           0       152
          -                     -
                                                     Michigan State Housing Development
                                                     Authority MBIA
                  2,290                2,290              5.13%, 6/ 1/2011                         0     2341           0      2341
          -                     -
                                                     Michigan State Trunk Line/MI FSA
                  1,000                1,000              5.25%, 10/ 1/2021                        0     1059           0      1059
          -                     -
                                                     Michigan State Strategic Fund
                  2,000                2,000              5.45%, 9/ 1/2029                         0     2045           0      2045
          -                     -
                                                     Michigan State Strategic Fund XLCA
      1,000                            1,000              5.45%, 12/15/2032                     1048        0           0      1048
                      -         -
                                                     Midland County Economic Development
                                                     Corp
                    160                  160              6.88%, 7/23/2009                         0      160           0       160
          -                     -
                                                     Saginaw Hospital Finance Authority/MI
                                                     Covenant Medical Center
                  2,050                2,050              6.50%, 7/ 1/2030                         0     2235           0      2235
          -                     -
                                                     Summit Academy North
                    160                  160              5.00%, 11/ 1/2015                        0      154           0       154
          -                     -
                                                     Walled Lake Consolidated School
                                                     District MBIA
                  1,625                1,625              5.25%, 5/ 1/2022                         0     1729           0      1729
          -                     -
                                                                                                2043    11265           0     13308
                                               0.64% Minnesota
                                                     Minnesota State Municipal Power Agency
                  1,000                1,000              5.25%, 10/ 1/2021                        0     1056           0      1056
          -                     -
                                                     St. Paul Housing & Redevelopment
                                                     Authority/MN
      1,000                            1,000              6.00%, 11/15/2030                     1072        0           0      1072
                      -         -
                                                     St Paul Port Authority Tax
                    160                  160              6.00%, 3/ 1/2030 (d)                     0      160           0       160
          -                     -
                                                                                                1072     1216           0      2288
                                               0.34% Mississippi
                                                     Biloxi Housing Authority/MS
                    150                  150              6.25%, 9/ 1/2031                         0      154           0       154
          -                     -
                                                     State of Mississippi FSA
                    480                  480              5.75%, 12/ 1/2013                        0      507           0       507
          -                     -
                    505                  505              5.75%, 12/ 1/2014                        0      532           0       532
          -                     -
                                                                                                   0     1193           0      1193
                                               1.88% Missouri
                                                     Cape Girardeau County Industrial
                                                     Development Authority/MO
      1,000                            1,000              5.625, 6/1/2027                       1024        0           0      1024
                      -         -
                                                     Cape Girardeau County Building
                                                     Corp/MO MBIA
                  1,000                1,000              5.25%, 3/ 1/2026                         0     1068           0      1068
          -                     -
                                                     Carthage MO
                    160                  160              5.88%, 4/ 1/2030                         0      160           0       160
          -                     -
        750                              750              6.00%, 4/1/2038                        749        0           0       749
                      -         -
                                                     City of Fenton MO
        575                              575              7.00%, 10/1/2021                       657        0           0       657
                      -         -
                                                     Missouri Housing Development Commission
                    720                  720              5.05%, 9/ 1/2024                         0      729           0       729
          -                     -
                                                     Missouri State Health & Education
                                                     Facilities Authority MO
      1,000                            1,000              5.00%, 11/1/2018                      1042        0           0      1042
                      -         -
                  1,200                1,200              5.00%, 5/15/2020                         0     1239           0      1239
          -                     -
                                                                                                3472     3196           0      6668
                                               0.28% Montana
                                                     City of Forsyth MT
      1,000                            1,000              4.65%, 8/1/2023 (d)                   1003        0           0      1003
                      -         -

                                               0.61% Nebraska
                                                     Omaha Public Power District
      2,000                            2,000              6.15%, 2/1/2012                       2179        0           0      2179
                      -         -

                                               0.63% Nevada
                                                     County of Clark NV
                    160                  160              5.90%, 11/ 1/2032                        0      160           0       160
          -                     -
                                                     County of Clark NV FGIC
      1,000                            1,000              5.00%, 7/1/2036                       1020        0           0      1020
                      -         -
                                                     Reno NV AMBAC
      1,000                            1,000              5.125%, 6/1/2037                      1067        0           0      1067
                      -         -
                                                                                                2087      160           0      2247
                                               0.60% New Hampshire
                                                     New Hampshire Health & Education
                                                     Facility FSA
                  2,000                2,000              5.50%, 8/ 1/2027                         0     2145           0      2145
          -                     -

                                               3.66% New Jersey
                                                     Bergen County Improvement Authority
      2,000                            2,000              5.00%, 4/1/2032                       2076        0           0      2076
                      -         -
                                                     New Jersey Economic Development
                                                     Authority
                    500                  500              5.63%, 6/15/2019                         0      524           0       524
          -                     -
                  2,000                2,000              5.25%, 3/ 1/2024                         0     2116           0      2116
          -                     -
                    160                  160              5.13%, 7/ 1/2025                         0      151           0       151
          -                     -
      1,000                            1,000              5.75%, 4/1/2031                       1086        0           0      1086
                      -         -
      1,000                            1,000              5.50%, 6/15/2031                      1037        0           0      1037
                      -         -
                                                     New Jersey Economic Development
                                                     Authority FGIC
                    525                  525              5.00%, 6/15/2011                         0      551           0       551
          -                     -
                                                     New Jersey State Educational
                                                     Facilities Authority/NJ AMBAC
      1,340                            1,340              5.25%, 9/1/2020                       1425        0           0      1425
                      -         -
                                                     New Jersey State Turnpike Authority
                                                     AMBAC
      2,000                            2,000              5.00%, 1/1/2035                       2047        0           0      2047
                      -         -
                                                     New Jersey State Turnpike Authority
                                                     FGIC
                  2,000                2,000              3.76%, 1/ 1/2018 (a)                     0     2001           0      2001
          -                     -
                                                                                                7671     5343           0     13014
                                               6.06% New York
                                                     City of New York NY
                    750                  750              6.25%, 8/ 1/2008                         0      765           0       765
          -                     -
                  3,000                3,000              5.00%, 8/ 1/2025                         0     3086           0      3086
          -                     -
                                                     Metropolitan Transportation Authority
      1,265                            1,265              4.75%, 7/1/2019                       1327        0           0      1327
                      -         -
                                                     Metropolitan Transportation Authority
                                                     FGIC
      1,500                            1,500              5.25%, 11/15/2031                     1580        0           0      1580
                      -         -
                                                     Nassau County Tobacco Settlement
                                                     Corporation
        500                              500              5.00%, 6/1/2035                        485        0           0       485
                      -         -
        500                              500              5.125%, 6/1/2046                       486        0           0       486
                      -         -
                                                     New York City Industrial Development
                                                     Agency
      1,000                            1,000              6.25%, 3/1/2015                       1050        0           0      1050
                      -         -
        800                              800              7.625%, 8/1/2025                       877        0           0       877
                      -         -
                                                     New York City Municipal Water Finance
                                                     Authority MBIA
      2,500                            2,500              6.005%, 6/15/2027 (a)(b)              2691        0           0      2691
                      -         -
                                                     New York State Mortgage Agency
        525                              525               5.65, 4/1/2030                        529        0           0       529
                      -         -
                                                     New York State Dormitory Authority
      1,000                            1,000              5.50%, 7/1/2026                       1011        0           0      1011
                      -         -
                    160                  160              5.50%, 7/ 1/2030                         0      156           0       156
          -                     -
                                                     New York State Dormitory Authority MBIA
      1,000                            1,000              6.00%, 5/15/2016                      1094        0           0      1094
                      -         -
                  1,500                1,500              5.25%, 10/ 1/2023                        0     1591           0      1591
          -                     -
                                                     New York State Housing Finance
                                                     Agency AMT
        415                              415              6.625%, 8/15/2012                      416        0           0       416
                      -         -
                                                     State of New York GO
      1,000                            1,000              5.75%, 3/15/2013                      1081        0           0      1081
                      -         -
                                                     Tobacco Settlement Financing
                                                     Authority AMBAC
                  2,200                2,200              5.25%, 6/ 1/2021                         0     2324           0      2324
          -                     -
                                                     TSASC Inc/NY
      1,000                            1,000              5.125%, 6/1/2042                       976        0           0       976
                      -         -
                                                                                               13603     7922           0     21525
                                               1.18% North Carolina
                                                     City of Charlotte NC
      1,000                            1,000              5.50%, 8/1/2019                       1076        0           0      1076
                      -         -
                                                     Fayetteville Public Works
                                                     Commission/NC FSA
                  1,000                1,000              3.79%, 3/ 1/2024 (a)                     0     1000           0      1000
          -                     -
                                                     North Carolina Municipal Power
                                                     Agency No 1 Catawba/NC MBIA
      2,000                            2,000              5.25%, 1/1/2018                       2118        0           0      2118
                      -         -
                                                                                                3194     1000           0      4194
                                               1.48% Ohio
                                                     Adams County Hospital
      1,000                            1,000              6.25%, 9/1/2020                       1006        0           0      1006
                      -         -
                                                     County of Cuyahoga OH
      1,000                            1,000              7.50%, 1/1/2030                       1102        0           0      1102
                      -         -
                                                     Ohio State Turnpike Commission
                  2,000                2,000              5.50%, 2/15/2026                         0     2122           0      2122
          -                     -
                                                     Ohio State University
      1,000                            1,000              5.125%, 12/1/2031                     1032        0           0      1032
                      -         -
                                                                                                3140     2122           0      5262
                                               0.07% Oklahoma
                                                     Oklahoma Housing Finance Authority GNMA
        230                              230              7.997%, 8/1/2018                       243        0           0       243
                      -         -

                                               1.43% Oregon
                                                     City of Portland OR AMBAC
      1,000                            1,000              5.75%, 6/15/2016                      1082        0           0      1082
                      -         -
                                                     City of Portland OR FSA
      2,000                            2,000              5.25%, 6/1/2020                       2122        0           0      2122
                      -         -
                                                     Oregon Health Sciences University MBIA
      1,000                            1,000              5.25%, 7/1/2022                       1059        0           0      1059
                      -         -
                                                     Oregon State Housing & Community
                                                     Service
                    790                  790              5.65%, 7/ 1/2028                         0      802           0       802
          -                     -
                                                                                                4263      802           0      5065
                                               4.08% Pennsylvania
                                                     Central Dauphin School District MBIA
                  1,000                1,000              6.75%, 2/ 1/2024 (d)                     0     1205           0      1205
          -                     -
                                                     City of Philadelphia PA FSA
      2,405                            2,405              6.62%, 7/1/2011 (a)(b)                2695        0           0      2695
                      -         -
      2,500                            2,500              5.25%, 7/1/2029                       2607        0           0      2607
                      -         -
                                                     Fulton County Industustial Development
                                                     Authority Hospital Revenue
                    160                  160              5.90%, 7/ 1/2040                         0      160           0       160
          -                     -
                                                     Pennsylvania Economic Development
                                                     Financing
                  1,000                1,000              5.10%, 10/ 1/2027                        0      999           0       999
          -                     -
                                                     Pennsylvania State University
                  1,000                1,000              5.00%, 9/ 1/2029                         0     1032           0      1032
          -                     -
                                                     Philadelphia Authority for Industrial
                                                     Development
                    160                  160              6.25%, 5/ 1/2033                         0      159           0       159
          -                     -
                                                     Philadelphia Parking Authority AMBAC
        820                              820              5.25%, 2/15/2029                       849        0           0       849
                      -         -
                                                     Philadelphia Redevelopment Authority
                                                     FGIC
      1,000                            1,000              5.50%, 4/15/2017                      1072        0           0      1072
                      -         -
                                                     Westmoreland County Municipal
                                                     Authority FSA
                  3,490                3,490              5.25%, 8/15/2027                               3717           0      3717
          -                     -
                                                                                                7223     7272           0     14495
                                               0.30% Puerto Rico
                                                     Puerto Rico Municipal Finance Agency
                                                     FSA
      1,000                            1,000              5.25%, 8/1/2021                       1064        0           0      1064
                      -         -

                                               1.22% South Carolina
                                                     Lexington One School Facilities Corp
                  1,000                1,000              5.25%, 12/ 1/2029                        0     1033           0      1033
          -                     -
                                                     South Carolina Jobs-Economic
                                                     Development Authority AMBAC
      1,000                            1,000              5.20%, 11/1/2027                      1053        0           0      1053
                      -         -
                                                     South Carolina Jobs-Economic
                                                     Development CIFG
                  2,200                2,200              5.00%, 11/ 1/2030                        0     2247           0      2247
          -                     -
                                                                                                1053     3280           0      4333
                                               0.36% South Dakota
                                                     South Dakota Health & Educational
                                                     Facilities Authority/SD
      1,250                            1,250              5.25%, 11/1/2034                      1283        0           0      1283
                      -         -

                                               0.95% Tennessee
                                                     Chattanooga Health Educational &
                                                     Housing Facility Board/TN
        590                              590              5.50%, 10/1/2020                       591        0           0       591
                      -         -
                                                     Johnson City Health & Educational
                                                     Facilities Board
      1,000                            1,000              7.50%, 7/1/2033                       1157        0           0      1157
                      -         -
        500                              500              5.50%, 7/1/2036                        518        0           0       518
                      -         -
                                                     Shelby County Health Educational &
                                                     Housing Facilities Board
        500                              500              5.625%, 9/1/2026                       496        0           0       496
                      -         -
                                                     Tennessee Housing Development
                                                     Agency/TN AMT
        625                              625              5.70%, 7/1/2031                        627        0           0       627
                      -         -
                                                                                                3389        0           0      3389
                                               7.11% Texas
                                                     Alliance Airport Authority/TX
        500         500                1,000              4.85%, 4/ 1/2021 (d)                   496      494           0       990
                                -
                                                     Brazos River Authority AMBAC
                  2,000                2,000              5.13%, 5/ 1/2019                         0     2069           0      2069
          -                     -
                                                     City of San Antonio TX FSA
                  2,090                2,090              5.50%, 5/15/2017                         0     2243           0      2243
          -                     -
                                                     City of Houston TX AMBAC
      1,000                            1,000              5.75%, 9/1/2015                       1087        0           0      1087
                      -         -
                                                     City of Houston TX FSA
         85                                               5.75%, 3/1/2015                         91        0           0        91
                      -         -         85
                                                     Dallas-Fort Worth International
                                                     Airport Board
      1,500                            1,500              5.50%, 11/1/2031                      1569        0           0      1569
                      -         -
                                                     Dallas-Fort Worth International
                                                     Airport XLCA
                  2,000                2,000              5.00%, 11/ 1/2012                        0     2059           0      2059
          -                     -
                                                     Harris County-Houston Sports
                                                     Authority MBIA
      2,000                            2,000              5.25%, 11/15/2040                     2070        0           0      2070
                      -         -
                                                     Lower Colorado River Authority FGIC
      1,000                            1,000              5.00%, 5/15/2033                      1014        0           0      1014
                      -         -
                                                     Metro Health Facilities Development
                                                     Corp/TX
      1,100                            1,100              7.20%, 1/1/2021                       1136        0           0      1136
                      -         -
                                                     North Central Texas Health Facilities
                                                     Development Corp
      1,000                            1,000              5.125%, 5/15/2029                     1013        0           0      1013
                      -         -
      1,000                            1,000              5.25%, 8/15/2032  AMBAC               1038        0           0      1038
                      -         -
                                                     Red River Authority/TX MBIA
                  1,000                1,000              6.00%, 6/ 1/2020                         0     1021           0      1021
          -                     -
                                                     San Marcos Consolidated Independent
                                                     School District
                  2,020                2,020              5.63%, 8/ 1/2025                         0     2211           0      2211
          -                     -
                                                     Sea Breeze Public Facility Corp
                    100                  100              6.50%, 1/ 1/2046                         0      100           0       100
          -                     -
                                                     Texas State Department Of Housing &
                                                     Community Affairs
                  2,315                2,315              5.70%, 1/ 1/2033                         0     2394           0      2394
          -                     -
                                                     Texas Tech University MBIA
      1,000                            1,000              5.00%, 8/15/2025                      1059        0           0      1059
                      -         -
                                                     University of Texas/TX
      2,000                            2,000              5.25%, 8/15/2019                      2113        0           0      2113
                      -         -
                                                                                               12686    12591           0     25277
                                               1.20% Virginia
                                                     Tobacco Settlement Financing Corp/VA
                  2,690                2,690              5.25%, 6/ 1/2019                         0     2739           0      2739
          -                     -
      1,000                            1,000              5.625%, 6/1/2037                      1023        0           0      1023
                      -         -
                                                     Virginia Beach Development Authority
        500                              500              5.375%, 11/1/2032                      506        0           0       506
                      -         -
                                                                                                1529     2739           0      4268
                                               4.25% Washington
                                                     Franklin County Pasco School
                                                     District No 1 FSA
      5,000                            5,000              5.25%, 12/1/2019                      5307        0           0      5307
                      -         -
                                                     Grant County Public Utility
                                                     District FGIC
                  1,550                1,550              5.00%, 1/ 1/2024                         0     1602           0      1602
          -                     -
                                                     King County Kent School
                                                     District No 415 WA
      4,500                            4,500              6.30%, 12/1/2008                      4692        0           0      4692
                      -         -
                                                     State of Washington
      3,000                            3,000              6.40%, 6/1/2017                       3494        0           0      3494
                      -         -
                                                                                               13493     1602           0     15095
                                               1.85% West Virginia
                                                     County of Braxton WV
                  2,000                2,000              6.13%, 4/ 1/2026                         0     2069           0      2069
          -                     -
                                                     Harrison County Community MBIA-IBC
      2,500                            2,500              6.875%, 4/15/2022                     2506        0           0      2506
                      -         -
                                                     Pleasants County W V Industrial
                                                     Development MBIA
                  2,000                2,000              6.15%, 5/ 1/2015                         0     2017           0      2017
          -                     -
                                                                                                2506     4086           0      6592
                                               1.47% Wisconsin
                                                     County of Milwaukee WI FSA
                  4,000                4,000              5.25%, 12/ 1/2025                        0     4206           0      4206
          -                     -
                                                     Wisconsin Health & Educational
                                                     Facilities Authority
        600                              600              6.00%, 8/15/2019                       626        0           0       626
                      -         -
        380                              380              7.125%, 8/15/2007  AMBAC               381        0           0       381
                      -         -
                                                                                                1007     4206           0      5213
                                                     TOTAL TAX-EXEMPT BONDS                   196768   149035           0    345803

                                               0.09% CONVERTIBLE BOND
                                               0.09% UAL Corp
        317                              317              5.00%, 2/1/2021                        329        0           0       329
                      -         -
                                                     TOTAL CONVERTIBLE BONDS                     329        0           0       329
 Shares      Shares      Shares    Shares
 Held        Held        Held      Held        0.73% OTHERS
                                               0.73% Tax-Exempt Money Market
                  1,400                1,400         BlackRock Liquidity Funds MuniFund Port       0     1400           0      1400
          -                     -
                  1,200                1,200         Merrill Lynch Funds For Institutions          0     1200           0      1200
          -                     -                    Series - Institutional Tax-Exempt Fund
                                                     TOTAL OTHERS                                  0     2600           0      2600
                                              98.12% Total Investments                        197097   151635           0    348732
                                               1.88% Other Assets in Excess of Liabilities,     2042     4636           0      6678
                                                     Net
                                             100.00% TOTAL NET ASSETS                         199139   156271           0    355410



(a) Variable Rate
(b) Security is illiquid.
(c) Non-Income Producing Security
(d) Security purchased on a when-issued basis.


                                                     Unrealized Appreciation (Depreciation)
                                                     Unrealized Appreciation                   11105     1747           0     12852
                                                     Unrealized Depreciation                    -289     -806           0     -1095
                                                     Net Unrealized Appreciation               10816      941           0     11757
                                                     (Depreciation)
                                                     Cost for federal income tax purposes     186281   150694           0    336975


                                              SCHEDULE OF FUTURES CONTRACTS

 Number of   Number of             Number of  Type                                   Original  Current Market   Unrealized
Contracts    Contracts             Contracts                                         Value     Value (000s)   Appreciation/
                                                                                     (000s)                         (Depreciation)
                                                                                                                (000s)
                                              Sell:
         89           -                   89  U.S. 5 Year Treasury Note, June 2006  $     9347 $   9270    $      0  $     77
         41           -                   41  U.S. 10 Year Treasury Note, June 2006       4340     4329           0        11

As of April 30, 2006, all securities held by the Acquired Funds would comply with the investment restrictions of the Acquiring Fund.

                     Pro Forma Notes to Financial Statements
                                 April 30, 2006
                                   (unaudited)

1. Description of the Funds

Equity Income Fund I and Tax-Exempt Bond Fund I (the "Acquiring Funds"), are series of Principal Investors Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination

On September 11, 2006, the Board of Directors of PIF Equity Income Fund and PIF Tax-Exempt Bond Fund (the "Acquired Funds") approved a Plan of Reorganization whereby, subject to approval by the shareholders of each Acquired Fund, PIF Equity Income Fund I and PIF Tax-Exempt Bond Fund I, respectively, will acquire all the assets of each Acquired Fund subject to the liabilities of such Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Funds (the "Reorganization"). In addition, PIF Equity Income Fund I and PIF Tax-Exempt Bond Fund I will acquire all of the assets of WM Equity Income Fund and WM Tax-Exempt Bond Fund (each a "WM Acquired Fund"), respectively, subject to the liabilities of WM Equity Income Fund and WM Tax-Exempt Bond Fund (the "WM Reorganization") The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization and the WM Reorganization occurred at April 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the WM Acquired Fund, the Acquired Funds and the Acquiring Funds at April 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the WM Acquired Fund, the Acquired Funds and the Acquiring Funds for the twelve months ended April 30, 2006. The statements have been derived from the funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the WM Acquired Fund, the Acquired Funds and the Acquiring Funds under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Funds for pre-combination periods will not be restated. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information. Principal Management Corp. has agreed to pay the expenses of the Reorganization so the Principal Investors Fund, Inc. shareholders will not bear these costs.

3.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 April 30, 2006
                                   (unaudited)

4.  Security Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectus and statements of additional information.

The Acquiring Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are ordinarily not reflected in the Funds' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Currency Translation

The Acquiring Funds' foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Funds' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.


6. Futures Contracts

The Acquiring Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

                                 April 30, 2006
                                   (unaudited)

7. Repurchase Agreements

The Acquiring Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Funds' securities lending program, the collateral is in the possession of the Funds' lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.


8. Securities Lending


The Acquiring Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the fund on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

9. Capital Shares
The pro forma net asset value per share assumes issuance of shares of the Acquiring Funds that would have been issued at April 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of the Acquired Funds, as of April 30, 2006, divided by the net asset value per share of the Acquiring Funds as of April 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statements of assets and liabilities.

10. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2006. The expenses of the Acquired Funds were adjusted assuming the fee structure of the Acquiring Funds was in effect for the twelve months ended April 30, 2006.

11. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Acquired Funds will distribute substantially all of their net investment income and any realized gains prior to the reorganization date.

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

     (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

     (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

     (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

1      (1)  a.  Articles of Amendment and Restatement (filed 4/12/96)
            b.  Articles of Amendment and Restatement (filed 9/22/00)
            c.  Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
            d.  Articles of Amendment and dated 5/23/05 (filed 9/8/05)
            e.  Articles of Amendment and dated 9/30/05 (filed 11/22/05)

       (2)  a.    Articles of Amendment (filed 9/12/97)
            b.    Articles of Amendment dated 7/7/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (3)  a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
            b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)  a.  Articles Supplementary dated 12/11/00 (filed 10/12/01)
            b.  Articles Supplementary dated 3/12/01 (filed 10/12/01)
            c.  Articles Supplementary dated 4/16/02 (filed 12/30/02)
            d.  Articles Supplementary dated 9/25/02 (filed 12/30/02)
            e.  Articles Supplementary dated 2/5/03 (filed 02/26/03)
            f.  Articles Supplementary dated 4/30/03 (filed 9/11/03)
            g.  Articles Supplementary dated 6/10/03 (filed 9/11/03)
            h.  Articles Supplementary dated 9/9/03 (filed 9/11/03)
            i.  Articles Supplementary dated 11/6/03 (filed 12/15/03)
            j.  Articles Supplementary dated 1/29/04 (filed 2/26/04)
            k.  Articles Supplementary dated 3/8/04  (filed 7/27/04)
            l.  Articles Supplementary dated 6/14/04 (filed 9/27/04)
            m.  Articles Supplementary dated 9/13/04 (filed 12/13/04)
            n.  Articles Supplementary dated 10/1/04 (filed 12/13/04)
            o.   Articles Supplementary dated 12/13/04 (filed 2/28/05)
            p.  Articles Supplementary dated 2/4/05 (filed 5/16/05)
            q.  Articles Supplementary dated 2/24/05 (filed 5/16/05)
            r.  Articles Supplementary dated 5/6/05 (filed 9/8/05)
            s.  Articles Supplementary dated 12/20/05 (filed 2/28/06)
            t.  Articles Supplementary dated 9/19/06  (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

2      By-laws (filed 9/11/03)

3      Not Applicable

4      Forms of  Plans of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5      Included in Exhibits 1 and 2 hereto.

6      (1)  a.   Management Agreement (filed 9/12/97)
            b.   1st Amendment to the Management Agreement (filed 9/22/00)
            c.   Management Agreement (filed 12/5/00)
            d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
            e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
            f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
            g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
            h.   Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
            i.   Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
            j.   Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
            k.   Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
            l.   Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
            m.   Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
            n.   Amendment to Management Agreement dated 9/30/05 (11/22/05)
            o.   Form of Amendment to Management Agreement (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (2)  a.   Invista Sub-Advisory Agreement (filed 9/12/97)
            b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
            c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)  a.   American Century Sub-Advisory Agreement (filed 12/5/00)
            b.   Amended &Restated Sub-Advisory Agreement with Amer. Century (filed 9/11/03)
            c.   Amended &Restated Sub-Advisory Agreement with Amer. Century (filed 9/27/04)
            d.   Amended & Restated  Sub-Adv Agreement with Amer. Century dated 6/13/05 (filed 9/8/05)

       (4)  a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
            b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)
            c.   Amended &Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed 9/27/04)

       (5)  a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)  a.   Federated Sub-Advisory Agreement (filed 12/5/00)
            b.   Federated Amended &Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)  a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
            b.   Amended &Restated Sub-Advisory Agreement with Neuberger Berman (filed 9/11/03)
            c.   Amended &Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)
            d.   Amended &Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04 (filed 2/28/05)

       (8)  a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)
            b.   Amended &Restated Sub-Advisory Agreement with MSAM dated 11/25/03  (filed 7/27/04)
            c.   Amended &Restated Sub-Advisory Agreement with MSAM dated 6/30/04  (filed 2/28/05)

       (9)  a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
            b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
            c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
            d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10) a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
            b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
            c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
            d.   Amended &Restated Sub-Advisory Agreement with PCREI (filed 9/11/03)
            e.   Amended & Restated Sub-Adv Agreement with PREI dated 9/12/05 (filed 12/29/05)
            f.   Amended & Restated Sub-Adv Agreement with PREI dated 1/1/06 (Filed 2/28/06)

       (11) a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12) a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
            b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
            c.   Amended &Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

       (13) a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
            b.   Amended &Restated Sub-Advisory Agreement with Ark (filed 9/11/03)

       (14) a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)
            b.   Amended &Restated Sub-Advisory Agreement with MSAM dated 11/25/03 (filed 7/27/04)

       (15) a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
            b.   Amended &Restated Sub-Advisory Agreement with Spectrum (filed 9/11/03)

       (16) a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
            b.   Amended &Restated Sub-Advisory Agreement with UBS (filed 9/11/03)
            c.   Amended &Restated Sub-Advisory Agreement with UBS dated 4/1/04 filed 6/1/04)

       (17) a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
            b.   Amended Dreyfus Sub-Advisory Agreement dated 11/25/03 (filed 12/15/03)
            c.   Amended Dreyfus Sub-Advisory Agreement dated 6/30/04 (filed 2/28/05)

       (18) a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
            b.   Amended &Restated Sub-Advisory Agreement with JP Morgan (filed 9/11/03)

       (19) a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
            b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
            c.   Amended &Restated Sub-Advisory Agreement with PGI (filed 9/11/03)
            d.   Amended &Restated Sub-Advisory Agreement with PGI (filed 6/1/04)
            e.   Amended &Restated Sub-Advisory Agreement with PGI dated 7-04 (filed 9/27/04)
            f.   Amended &Restated Sub-Advisory Agreement with PGI dated 9-13-04 (filed 12/13/04)
            g.   Amended &Restated Sub-Advisory Agreement with PGI dated 12-13-05 (filed 2/28/06)
            h.   Amended &Restated Sub-Advisory Agreement with PGI dated 7-1-05 (filed 9/8/05)
            i.   Sub-Sub-Advisory Agreement with Spectrum  dated 7-1-2005 (filed 12/29/05)
            j.   Sub-Sub-Advisory Agreement with Post dated 7-1-2005 (filed 12/29/05)
            k.   Amended &Restated Sub-Adv Agreement with PGI dated 3-1-06 (filed 2/28/06)

       (20) a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
            b.   Amended &Restated Sub-Advisory Agreement with Putnam (filed 9/11/03)

       (21) a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
            b.   Amended &Restated Sub-Advisory Agreement with Goldman Sachs (filed 9/11/03)
            c.   Amended &Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)
            d.   Amended &Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04 (filed 2/28/05)

       (22) a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
            b.   Amended &Restated Sub-Advisory Agreement with Wellington (filed 9/11/03)

       (23) a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
            b.   Fidelity Sub-Sub-Advisory Agreement (filed 12/15/03)
            c.   Amended &Restated Fidelity Sub-Advisory Agreement dated 12/29/04 (filed on 2/28/05)

       (24) a.   T. Rowe Price Sub-Advisory Agreement (filed 6/1/04)
            b.   Amended &Restated Sub-Advisory Agreement with T. Rowe Price (filed 9/27/04)
            c.   Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05 (filed 12/29/05)

       (25) a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement (filed 6/1/04)

       (26) a.   Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

       (27) a.   Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

       (28) a.   Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

       (29) a.   Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)
            b.   Amended & Restated Sub-Adv Agreement with LA Capital dated 9/12/05 (filed 11/22/05)

       (30) a.   Post Advisory Group Sub-Advisory Agreement dated 12/29/04 (filed 2/28/05)
            b.   Amended & Restated Sub-Adv Agreement with Post dated 9/12/05 (filed 12/29/05)

       (31) a.   Mellon Equity Associates LLP Sub-Advisory Agreement dated 12/21/04 (filed 2/28/05)
            b.   Amended & Restated Sub-Adv Agreement with Mellon Equity dated 8/8/05 (filed 11/22/05)

       (32) a.   Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 (filed 9/8/05)

       (33) a.   Barrow Hanley Sub-Advisory Agreement dated 7/12/05 (filed 9/8/05)

       (34) a.   Vaughan Nelson Investment Management Sub-Advisory Agreement dated 9/21/05 (filed 11/22/05)

       (35) a.   Nuveen Sub-Advisory Agreement dated 3/1/06 (filed 2/28/06)

       (36) a.   Bank of New York Sub-Advisory Agreement dated 3/1/06 (filed 2/28/06)

       (37) a.   Form of WM Advisors, Inc. Sub-Advisory Agreement (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (38) a.   Form of Van Kampen Sub-Advisory Agreement (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

7      (1)  a.   Distribution Agreement (filed 4/12/96)
            b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
            c.   Distribution Agreement (filed 9/22/00)
            d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
            e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
            f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
            g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
            h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
            i.   Amended and Restated Distribution Agreement (filed 12/30/02)
            j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
            k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
            l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
            m.   Amendment to Distribution Agreement dated 03/02 (filed 02/26/03)
            n.   Amendment to Distribution Agreement dated 12/02 (filed 02/26/03)
            o.   Amended &Restated Distribution Agreement dated 10/22/03 (filed 12/15/03)
            p.   Amended &Restated Distribution Agreement dated 6/14/04 (filed 9/27/04)
            q.   Amended & Restated Distribution Agreement dated 2/24/05 (filed 9/8/05)

       (2)  a.   Selling Agreement--Advantage Classes (filed 9/11/03)
            b.   Selling Agreement--J Shares (filed 9/11/03)
            c.   Selling Agreement--Class A and Class B Shares (filed 9/8/05)

8      Not Applicable

9      (1)  a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
            b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
            c.   Domestic and Global Custodian Agreement with Bank of New York (filed 11/22/05)

       (2)  a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
            b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

10     Rule 12b-1 Plan

       (1)  Advisors Preferred Plan (filed 9/22/2000)
            a.   Amended &Restated dated 9/9/02 (filed 12/30/02)
            b.   Amended &Restated dated 3/11/04 (filed 3/14/04)
            c.   Amended &Restated dated 6/14/04 (filed 9/27/04)
            d.   Amended &Restated dated 9/13/04 (filed 9/27/04)
            e.   Amended &Restated dated 12/13/04 (filed 2/28/05)
            f.   Amended & Restated dated 9/30/05 (filed 11/22/05)

       (2)  Advisors Select Plan (filed 9/22/2000)
            a.   Amended &Restated dated 9/9/02 (filed 12/30/02)
            b.   Amended &Restated dated 3/11/04 (filed 3/14/04)
            c.   Amended &Restated dated 6/14/04 (filed 9/27/04)
            d.   Amended &Restated dated 9/13/04 (filed 9/27/04)
            e.   Amended &Restated dated 12/13/04 (filed 2/28/05)
            f.   Amended & Restated dated 9/30/05 (filed 11/22/05)

       (3)  Select Plan (filed 12/30/02)
            a.   Amended &Restated dated 9/9/02 (filed 12/30/02)
            b.   Amended &Restated dated 3/11/04 (filed 3/14/04)
            c.   Amended &Restated dated 6/14/04 (filed 9/27/04)
            d.   Amended &Restated dated 9/13/04 (filed 9/27/04)
            e.   Amended &Restated dated 12/13/04 (filed 2/28/05)
            f.   Amended & Restated dated 9/30/05 (filed 11/22/05)

       (4)  Class J Plan (filed 12/30/02)
            a.   Amended &Restated dated 9/9/02 (filed 12/30/02)
            b.   Amended &Restated dated 9/13/04 (filed 9/27/04)
            c.   Amended &Restated dated 12/13/04 (filed 2/28/05)
            d.   Amended & Restated dated 9/30/05 (filed 11/22/05)

       (5)  Advisors Signature Plan (filed 12/13/04)
            a.   Amended &Restated dated 9/13/04 (filed 9/27/04)
            b.   Amended &Restated dated 12/13/04 (filed 2/28/05)
            c.   Amended & Restated dated 9/30/05 (filed 11/22/05)

       (6)  Class A Plan (filed 2/28/05)
            a.   Amended & Restated dated 9/30/05 (filed 11/22/05)
            b.   Amended & Restated dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (7)  Class B Plan (filed 2/28/05)
            a.   Amended & Restated dated 9/30/05 (filed 11/22/05)
            b.   Amended & Restated dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (8)  Class C Plan (filed 2/28/05)
            a.   Dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

(n)    Rule 18f-3 Plan (filed 2/28/05)

11     Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

12     Forms of Opinions and Consent of counsel on tax matters- To be filed by amendment

13     Not Applicable

14     Consent of Independent Registered Public Accountants

       (a) Consent of Ernst & Young LLP *

15     Not Applicable

16(a)  Powers of Attorney *

17     (a)  Prospectuses of Principal Investors Fund dated March 1, 2006 (filed 3/20/06)

       (b)  Statement of Additional Information of Principal Investors Fund dated March 1, 2006 (filed 3/20/06)

       (c)  Statement of Additional Information of Principal Investors Fund dated October __, 2006 (filed 9/20/06)

       (d)  Annual Report of Principal Investors Fund, Inc. for the fiscal year ended October 31, 2005 (filed 12/21/05)

       (e)  Semi-Annual Report of Principal Investors Fund, Inc. for the period ended April 30, 2006 (filed 6/28/06)

* Filed Herewith.


Item 17.       Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Investors Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 21th day of September, 2006.

                                              Principal Investors Fund, Inc.
                                                     (Registrant)

                                              By   /s/ R. C. Eucher
                                              R. C. Eucher
                                              Director, President and
                                              Chief Executive Officer

Attest:  /s/ James F. Sager
James F. Sager
Assistant Secretary

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                    Date

/s/ R. C. Eucher           Director, President and         September 21,2006
R. C. Eucher               Chief Executive Officer
                           (Principal Executive Officer)

  (L. D. Zimpleman)*       Director and Chairman           September 21,2006
L. D. Zimpleman                 of the Board

/s/ J. R. Brown            Vice President and              September 21, 2006
J. R. Brown                Chief Financial Officer
                           (Principal Accounting Officer)

   (E. A. Ballantine)*     Director                        September 21, 2006
E. A. Ballantine

   (J. D. Davis)*          Director                        September 21, 2006
J. D. Davis

   (R. W. Gilbert)*        Director                        September 21 , 2006
R. W. Gilbert

   (M. A. Grimmett)*       Director                        September 21, 2006
M. A. Grimmett

    (F.S. Hirseh)          Director                        September 21, 2006
F.S. Hirseh

   (W. C. Kimball)*        Director                        September 21, 2006
W. C. Kimball

   (B. A. Lukavsky)*       Director                        September 21 , 2006
B. A. Lukavsky

*By    /s/ R. C. Eucher
R. C. Eucher
Director, President and Chief Executive Officer
Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


 Exhibit No.    Description

     4          Forms of Plans of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

    11          Opinion and Consent of counsel regarding legality of issuance of shares and other matters

    14(a)       Consent of Ernst & Young LLP, Independent Registered Public Accountants

    16(a)       Powers of Attorney